As filed with the Securities and Exchange Commission on February 1, 2012

File No. 333-178723

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 2

☐ Post-Effective Amendment No.

(Check Appropriate Box or Boxes)

FINANCIAL INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(Area Code and Telephone Number) (303) 623-2577

JoEllen L. Legg, Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent for Service)

Copies to:

Peter H. Schwartz, Esquire

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on March 2, 2012, pursuant to Rule 488 under the Securities Act of 1933.

Explanatory Note: This Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 is being filed primarily to respond to comments received from the Staff of the Securities and Exchange Commission, as well as to include certain other non-material changes.

Title of Securities being Registered: Shares of beneficial interest of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Forward Growth Fund and Forward Banking and Finance Fund

A Message from the Funds’ President

February 1, 2012

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in the Forward Growth Fund (“Predecessor Growth Fund”) and Forward Banking and Finance Fund (the “Predecessor Banking Fund”; together with the Predecessor Growth Fund, the “Predecessor Funds”), each a series portfolio of Forward Funds (“Forward Funds” or the “Trust”). While you are, of course, welcome to join us at the Predecessor Funds shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card.

You are being asked to vote on an important matter: The approval of a proposed reorganization of the Predecessor Growth Fund into the Emerald Growth Fund (the “New Growth Fund”) and Predecessor Banking Fund into the Emerald Banking and Finance Fund (the “New Banking Fund”; together with the New Growth Fund, the “New Funds”), each a newly created series of Financial Investors Trust (“FIT”). In the reorganization, your Predecessor Growth Fund shares and Predecessor Banking Fund shares would, in effect, be exchanged, on a tax-free basis, for shares of the New Growth Fund and New Banking Fund, respectively, with an equal aggregate net asset value.

The New Funds were created to acquire the assets of the corresponding Predecessor Funds, and will carry on the business of the corresponding Predecessor Funds and inherit their respective performance and financial history. We expect that the proposed reorganization, if approved by shareholders, will take effect during the first calendar quarter of 2012.

The Board of Trustees of the Predecessor Funds has unanimously approved the proposed reorganization. In determining to recommend approval of the reorganization, the Board of Trustees of the Predecessor Funds considered various factors, including the potential benefits to the respective shareholders of the Predecessor Funds offered by the reorganization, the commitment of the New Growth Fund’s investment adviser to continue the current expense cap agreement in place with the Predecessor Growth Fund and the implementation of an expense cap agreement for the New Banking Fund. The Board of Trustees recommends that you vote “FOR” this proposal.

Included in this booklet is information about the upcoming shareholders’ meeting, including:

•	A Notice of a Special Meeting of shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on each of the New Funds, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Your vote with respect to the Predecessor Fund in which you are a shareholder is needed whether or not you plan to attend the shareholder meeting. If you are a Shareholder in both of the Predecessor Funds, your vote will be needed for both Predecessor Funds, separately. Please review the enclosed materials thoroughly and once you have determined how you would like your interests to be represented, please promptly complete, sign, date and return the appropriate enclosed proxy card or authorize your proxy by telephone or internet. A postage-paid envelope is enclosed for mailing. You may receive more than one proxy card for each of the Predecessor Funds in which you are a Shareholder. If so, please vote each proxy card.

Your prompt return of the enclosed proxy card(s) will save the necessity and expense of further solicitations.

Your vote is important to us. If you have questions about the enclosed materials, please call 1-800-330-5897.

Sincerely,

/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President, Forward Funds

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

OF FORWARD GROWTH FUND AND FORWARD BANKING AND FINANCE FUND,

EACH A SERIES OF FORWARD FUNDS

This is the formal agenda for the special shareholders’ meeting of your fund. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of the Forward Growth Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of the Forward Growth Fund (“Predecessor Growth Fund” a series portfolio of Forward Funds (“Forward Funds” or the “Trust”)) will be held at the offices of Forward Management, LLC, 101 California Street, Suite 1600, San Francisco, CA 94111, on March 12, 2012 at 10 a.m. Pacific time, to consider the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Forward Growth Fund (“Predecessor Growth Fund”) to the Emerald Growth Fund (the “New Growth Fund”), a newly created series of Financial Investors Trust, in exchange for shares of the New Growth Fund and the assumption by the New Growth Fund of all liabilities of the Predecessor Growth Fund, and the distribution of such shares to the shareholders of the Predecessor Growth Fund in complete liquidation and termination of the Predecessor Growth Fund.

To the Shareholders of the Forward Banking and Finance Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of the Forward Banking and Finance Fund (the “Predecessor Banking Fund,” a series portfolio of Forward Funds (“Forward Funds” or the “Trust”)) will be held at the offices of Forward Management, LLC, 101 California Street, Suite 1600, San Francisco, CA 94111, on March 12, 2012 at 10 a.m. Pacific time, to consider the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Forward Banking and Finance Fund (the “Predecessor Banking Fund”) to the Emerald Banking and Finance Fund (the “New Banking Fund”), a newly created series of Financial Investors Trust, in exchange for shares of the New Banking Fund and the assumption by the New Banking Fund of all liabilities of the Predecessor Banking Fund, and the distribution of such shares to the shareholders of the Predecessor Banking Fund in complete liquidation and termination of the Predecessor Banking Fund.

The close of business on December 31, 2011 has been set as the record date for determining the shareholders of each of the Predecessor Funds entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the reorganization is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board of Trustees, /s/ Mary Curran
Mary Curran
Secretary, Forward Funds

February 1, 2012

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided (or take advantage of the telephone or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card will help ensure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Voting via the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. To vote your proxy by phone or via the Internet, please refer to the instructions found on the enclosed proxy ballot. Please do not return the enclosed proxy card if you are voting via the Internet or by telephone. If you wish to attend the Special Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be held on March 12, 2012. The Prospectus/Proxy Statement is available at www.proxyonline.us/docs/forwardfunds.pdf.

QUESTIONS & ANSWERS

FORWARD FUNDS

Forward Growth Fund and Forward Banking and Finance Fund

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement for the Fund in which you are a shareholder, here is a brief overview of the proposal affecting the Forward Growth Fund (“Predecessor Growth Fund”) and Forward Banking and Finance Fund (the “Predecessor Banking Fund”; together with the Predecessor Growth Fund, the “Predecessor Funds”), each a series portfolio of Forward Funds (“Forward Funds” or the “Trust”), which will require your vote.

Q.	What is happening?

A. Forward Management, LLC (“Forward”), the investment adviser of each of the Predecessor Funds, and Emerald Mutual Fund Advisers Trust (“Emerald”), the investment sub-adviser of the Predecessor Funds, each has recommended, and the Board of Trustees of Forward Funds has approved, a proposal to reorganize each of the Predecessor Funds (the “Reorganization”). Each of the proposals is a separate transaction, and the approval by shareholders of all of the Reorganizations is not required for a Reorganization to proceed, however, if all of the proposals are not approved, the Board of Trustees of the Predecessor Funds may consider alternative actions, including the resubmission to shareholders of a plan of reorganization for one or both of the Predecessor Funds.

Q.	What issue am I being asked to vote on?

A. If you are a shareholder of the Forward Growth Fund, you are being asked to vote on a proposal to reorganize the Predecessor Growth Fund into the Emerald Growth Fund (the “New Growth Fund”) and if you are a shareholder of the Forward Banking and Finance Fund, you are being asked to vote on a proposal to reorganize the Predecessor Banking Fund into the Emerald Banking and Finance Fund (the “New Banking Fund”; together with the New Growth Fund, the “New Funds”). Each New Fund is a newly created series of Financial Investors Trust and is a “shell” fund that was created to acquire the assets of the corresponding Predecessor Fund. Upon the completion of the Reorganization, (i) Predecessor Growth Fund will distribute shares of the New Growth Fund pro rata to its shareholders, who will then become shareholders of the New Growth Fund and (ii) Predecessor Banking Fund will distribute shares of the New Banking Fund pro rata to its shareholders, who will then become shareholders of the New Banking Fund.

Q.	Why has this proposal been made for the Predecessor Funds?

A. The Reorganization was proposed in order to increase distribution opportunities for the Predecessor Funds and to enhance their potential for asset growth, while maintaining continuity of portfolio management. As a series of Financial Investors Trust, each of the New Funds will offer a full array of share classes and may be available through additional distribution channels. Emerald, which currently serves as the investment sub-adviser to each of the Predecessor Funds, will become the investment adviser to each of the New Funds.

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Q.	Will the investment objective or investment policies change as a result of the Reorganization?

A. The New Growth Fund and the New Banking Fund will have the same investment objective and substantially similar investment policies as the Predecessor Growth Fund and the Predecessor Banking Fund, respectively. Please review the “Investment Strategies and Risks” comparison table and the “Certain Investment Policies” comparison table in the Prospectus/Proxy Statement. Please note that certain investment policies that were “fundamental” for one or both Predecessor Funds are “non-fundamental” policies of the New Funds and/or have been adjusted in some other way.

Q.	Will the investment risks change as a result of the Reorganization?

A. The New Growth Fund and the New Banking Fund will have substantially similar investment risks as the Predecessor Growth Fund and the Predecessor Banking Fund, respectively. Please review the “Investment Strategies and Risks” comparison table in the Prospectus/Proxy Statement.

Q.     Will the purchase procedures, exchange rights, redemption procedures and distribution procedures change as a result of the Reorganization?

A. The New Growth Fund and the New Banking Fund will have similar purchase procedures, exchange rights and redemption procedures as the Predecessor Growth Fund and the Predecessor Banking Fund, with some differences. Please review the comparison table in the Prospectus/Proxy Statement. While the Predecessor Growth Fund and Predecessor Banking Fund pay dividends and distribute capital gains annually (if any), the New Growth Fund and New Banking Fund are expected to pay dividends, if any, on a quarterly basis, and to generally distribute capital gains, if any, on an annual basis, with certain other distributions from time to time as permitted by the 1940 Act and the Internal Revenue Code of 1986.

Q.	Will I have to pay U.S. federal income tax as a result of the Reorganization?

A. The Reorganization of each Fund is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. Shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization. In addition, no non-routine taxable distributions are expected to be made immediately prior to, or in connection with, the Reorganization.

Q.	Will the Reorganization change sales charges (loads)?

A. Yes. Only the Class A shares of each Predecessor Fund charges a sales load and the sales load will be lowered as a result of the reorganization. The Investor Class shares and the Institutional Class shares of the Predecessor Funds and the corresponding Investor Class and the Institutional Class shares of the New Funds are not subject to any sales charge (loads). The Class A shares of the Predecessor Funds bear a 5.75% sales charge (load), while Class A shares of the New Funds will bear only a 4.75% sales charge (load). The Class C shares of the Predecessor Funds and the corresponding Class C shares of the New Funds will bear the same contingent deferred sales charges.

Q.     Will I be charged a sales charge or contingent deferred sales charge (“CDSC”) or other transactional fee at the time of the Reorganization?

A. No. The Investor Class shares, the Institutional Class shares, Class A shares and Class C shares of the Predecessor Fund and the corresponding Investor Class, Institutional Class, Class A shares and Class C shares of the New Fund will not be subject to any sales charge or other transactional fees at the time of the Reorganization; if a Class C Investor was subject to a CDSC as a shareholder of a Predecessor Fund, it will remain subject to the same CDSC for the same time remaining following the reorganization.

Q.	Will the Investment Adviser continue to be Forward?

A. No. The investment adviser of the New Funds will be Emerald, the current Sub-Adviser of the Predecessor Funds.

Q.	Will the Reorganization result in higher advisory fees?

A. No. Shareholders of the Predecessor Funds will not be subject to a higher advisory fee than they currently experience in the Predecessor Funds. The services provided by Emerald shall be substantially similar to the aggregate services provided by the adviser of the Predecessor Funds and Emerald, as the sub-adviser of the Predecessor Fund.

Q.	Will the Reorganizations change the Predecessor Funds’ total or net annual fund operating expenses?

A.     As set forth in the table below, the Predecessor Funds’ total annual fund operating expenses will change as a result of the Reorganizations. The Predecessor Funds’ total annual fund operating expenses after taking into account fee waivers and expense reimbursement arrangements (also referred to as their “net annual fund operating expenses”) are expected to remain the same for a certain period after the Reorganizations.

Through August 31, 2013, shareholders of the Predecessor Growth Fund are expected to experience the same net annual fund operating expenses in the New Growth Fund that they currently experience in the Predecessor Growth Fund, after taking into account the New Growth Fund’s contractual fee waivers and expense reimbursement arrangements.

The Predecessor Banking Fund does not currently have any fee waivers in place. Total annual fund operating expenses of the New Banking Fund will increase after the reorganization. However, the New Banking Fund will have a waiver in place whereby the net annual fund operating expenses for the New Banking Fund will be limited to the amounts set forth below through August 31, 2014.

Emerald will be permitted to recover, on a class-by-class basis, expenses it has borne through the arrangement with each New Fund described above to the extent that the respective New Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. A New Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred.

	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Predecessor Growth Fund Class A	1.41%	1.29%
New Growth Fund Class A	1.43%	1.29%*

Predecessor Growth Fund Class C	2.06%	1.94%
New Growth Fund Class C	2.08%	1.94%*

Predecessor Growth Fund Investor Class	1.46%	1.34%
New Growth Fund Investor Class	1.48%	1.34%*

Predecessor Growth Fund Institutional Class	1.11%	0.99%
New Growth Fund Institutional Class	1.13%	0.99%*

Predecessor Banking Fund Class A	1.94%	1.94%
New Banking Fund Class A	2.07%	1.84%**

Predecessor Banking Fund Class C	2.49%	2.49%
New Banking Fund Class C	2.72%	2.49%**

Predecessor Banking Fund Investor Class	1.89%	1.89%
New Banking Fund Investor Class	2.12%	1.89%**

Predecessor Banking Fund Institutional Class	1.54%	1.54%
New Banking Fund Institutional Class	1.77%	1.54%**

* Pursuant to a fee waiver and reimbursement agreement effective through August 31, 2013.

** Pursuant to a fee waiver and reimbursement agreement effective through August 31, 2014.

Q.	How will the Reorganization affect me?

A. Assuming shareholders approve the Reorganization, the assets and liabilities of each Predecessor Fund will be transferred to its corresponding New Fund, an account will be set up in your name and you will receive shares of the appropriate class of the appropriate New Fund, and the Predecessor Funds will liquidate. The value of the shares of the New Funds you receive in the Reorganization will equal the value of the shares of the corresponding Predecessor Funds you own immediately prior to the Reorganization.

Q.	Who will pay the expenses of the Reorganization?

A. The New Funds and the Predecessor Funds will pay no expenses associated with their participation in the Reorganization. Emerald or an affiliate will pay all reasonable legal counsel and other expenses (including board meeting fees and costs) of the New Funds incurred in connection with the Reorganization. Emerald or an affiliate will pay such expenses of the Predecessor Funds up to a maximum of $12,500. The Predecessor Funds’ expenses in excess of this amount will be paid by Forward Management, LLC.

Q.	When would the Reorganization take place?

A. If approved, the Reorganization is anticipated to occur late in the first quarter of 2012. Shortly after completion of the Reorganization, you will receive a confirmation statement reflecting your account number (which will be the same as your current account number) and the number of shares owned.

Q.     How does the Board of Trustees (“Board of Trustees”, sometimes also referred to as the “Board”) of the Predecessor Funds recommend that I vote?

A. The Board of Trustees has determined that reorganizing the Predecessor Funds into new investment companies, each of which has the same investment objective and substantially similar investment policies as the Predecessor Funds, and each to be a new series of Financial Investors Trust advised by Emerald, offers potential benefits to shareholders of the Predecessor Funds. These potential benefits include the extension of the expense cap commitment for classes of the New Growth Fund through August 31, 2013, the implementation of an expense cap commitment for classes of the New Banking Fund through August 31, 2014, the New Funds’ continued access to the distribution network of ALPS Distributors, Inc. following the Reorganization, opportunities for expanded marketing and distribution activity, and the direct management of Emerald. The Board of Trustees recommends that you vote “FOR” this proposal.

Q.	What percentage of votes is required to approve a Reorganization?

A. Approval of a Reorganization by each Predecessor Fund will require the affirmative vote of (i) 67% or more of the respective Predecessor Fund’s voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of that Predecessor Fund, whichever is less.

Q.	How can I vote?

A. You can vote by mail, telephone or internet using the enclosed proxy card, or in person at the special meeting.

Q.	If I send in my proxy card now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted at the special meeting either (i) by sending a written revocation to the Secretary of the Trust as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the Trust at or prior to the special meeting; or (iii) by attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q.	Whom should I call for additional information about this Prospectus/Proxy Statement?

A. Please call our proxy information line toll-free at 1-800-330-5897. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

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PROSPECTUS/PROXY STATEMENT

PROSPECTUS/PROXY STATEMENT

February 1, 2012

Acquisition of the assets of:	By and in exchange for shares of:

Forward Growth Fund a series of Forward Funds 101 California Street, Suite 1600 San Francisco, CA 94111 1-800-999-6809	Emerald Growth Fund a series of Financial Investors Trust 1290 Broadway, Suite 1100 Denver, CO 80203 1-855-828-9909

Forward Banking and Finance Fund a series of Forward Funds 101 California Street, Suite 1600 San Francisco, CA 94111 1-800-999-6809	Emerald Banking and Finance Fund a series of Financial Investors Trust 1290 Broadway, Suite 1100 Denver, CO 80203 1-855-828-9909

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Trustees of Forward Funds (the “Trust”), on behalf of Forward Growth Fund (the “Predecessor Growth Fund”) and Forward Banking and Finance Fund (the “Predecessor Banking Fund”; together with the Predecessor Growth Fund, the ”Predecessor Funds”), to be used at the Special Meeting of Shareholders of the Predecessor Growth Fund to be held on March 12, 2012 at 10 a.m., Pacific time (“Growth Fund Meeting”) and of the Predecessor Banking Fund to be held on March 12, 2012 at 10 a.m., Pacific time (“Banking Fund Meeting”; together with the Growth Fund Meeting, the “Special Meetings”), to consider the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

With respect to the Predecessor Growth Fund

Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Forward Growth Fund (the “Predecessor Growth Fund”) to the Emerald Growth Fund (the “New Growth Fund”), a newly created series of Financial Investors Trust (“FIT”), in exchange for shares of the New Growth Fund and the assumption by the New Growth Fund of all liabilities of the Predecessor Growth Fund, and the distribution of such shares to the shareholders of the Predecessor Growth Fund in complete liquidation and termination of the Predecessor Growth Fund.

With respect to the Predecessor Banking Fund

Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Forward Banking Fund (the “Predecessor Banking Fund”) to the Emerald Banking Fund (the “New Banking Fund”), a newly created series of Financial Investors Trust (“FIT”), in exchange for shares of the New Banking Fund and the assumption by the New Banking Fund of all liabilities of the Predecessor Banking Fund, and the distribution of such shares to the shareholders of the Predecessor Banking Fund in complete liquidation and termination of the Predecessor Banking Fund.

The Special Meeting will be held at the offices of Forward Management, LLC, the Predecessor Funds’ investment adviser (“IM”), located at 101 California Street, Suite 1600, San Francisco, CA 94111. Shareholders of record at the close of business on December 31, 2011 are entitled to receive notice of and to vote at the Special Meeting.

This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card, is being mailed on or about February 6, 2012 to shareholders of record as of December 31, 2011. It explains concisely what you should know before voting on the proposals or investing in the New Growth Fund or New Banking Fund, each a newly created series of Financial Investors Trust (“FIT”), an open-end, registered management investment company. Please read it carefully and keep it for future reference.

To obtain directions to attend the Special Meetings, please call 1-800-330-5897. You may obtain free copies of either of the Predecessor Funds’ annual reports, semi-annual reports, prospectus, statement of additional information, the statement of additional information for this Prospectus/Proxy Statement, or other information by calling Forward Funds at 1-800-999-6809. You may request information about the New Funds by calling ALPS Fund Services at 1-855-828-9909.

Like shares of the Predecessor Funds, shares of the New Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. You may lose money by investing in the New Funds.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

This document is designed to give you the information you need to vote on the proposal with respect to each Predecessor Fund. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you do not understand, please contact the Predecessor Funds at 1-800-999-6809.

The New Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and file required reports, proxy statements and other information with the SEC. You may review and copy information about the New Funds, including the statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). You may call the SEC at 202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Predecessor Growth Fund and New Growth Fund

(Investors in Predecessor Banking Fund - - Please See Section

Titled: “Predecessor Banking Fund and New Banking Fund,” Below)

It is proposed that the Predecessor Growth Fund transfer all of its assets to the New Growth Fund, in exchange for the New Growth Fund’s shares and the assumption by the New Growth Fund of all liabilities of the Predecessor Growth Fund, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). The Predecessor Growth Fund and the New Growth Fund are referred to collectively as the “Growth Funds,” and each is referred to herein individually as a “Growth Fund.”

When the Reorganization occurs, each Class A, Class C, Investor Class and Institutional Class shareholder of the Predecessor Growth Fund will receive, respectively, the number of full and fractional shares of Class A, Class C,

Investor Class and Institutional Class, respectively, of the New Growth Fund, equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of their Predecessor Growth Fund Class A, Class C, Investor Class and Institutional Class shares, as applicable, held by that shareholder immediately prior to the Reorganization.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

(i) the prospectus of the Predecessor Growth Fund, dated May 1, 2011, as supplemented from time to time;

(ii) the statement of additional information of the Predecessor Growth Fund, dated May 1, 2011, as supplemented from time to time;

(iii) the statement of additional information for this Prospectus/Proxy Statement relating to the proposed Reorganization, dated February 1, 2012 (the “Reorganization SAI”); and

(iv) the financial statements, financial highlights and related report of the independent registered public accounting firm for the Predecessor Growth Fund included in the Annual Report to Shareholders for the fiscal year ended December 31, 2010 and semi-annual reports as of June 30, 2011.

Information regarding the New Growth Fund is included in this Prospectus/Proxy Statement as “Appendix B: Information Regarding The New Funds,” as well as in the Reorganization SAI for this Prospectus/Proxy Statement as “Appendix A: Additional Information Regarding The New Funds.”

The Predecessor Growth Fund and the New Growth Fund are series of open-end management investment companies. The New Growth Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization. The New Growth Fund has the same investment objective and substantially similar investment policies and restrictions as the Predecessor Growth Fund, with certain differences as described under “Investment Strategies and Risk Factors” in this Prospectus/Proxy Statement.

Emerald Mutual Fund Advisers Trust (“Emerald”) will be engaged as the investment adviser of the New Growth Fund and will be responsible for the overall administration of the New Growth Fund’s business affairs. Emerald currently serves as the Predecessor Growth Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement. If shareholders approve the Reorganization, the New Growth Fund will carry on the business of the Predecessor Growth Fund and will inherit the Predecessor Growth Fund’s performance and financial history following the Reorganization. This Prospectus/Proxy Statement includes a comparison of the Predecessor Growth Fund and the New Growth Fund.

Predecessor Banking Fund and New Banking Fund

(Investors in Predecessor Growth Fund - - Please See Section

Titled: “Predecessor Growth Fund and New Growth Fund,” Above)

It is proposed that the Predecessor Banking Fund transfer all of its assets to the New Banking Fund, in exchange for the New Banking Fund’s shares and the assumption by the New Banking Fund of all liabilities of the Predecessor Banking Fund, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). The Predecessor Banking Fund and the New Banking Fund are referred to collectively as the “Banking Funds,” and each is referred to herein individually as a “Banking Fund.”

When the Reorganization occurs, each Class A, Class C, Investor Class and Institutional Class shareholder of the Predecessor Banking Fund will receive, respectively, the number of full and fractional shares of Class A, Class C, Investor Class and Institutional Class, respectively, of the New Banking Fund, equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of their Predecessor Banking Fund Class A, Class C, Investor Class and Institutional Class shares, as applicable, held by that shareholder immediately prior to the Reorganization.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

(i) the prospectus of the Predecessor Banking Fund, dated May 1, 2011, as supplemented from time to time;

(ii) the statement of additional information of the Predecessor Banking Fund, dated May 1, 2011, as supplemented from time to time;

(iii) the statement of additional information for this Prospectus/Proxy Statement relating to the proposed Reorganization, dated February 1, 2012 (the “Reorganization SAI”); and

(iv) the financial statements, financial highlights and related report of the independent registered public accounting firm for the Predecessor Banking Fund included in the Annual Report to Shareholders for the fiscal year ended December 31, 2010 and semi-annual reports as of June 30, 2011.

Information regarding the New Banking Fund is included in this Prospectus/Proxy Statement as “Appendix B: Information Regarding The New Funds,” as well as in the Reorganization SAI for this Prospectus/Proxy Statement as “Appendix A: Additional Information Regarding The New Funds.”

The Predecessor Banking Fund and the New Banking Fund are open-end management investment companies. The New Banking Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization. The New Banking Fund has the same investment objective and substantially similar investment policies and restrictions as the Predecessor Banking Fund, with certain differences as described under “Investment Strategies and Risk Factors” in this Prospectus/Proxy Statement.

Emerald Mutual Fund Advisers Trust (“Emerald”) will be engaged as the investment adviser of the New Banking Fund and will be responsible for the overall administration of the New Banking Fund’s business affairs. Emerald currently serves as the Predecessor Banking Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement. If shareholders approve the Reorganization, the New Banking Fund will carry on the business of the Predecessor Banking Fund and will inherit the Predecessor Banking Fund’s performance and financial history following the Reorganization. This Prospectus/Proxy Statement includes a comparison of the Predecessor Banking Fund and the New Banking Fund.

SYNOPSIS

Here are some answers to questions you may have about the proposed Reorganization of each of the Predecessor Funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed Reorganization.

1.	What is being proposed?

The Board of Trustees of the Forward Funds, of which the Predecessor Funds are separate series, is recommending that shareholders approve the transactions contemplated by an Agreement and Plan of Reorganization (as described below and a form of which is attached as Appendix A), which we refer to as the “Reorganization” of the Predecessor Funds with and into the corresponding New Funds. If approved by shareholders, each of the Predecessor Funds will transfer all of its assets to its corresponding New Fund in exchange for shares of such corresponding New Fund (“Reorganization Shares”) with a value equal to the value of its Predecessor Fund’s assets net of liabilities, and for the assumption by the corresponding New Fund of all liabilities of its Predecessor Fund. Each Class A, Class C, Investor Class and Institutional Class shareholder of each of the Predecessor Funds will receive, respectively, the number of full and fractional shares of Class A , Class C, Investor Class and Institutional Class of its corresponding New Fund, equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of their Predecessor Fund Class A, Class C, Investor Class and Institutional Class shares held by that shareholder immediately prior to the Reorganization. As soon as possible after the transfer, each of the Predecessor Funds will distribute to its shareholders, on a pro rata basis, the appropriate class of Reorganization Shares. As a condition of the Reorganization, the Predecessor Funds will receive an opinion of counsel that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”); and that no gain or loss will be recognized to the Predecessor Funds, their shareholders, or the corresponding New Funds with respect to the Reorganization.

2.	What will happen to my shares of the Predecessor Funds as a result of the Reorganization?

Your shares of the Predecessor Fund will, in effect, be exchanged on a U.S. federal income tax-free basis for shares of the appropriate class of its corresponding New Fund equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of the Predecessor Fund shares you held immediately prior to the Reorganization, as follows:

Predecessor Fund Share Class	New Fund Share Class
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Investor Class Shares	Investor Class Shares
Institutional Class Shares	Institutional Class Shares

3.	Why has the Board of Trustees of Forward Funds recommended that I approve the Reorganization?

In determining to recommend that shareholders approve the Reorganization, the Board considered, among others, the following factors:

•

The potential benefits to Fund shareholders resulting from the Reorganization, including continued access to the distribution network of ALPS Distributors, Inc. and additional mutual fund offerings available through Financial Investors Trust;

•

The commitment of Emerald to continue expense limitations for shareholders of the New Growth Fund at the same levels of the Predecessor Growth Fund until August 31, 2013, which is more than a year longer than the existing expense cap agreement;

•	The commitment of Emerald to implement expense limitations for shareholders of the New Banking Fund until August 31, 2014;

•	The continuity of portfolio management as a result of the Reorganization;

•	The tax-free nature of the Reorganization; and

•	Possible alternatives to the Reorganization.

The Board of Trustees of Forward Funds has concluded that: (1) the Reorganization is in the best interests of the Predecessor Funds, and (2) the interests of the existing shareholders of the Predecessor Funds will not be diluted as a result of the Reorganization. Accordingly, the Board of Trustees of the Trust unanimously recommends approval of the Agreement and Plan of Reorganization to effect the Reorganization.

4.	How do the investment objectives, strategies and restrictions of the Funds compare?

The New Funds have the same investment objectives and substantially similar investment strategies as their corresponding Predecessor Funds. Each New Fund seeks to provide long-term capital appreciation. Each New Fund is a diversified fund. However, certain fundamental investment limitations of the Predecessor Funds will become non-fundamental investment limitations of the New Funds. For more information regarding these differences, please refer to page 21 of this Prospectus/Proxy Statement.

5.	How do the expense ratios and management fee rates of the New Funds compare, and what are they estimated to be following the Reorganization?

The following tables summarize the fees and expenses you may pay as an investor in the New Funds, the expenses that the Predecessor Funds incurred for the fiscal year ended December 31, 2010, the estimated expenses for the New Funds since they have not yet commenced operations and the pro forma estimated expense ratios of the New Funds assuming consummation of the Reorganization, which is anticipated to occur late in the first quarter of 2012.

The tables below are provided to help you understand the expenses of investing in each of the New Funds and your share of the operating expenses that each New Fund incurs and that Emerald expects the combined New Funds to incur in the first year following the Reorganization.

Predecessor Growth Fund and New Growth Fund

Class A and Class C

Shareholder Fees

(fees paid directly from your investments)

	Predecessor Growth Fund	New Growth Fund	New Growth Fund (Pro forma combined)	Predecessor Growth Fund	New Growth Fund	New Growth Fund (Pro forma combined)
	Class A *	Class A	Class A	Class C	Class C**	Class C
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	4.75%	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None	1.0%	1.0%	1.0%
Maximum Account Fee	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Predecessor Growth Fund	New Growth Fund	New Growth Fund (Pro forma combined)	Predecessor Growth Fund	New Growth Fund	New Growth Fund (Pro forma combined)
	Class A	Class A	Class A	Class C	Class C	Class C
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.35%	0.35%	0.35%	0.75%	0.75%	0.75%
Shareholders Service Fees	0.00%	0.00%	0.0%	0.25%	0.25%	0.25%
Other Expenses(1)	0.31%	0.33%	0.33%	0.31%	0.33%	0.33%
Acquired Fund Fees and Expenses (2)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Annual Fund Operating Expenses	1.41%	1.43%	1.43%	2.06%	2.08%	2.08%
Less Waiver and Expense Reimbursement(3) (4)	(0.12%)	(0.14%)	(0.14%)	(0.12%)	(0.14%)	(0.14%)
Net Annual Fund Operating Expenses	1.29%	1.29%	1.29%	1.94%	1.94%	1.94%

Predecessor Growth Fund and New Growth Fund

Investor Class and Institutional Class

Shareholder Fees

(fees paid directly from your investments)

	Predecessor Growth Fund	New Growth Fund	New Growth Fund (Pro forma combined)	Predecessor Growth Fund	New Growth Fund	New Growth Fund (Pro forma combined)
	Investor Class ***	Investor Class	Investor Class	Institutional Class	Institutional Class ****	Institutional Class ****
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None	None	None	None
Maximum Account Fee	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Predecessor Growth Fund	New Growth Fund	New Growth Fund (Pro forma combined)	Predecessor Growth Fund	New Growth Fund	New Growth Fund (Pro forma combined)
	Investor Class ***	Investor Class ***	Investor Class ***	Institutional Class ****	Institutional Class ****	Institutional Class ****
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%	None	None	None
Shareholder Services Fees	0.15%	0.15%	0.15%	0.05%	0.05%	0.05%
Other Expenses(1)	0.31%	0.33%	0.33%	0.31%	0.33%	0.33%
Acquired Fund Fees and Expenses(2)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Annual Fund Operating Expenses	1.46%	1.48%	1.48%	1.11%	1.13%	1.13%
Less Waiver and Expense Reimbursement(3) (4)	(0.12%)	(0.14%)	(0.14%)	(0.12%)	(0.14%)	(0.14%)
Net Annual Fund Operating Expenses	1.34%	1.34%	1.34%	0.99%	0.99%	0.99%

*

Each holder of Class A shares of the Predecessor Growth Fund will receive the number of full and fractional shares of the Class A shares of the New Growth Fund, having an aggregate net asset value equal to the aggregate net asset value of the Class A shares of the Predecessor Growth Fund held by that shareholder immediately prior to the Reorganization.

**

Each holder of Class C shares of the Predecessor Growth Fund will receive the number of full and fractional shares of the Class C shares of the New Growth Fund, having an aggregate net asset value equal to the aggregate net asset value of the Class C shares of the Predecessor Growth Fund held by that shareholder immediately prior to the Reorganization. A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months.

***

Each holder of the Investor Class shares of the Predecessor Growth Fund will receive the number of full and fractional shares of the Investor Class shares of the New Growth Fund, having an aggregate net asset value equal to the aggregate net asset value of the Investor Class shares of the Predecessor Growth Fund held by that shareholder immediately prior to the Reorganization.

****

Each holder of Institutional Class shares of the Predecessor Growth Fund will receive the number of full and fractional shares of the Institutional Class shares of the New Growth Fund, having an aggregate net asset value equal to the aggregate net asset value of the Institutional Class shares of the Predecessor Growth Fund held by that shareholder immediately prior to the Reorganization.

(1)	Other Expenses for the New Growth Fund are based on estimated amounts for its initial fiscal year.

(2)	Acquired Fund Fees and Expenses for the New Growth Fund are based on estimated amounts for its initial fiscal year.

(3)

Forward has contractually agreed to limit the Predecessor Growth Fund’s total annual fund operating expenses (including acquired fund fees and expenses) to 1.29% of average daily net assets for the Class A shares, 1.94% for the Class C shares, 1.34% of average daily net assets for the Investor Class shares and 0.99% of average daily net assets for the Institutional Class shares of the Predecessor Growth Fund, at least through April 30, 2012. This obligation excludes taxes, brokerage commissions and extraordinary expenses. If such expenses are incurred, Predecessor Growth Fund expenses would be higher. Forward is permitted to recoup the fees waived and/or expenses reimbursed within a three-year period to the extent of the expense limitation. This agreement may not be terminated prior to April 30, 2012 except with the approval of Forward’s Board of Trustees. Emerald has agreed to the same waivers with respect to the New Growth Fund through August 31, 2013– see #4 below.

(4)

Emerald contractually has agreed to limit the total annual fund operating expenses of the New Growth Fund (including acquired fund fees and expenses) to 1.29% of average daily net assets for the Class A, 1.94% of average daily net assets for the Class C, 1.34% of average daily net assets for the Investor Class and 0.99% of average daily net assets for the Institutional Class, each through at least August 31, 2013 (excluding taxes, brokerage commissions and extraordinary expenses). Emerald will be permitted to recover from the New Growth Fund, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the New Growth Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The New Growth Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. This agreement may not be terminated prior to August 31, 2013 except with the approval of the Financial Investors Trust Board of Trustees.

Examples

This example is intended to help you compare the costs of investing in the New Growth Fund. This example assumes that you invest $10,000 in the New Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the New Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Predecessor Growth Fund- Class A Shares	$699	$984	$1,291	$2,157

New Growth Fund - Class A Shares	$600	$893	$1,206	$2,093

New Growth Fund - Class A Shares (Pro forma combined)	$600	$893	$1,206	$2,093

Predecessor Growth Fund- Class C Shares	$297	$634	$1,097	$2,377

New Growth Fund-Class C Shares	$297	$638	$1,105	$2,396

New Growth Fund - Class C Shares (Pro forma combined)	$297	$638	$1,105	$2,396

Predecessor Growth Fund-Investor Class Shares	$136	$450	$786	$1,734

New Growth Fund-Investor Class Shares	$136	$454	$794	$1,754

New Growth Fund - Investor Class Shares (Pro forma combined)	$136	$454	$794	$1,754

Predecessor Growth Fund-Institutional Class Shares	$101	$341	$600	$1,340

New Growth Fund - Institutional Class Shares	$101	$345	$608	$1,361

New Growth Fund - Institutional Class Shares (Pro forma combined)	$101	$345	$608	$1,361

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Predecessor Growth Fund- Class A Shares	$699	$984	$1,291	$2,157

New Growth Fund - Class A Shares	$600	$893	$1,206	$2,093

New Growth Fund - Class A Shares (Pro forma combined)	$600	$893	$1,206	$2,093

Predecessor Growth Fund- Class C Shares	$197	$634	$1,097	$2,377

New Growth Fund-Class C Shares	$197	$638	$1,105	$2,396

New Growth Fund - Class C Shares (Pro forma combined)	$197	$638	$1,105	$2,396

Predecessor Growth Fund-Investor Class Shares	$136	$450	$786	$1,734

New Growth Fund-Investor Class Shares	$136	$454	$794	$1,754

New Growth Fund - Investor Class Shares (Pro forma combined)	$136	$454	$794	$1,754

Predecessor Growth Fund-Institutional Class Shares	$101	$341	$600	$1,340

New Growth Fund - Institutional Class Shares	$101	$345	$608	$1,361

New Growth Fund - Institutional Class Shares (Pro forma combined)	$101	$345	$608	$1,361

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recently completed fiscal year, the Predecessor Growth Fund’s portfolio turnover rate was 78% of the average value of its portfolio. It is expected that the New Growth Fund will experience a similar turnover rate.

Predecessor Banking Fund and New Banking Fund

Class A and Class C

(fees paid directly from your investments)

	Predecessor Banking Fund	New Banking Fund	New Banking Fund (Pro forma combined)	Predecessor Banking Fund	New Banking Fund	New Banking Fund (Pro forma combined)

	Class A *	Class A	Class A	Class C**	Class C	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	4.75%	4.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None	1.0%	1.0%	1.0%

Maximum Account Fee	None	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Predecessor Banking Fund	New Banking Fund	New Banking Fund (Pro forma combined)	Predecessor Banking Fund	New Banking Fund	New Banking Fund (Pro forma combined)

	Class A *	Class A	Class A	Class C	Class C**	Class C

Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Distribution/Service (12b-1) Fees	0.35%	0.35%	0.35%	0.75%	0.75%	0.75%

Shareholders Service Fees	0.10%	0.00%	0.00%	0.25%	0.25%	0.25%

Other Expenses(1)	0.49%	0.72%	0.72%	0.49%	0.72%	0.72%

Acquired Fund Fees and Expenses(2)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Total Annual Fund Operating Expenses	1.94%	2.07%	2.07%	2.49%	2.72%	2.72%

Less Waiver and Expense Reimbursement(3)	n/a	(0.23%)	(0.23%)	n/a	(0.23%)	(0.23%)

Net Annual Fund Operating Expenses	1.94%	1.84%	1.84%	2.49%	2.49%	2.49%

Predecessor Banking Fund and New Banking Fund

Investor Class and Institutional Class

(fees paid directly from your investments)

	Predecessor Banking Fund	New Banking Fund	New Banking Fund (Pro forma combined)	Predecessor Banking Fund	New Banking Fund	New Banking Fund (Pro forma combined)

	Investor Class ***	Investor Class	Investor Class	Institutional Class	Institutional Class	Institutional Class ****

Maximum Sales Charge (Load) (as a percentage of offering price)	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None	None	None – N/A	None

Maximum Account Fee	None	None	None	None	None – N/A	None

Redemption Fee	None	None	None	None	None – N/A	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Predecessor Banking Fund	New Banking Fund	New Banking Fund (Pro forma combined)	Predecessor Banking Fund	New Banking Fund	New Banking Fund (Pro forma combined)

	Investor Class	Investor Class	Investor Class	Institutional Class	Institutional Class	Institutional Class

Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%	None	None	None

Shareholders Service Fees	0.15%	0.15%	0.15%	0.05%	0.05%	0.05%

Other Expenses(1)	0.49%	0.72%	0.72%	0.49%	0.72%	0.72%

Acquired Fund Fees and Expenses(2)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Total Annual Fund Operating Expenses	1.89%	2.12%	2.12%	1.54%	1.77%	1.77%

Less Waiver and Expense Reimbursement(3)	n/a	(0.23%)	(0.23%)	n/a	(0.23%)	(0.23%)

Net Annual Fund Operating Expenses	1.89%	1.89%	1.89%	1.54%	1.54%	1.54%

*	Each holder of Class A shares of the Predecessor Growth Fund will receive the number of full and fractional shares of the Class A shares of the New Growth Fund, having an aggregate net asset value equal to the aggregate net asset value of the Class A shares of the Predecessor Growth Fund held by that shareholder immediately prior to the Reorganization.

**	Each holder of Class C shares of the Predecessor Growth Fund will receive the number of full and fractional shares of the Class C shares of the New Growth Fund, having an aggregate net asset value equal to the aggregate net asset value of the Class C shares of the Predecessor Growth Fund held by that shareholder immediately prior to the Reorganization.

***	Each holder of the Investor Class shares of the Predecessor Banking Fund will receive the number of full and fractional shares of the Investor Class shares of the New Banking Fund, having an aggregate net asset value equal to the aggregate net asset value of the Investor Class shares of the Predecessor Banking Fund held by that shareholder immediately prior to the Reorganization.

****	Each holder of Institutional Class shares of the Predecessor Banking Fund will receive the number of full and fractional shares of the Institutional Class shares of the New Banking Fund, having an aggregate net asset value equal to the aggregate net asset value of the Institutional Class shares of the Predecessor Banking Fund held by that shareholder immediately prior to the Reorganization.

(1)	Other Expenses for the New Banking Fund are based on estimated amounts for its initial fiscal year.

Forward has not contractually agreed to limit the Predecessor Banking Fund’s total annual fund operating expenses. The Predecessor Banking Fund expenses reflected in the above tables do not include taxes, brokerage commissions and extraordinary expenses. If such expenses are incurred, Predecessor Banking Fund expenses would be higher.

Emerald has not contractually agreed to limit the New Banking Fund’s total annual fund operating expenses. The New Banking Fund expenses reflected in the above tables do not include taxes, brokerage commissions and extraordinary expenses.

(2)	Acquired Fund Fees and Expenses for the New Banking Fund are based on estimated amounts for its initial fiscal year.

(3)	Emerald contractually has agreed to limit the total annual fund operating expenses of the New Banking Fund to 1.84% of average daily net assets for the Class A, 2.49% of average daily net assets for the Class C, 1.89% of average daily net assets for the Investor Class and 1.54% of average daily net assets for the Institutional Class, each through at least August 31, 2014 (excluding taxes, brokerage commissions and extraordinary expenses). Emerald will be permitted to recover from the New Banking Fund, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the New Banking Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The New Banking Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. This agreement may not be terminated prior to August 31, 2014 except with the approval of the Financial Investors Trust Board of Trustees.

Examples

This example is intended to help you compare the costs of investing in the New Banking Fund. This example assumes that you invest $10,000 in the New Banking Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that a New Banking Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Predecessor Banking Fund- Class A Shares	$761	$1,149	$1,561	$2,706

New Banking Fund - Class A Shares	$653	$1,049	$1,494	$2,722

New Banking Fund - Class A Shares (Pro forma combined)	$653	$1,049	$1,494	$2,722

Predecessor Banking Fund- Class C Shares	$352	$775	$1,325	$2,822

New Banking Fund-Class C Shares	$352	$799	$1,397	$3,012

New Banking Fund - Class C Shares (Pro forma combined)	$352	$799	$1,397	$3,012

Predecessor Banking Fund-Investor Class Shares	$192	$594	$1,021	$2,209

New Banking Fund-Investor Class Shares	$192	$618	$1,095	$2,411

New Banking Fund - Investor Class Shares (Pro forma combined)	$192	$618	$1,095	$2,411

Predecessor Banking Fund-Institutional Class Shares	$157	$486	$839	$1,832

New Banking Fund - Institutional Class Shares	$157	$511	$915	$2,042

New Banking Fund - Institutional Class Shares (Pro forma combined)	$157	$511	$915	$2,042

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Predecessor Banking Fund- Class A Shares	$761	$1,149	$1,561	$2,706

New Banking Fund - Class A Shares	$653	$1,049	$1,494	$2,722

New Banking Fund - Class A Shares (Pro forma combined)	$653	$1,049	$1,494	$2,722

Predecessor Banking Fund- Class C Shares	$252	$775	$1,325	$2,822

New Banking Fund-Class C Shares	$252	$799	$1,397	$3,012

New Banking Fund - Class C Shares (Pro forma combined)	$252	$799	$1,397	$3,012

Predecessor Banking Fund-Investor Class Shares	$192	$594	$1,021	$2,209

New Banking Fund-Investor Class Shares	$192	$618	$1,095	$2,411

New Banking Fund - Investor Class Shares (Pro forma combined)	$192	$618	$1,095	$2,411

Predecessor Banking Fund-Institutional Class Shares	$157	$486	$839	$1,832

New Banking Fund - Institutional Class Shares	$157	$511	$915	$2,042

New Banking Fund - Institutional Class Shares (Pro forma combined)	$157	$511	$915	$2,042

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recently completed fiscal year, the Predecessor Banking Fund’s portfolio turnover rate was 48% of the average value of its portfolio. It is expected that the New Banking Fund will experience a similar turnover rate.

6.	What are the U.S. federal income tax consequences of the proposed Reorganization?

For U.S. federal income tax purposes, no gain or loss is expected to be recognized by the Predecessor Funds or their shareholders as a result of the Reorganization. For more information about the tax consequences of the Reorganization, including potential effects on captial loss carryforwards, if any, please see “Information about the Proposed Reorganization — Certain U.S. Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the Reorganization?

The Predecessor Funds generally pay dividends and distribute capital gains, if any, on an annual basis. However, each New Fund will normally pay dividends, if any, on a quarterly basis. Each New Fund will generally distribute capital gains, if any, on an annual basis with certain other distributions from time to time as permitted by the 1940 Act and the Code.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the Predecessor Funds and the New Funds differ?

Yes. This section will help you compare the procedures for purchasing, redeeming and exchanging shares of each of the Predecessor Funds with the corresponding New Fund. Please be aware that this is only a brief discussion. More complete information may be found in the prospectus for each New Fund.

	PREDECESSOR FUNDS PROCEDURES	NEW FUNDS PROCEDURES

	Purchases	Purchases

General Information Class A, Class C and Investor Class Shares

Investors may purchase Investor Class shares from the Fund or through select agents of the Fund, such as broker-dealers, investment advisers and other financial intermediaries. Initial purchases of Class A or Class C shares cannot be made directly from Forward Funds and must be made through a financial intermediary that has established an agreement with the Funds’ Distributor. Investors will receive the price per share equal to the net asset value per share next computed after the purchase request is received in good order by the Fund or its agents. Class A, Class C and Investor Class shares impose a Rule 12b-1 fee that is assessed against the assets of the Fund attributable to that class, which are paid to finance activities that promote the sale of Investor Class shares, including compensating the Fund’s agents for distribution and shareholder services. The Fund’s agents may establish policies that differ from those of the Fund. For example, the organization may charge transactions fees, set higher minimum investments, or impose certain limitations on buying or selling shares. Contact your broker-dealer or other financial organization for details.

Substantially similar. Investor Class, Class A and Class C shares are available directly as well as through intermediaries.

Investment Minimums Class A, Class C and Investor Class	The minimum initial investment in Class A, Class C, and Investor Class shares is $2,000 for accounts enrolled in eDelivery, $2,000 for Coverdell Education Savings accounts, $500 for	The minimum initial investment amounts for Class A, Class C, and Investor Class shares are: • $1,000 Individual Retirement Accounts and Qualified Accounts

Shares

Automatic Investment Plan accounts and $4,000 for all other account. The minimum subsequent investment in Investor Class, Class A and Class C shares is $100 for all accounts. Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

• $2,000 for all non-qualified accounts Substantially similar subsequent minimum investment amounts.

Institutional Class – General Information

Investors may purchase Institutional Class shares from the Fund or through the Fund’s agents. Investors will receive the price per share equal to the net asset value per share next computed after the purchase request is received in good order by the Fund or its agents.

Substantially similar.

Institutional Class shares do not impose a Rule 12b-1 fee. The Fund’s agents may establish policies that differ from those of the Fund with respect to the sale of Institutional Class shares. Contact your broker-dealer or other financial organization for details.

Institutional Class– Investment Minimums	The minimum initial investment in Institutional Class Shares is $100,000. There is no subsequent investment minimum. The Fund reserves the right to vary or waive any minimum investment requirement.	Substantially similar.

	Redemptions	Redemptions

General

Shareholders may request redemption of their Investor Class and Institutional Class shares on any Business Day. Redemption orders, may be accepted by the Fund or its agents. Contact your broker-dealer or other financial organization for details.

Substantially similar.

Redemption Payments

In all cases, Shares will be redeemed at the net asset value per share next calculated after the shareholder’s order is received in good order by the Fund or its agents. Redemption proceeds normally will be sent within seven days after the request is received. However, if payment for recently purchased shares have not yet been collected, there may be a delay in sending the proceeds until payment is collected, which may take up to 12 calendar days from the purchase date. Shareholders will generally receive redemption proceeds by check mailed to the address of record, but may request to receive redemption proceeds by electronic funds transfer or by wire for a fee to a pre-authorized bank account. A signature guarantee is required when redemption proceeds are payable to any person, address or bank account not on record.

Sbustantially similar.

Redemption In-Kind

The Fund is obligated to redeem shares solely for cash up to $250,000 or 1% of the net asset value of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90-day period. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash.

Sbustantially similar.

Redemption Fees

There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer or other financial intermediary for the redemption, there may be a charge by the broker-dealer or other financial intermediary for such services.

Sbustantially similar.

Investors purchasing Class C shares pay a contingent deferred sales charge of 1% if such shares are held for less than one year.

Exchanges	Exchanges

In general, shareholders may exchange shares between the various series of the Trust. The Trust reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. The Forward Trust may terminate or change the terms of the exchange privilege at any time. In addition, the Trust may suspend a shareholder’s exchange privilege if, in the judgment of Forward Management, the shareholders exchange activity indicates frequent trading or market timing that may be harmful to a Fund or its shareholders. See “Policies Concerning Frequent Purchases and Redemptions” in the relevant prospectus.

If you exchange your Class A shares for Investor Class, Institutional Class or Class M shares, the exchanged shares, because they are no longer Class A shares, cease to count for purposes of any Letters of Intent or Rights of Accumulation.

Shares of other classes of Funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: (a) exchanges for shares of Funds offered without a sales load will be made without a sales load in shares of other Funds offered without a sales load; (b) shares of Funds purchased without a sales load may be exchanged for shares of other Funds sold with a sales load, and the applicable sales load will be deducted; (c) shares of Funds purchased with a sales load may be exchanged without a sales load for shares of other Funds sold without a sales load; (d) shares of Funds purchased with a sales load, shares of Funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through re-investment of dividends or distributions of any such Funds, may be exchanged without a sales load for shares of other Funds sold with an equivalent or lesser sales load than that previously paid; (e) where the sales load of the shares you exchange for is greater than the sales load you previously paid under the situations described in item (d)

Similar procedures. If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of any of Emerald Growth Fund or Emerald Banking and Finance Fund if such Fund is available for sale in your state and meets your investment criteria:

If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in “Investment Minimums” above.

Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of a single Fund are generally not considered a taxable transaction.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write each Fund for further details.

above, you pay the difference in sales load; (f) shares of Funds subject to a CDSC exchanged for shares of another Fund also subject to a CDSC will be subject to the higher applicable CDSC of the two Funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchased; and (g) shares of Funds subject to a CDSC exchanged for shares of another Fund not subject to a CDSC will be charged the CDSC. To accomplish an exchange under items (d) and (e) above, you or your financial intermediary must notify the Transfer Agent of your prior ownership of Fund shares and your account number. Financial intermediaries who purchase shares of other classes of Funds by exchange on behalf of their customers under the situations described in items (b), (e), and (f) above are not entitled to receive any applicable sales load or CDSC resulting from the exchange.

9.	How will I be notified of the outcome of the Reorganization?

If shareholders approve the proposed Reorganization, you will receive a confirmation statement reflecting your account number (which will be the same as your current account number) and the number of shares of the applicable class of the New Fund you are receiving. If shareholders do not approve the proposed Reorganization, each of the Predecessor Funds’ semi-annual reports will indicate this result.

10.	How will the Reorganization affect my account?

As a result of the Reorganization, the assets and liabilities of each Predecessor Fund will be transferred to its corresponding New Fund, an account will be set up in your name and you will receive shares of the appropriate class of the corresponding New Funds and the Predecessor Funds will terminate. The value of the shares of the corresponding New Funds you receive in the Reorganization will equal the value of the shares of the Predecessor Funds you own immediately prior to the Reorganization.

11.	Who will bear the expenses of the proposed Reorganization?

The New Funds and the Predecessor Funds will pay no expenses associated with their participation in the Reorganization. Emerald or an affiliate will pay all reasonable legal counsel and other expenses (including board meeting fees and costs) of the New Funds incurred in connection with the Reorganization. Emerald or an affiliate will pay such expenses of the Predecessor Funds up to a maximum of $12,500. The Predecessor Funds’ expenses in excess of this amount will be paid by Forward Management, LLC.

12.	What percentage of shareholders’ votes is required to approve the Reorganization?

With respect to each of the Predecessor Funds, approval of the Reorganization will require the affirmative vote of (i) 67% or more of the respective Predecessor Fund voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of that Predecessor Fund, whichever is less. If the shareholders do not approve a Reorganization, that Reorganization will not take effect and the Board of Trustees will consider other courses of action in the best interests of that Predecessor Fund and its shareholders, including re-proposing the Reorganization.

THE BOARD OF TRUSTEES OF THE FORWARD FUNDS BELIEVES THAT THE PROPOSED REORGANIZATIONS ARE IN THE BEST INTERESTS OF THE PREDECESSOR FUNDS. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF EACH PROPOSED REORGANIZATION.

INVESTMENT STRATEGIES AND RISK FACTORS

13.	What are the main investment strategies and related risks of each of the New Funds and how do they compare with those of the corresponding Predecessor Funds?

This section will help you compare the investment objectives, strategies, risks and fundamental investment policies of the Predecessor Funds with the New Funds. Please be aware that this is only a brief discussion. More complete information may be found in the prospectus and statements of additional information for each Fund. As noted above, the Funds have substantially the same investment objectives and substantially similar investment policies, although certain investment restrictions that are fundamental in the Predecessor Funds are non-fundamental and may thus be changed by the FIT Funds Board without a shareholder vote.

PREDECESSOR GROWTH FUND	NEW GROWTH FUND

Investment Objective	Investment Objective

The Fund seeks long-term growth through capital appreciation.	Same investment objective.

Principal Investment Strategies	Principal Investment Strategies

Under normal conditions, the Fund invests at least of 80% of its net assets plus borrowings for investment purposes, if any, in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks.

The Fund utilizes a fundamental approach to choosing securities: the research staff of Emerald Mutual Fund Advisers Trust (“Emerald” or the “Sub-Adviser”), conducts company-specific research analysis to identify companies whose earnings growth rate exceeds that of their peer group. Companies with perceived leadership positions and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies, which are defined by the Sub-Adviser as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index.

Similar principal investment strategies. The New Growth Fund is not subject to the requirement that it invest at least 80% of its net assets plus borrowings for investment purposes in equity securities, including common stocks, preferred stocks and convertible securities.

Principal Investment Risks	Principal Investment Risks

Equity Securities Risks: The investments in equity securities, include common, preferred, and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The price of equity securities can fluctuate, at times dramatically, based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services, and a company’s performance may also be impacted by developments affecting the particular issuer or its industry or geographic sector. As a result, individual companies may not perform as anticipated. Furthermore, stock markets in which a Fund invests may experience periods of turbulence and instability and domestic and global economies may go through periods of decline and change, which may negatively impact the price of equity securities.

The Fund may invest in securities of varying market capitalizations. Investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations, like those with small market capitalizations, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace. Convertible securities, like fixed-income securities, tend to increase in value when interest rates decline and decrease in value when interest rates increase and may also be affected by changes in the value of the underlying common stock into which the securities may be converted. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to the Fund.

Substantially similar risk.

Portfolio Turnover Risks: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. The Fund’s portfolio turnover rate will vary from year to year.

The calculation of the Fund’s portfolio turnover rate excludes purchases and sale of short positions. To the extent the Fund engages in short sales, the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Same risk.

Small and Medium Capitalizations Stock Risks: Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength. Small capitalization stocks may be traded over the counter or listed on an exchange.

Substantially similar risk. Please note certain changes in investment policies, as noted below, in particular that certain investment policies that were restricted as a matter of fundamental policy in the Predecessor Growth Fund are subject to non-fundamental limitations in the New Growth Fund and, as such, may be changed in the future without shareholder vote.

PREDECESSOR GROWTH FUND	NEW GROWTH FUND

Certain Investment Policies	Certain Investment Policies

As a matter of fundamental policy:

1. The Predecessor Growth Fund may not invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government), except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

2. The Predecessor Growth Fund may not invest more than 15% of total assets in one industry.

Substantially similar fundamental investment limitations, except that certain fundamental investment policies of the Predecessor Growth Fund will become substantially similar non-fundamental investment limitations of the New Growth Fund, and as such, are subject to change without a shareholder vote. In particular, as a non-fundamental investment limitation, it is contrary to the New Growth Fund’s policies to:

1. Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on then-current value) would then be invested in such securities;

2. Invest in, write, or sell put or call options, straddles, spreads or combinations thereof;

3. Make short sales;

4. Pledge, mortgage or hypothecate assets, except to secure permitted borrowings, and then only pledge securities not exceeding ten percent (10%) of the Fund’s total assets (at current value);

5. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

6. Invest in the securities of other investment companies (except in no-load, open-end money market mutual funds, and except in the case of acquiring such companies through merger, consolidation or acquisition of assets); the Fund will not invest more than 10% of its total current assets in shares of other investment companies nor invest more than 5% of its total current assets in a single investment company; and

7. Purchase or hold the securities of any issuer if the officers or trustees of the Fund or the Adviser (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

For a more complete discussion of the New Growth Fund’s fundamental and non-fundamental investment limitations, please refer to the Reorganization SAI, Appendix A: Additional Information Regarding The New Funds.

3. The Predecessor Growth Fund may not invest in, write, or sell put or call options, straddles, spreads or combinations thereof.

4. The Predecessor Growth Fund may not make short sales.

5. The Predecessor Growth Fund may not borrow money, except from a bank. Such borrowing shall be permitted for temporary or emergency purposes only (to facilitate the meeting of redemption requests), and not for investment purposes. Such borrowing cannot exceed fifteen percent (15%) of the Fund’s current total assets, and will be repaid before any additional investments are purchased. The Fund will not purchase securities when borrowing exceeds 5% of total assets.

6. The Predecessor Growth Fund may not pledge, mortgage or hypothecate assets, except to secure borrowings permitted by Item (5) above, and then only pledge securities not exceeding ten percent (10%) of the Fund’s total assets (at current value).

7. The Predecessor Growth Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

8. The Predecessor Growth Fund may not issue or sell senior securities.

9. The Predecessor Growth Fund may not purchase or sell commodities, commodity contracts or futures contracts.

10. The Predecessor Growth Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

11. The Predecessor Growth Fund may not purchase or sell real estate, although each Fund may purchase securities which are secured by or represent interests in real estate that are issued or backed by the United States Government, its agencies or instrumentalities.

12. The Predecessor Growth Fund may not purchase or hold the securities of any issuer if the officers or trustees of the Fund or Emerald (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

13. The Predecessor Growth Fund may not acquire more than 10% of the voting securities of any issuer; or make investments for the purpose of gaining control of a company’s management.

14. The Predecessor Growth Fund may not invest in the securities of other investment companies (except in no-load, open-end money market mutual funds, and except in the case of acquiring such companies through merger, consolidation or acquisition of assets). Each Fund will not invest more than 10% of its total current assets in shares of other investment companies nor invest more than 5% of its total current assets in a single investment company. When investing in a money market mutual fund, each Fund will incur duplicate fees and expenses.

15. The Predecessor Growth Fund may not make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value). This policy does not prevent a Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent a Fund from purchasing debt obligations, entering into repurchase agreements, or investment in loans, including assignments and participation interests.

PREDECESSOR BANKING FUND	NEW BANKING FUND
Investment Objective	Investment Objective
The Fund seeks long-term growth through capital appreciation. Income is a secondary objective.	Same investment objective.

Principal Investment Strategies	Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in a portfolio of equity securities (i.e., common stock, preferred stock, etc.) of companies principally engaged in the banking or financial services industries.

The Fund will usually emphasize smaller companies: those with a market capitalization of less than $1.5 billion. In addition, the Fund will invest not less than 25% of its net assets in securities of companies principally engaged in the banking industry and not less than 25% of its net assets in securities of companies principally engaged in the financial services industry. A company is defined as “principally engaged” in the banking or financial services industries if: a majority of the revenues or earnings were derived from the creation, purchase or sale of banking or financial services products; or a majority of the assets were devoted to such activities, based on the company’s most recent fiscal year.

Companies in the banking industry include U.S. commercial and industrial banking and savings institutions and their parent holding companies. Companies in the financial services industry include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies.

Substantially the same strategies.

Investment Selection Process Emerald utilizes a growth approach to choosing securities based upon fundamental research which attempts to identify companies whose earnings growth rate exceeds that of their peer group, exhibit a competitive advantage in niche markets, or do not receive significant coverage from other institutional investors

Substantially the same selection process.
Principal Investment Risks	Principal Investment Risks

Banking- and Financial Services-Related Investment Risks: The banking and financial services industries are comparatively narrow segments of the economy. Entities in these industries may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations. In addition, entities in these industries are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Substantially the same risk.

Concentration Risks: The Fund concentrates its investments in issuers of one or more particular industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Substantially similar risk. Please note certain changes in investment policies, as noted below, in particular that certain investment policies that were restricted as a matter of fundamental policy in the Predecessor Banking Fund are subject to non-fundamental limitations in the New Banking Fund and, as such, may be changed in the future without shareholder vote.

Equity Securities Risks: The investments in equity securities, include common, preferred, and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The price of equity securities can fluctuate, at times dramatically, based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services, and a company’s performance may also be impacted by developments affecting the particular issuer or its industry or geographic sector. As a result, individual

Substantially the same risk. Note that Emerald’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

companies may not perform as anticipated. Furthermore, stock markets in which a Fund invests may experience periods of turbulence and instability and domestic and global economies may go through periods of decline and change, which may negatively impact the price of equity securities.

The Fund may invest in securities of varying market capitalizations. Investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations, like those with small market capitalizations, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace. Convertible securities, like fixed-income securities, tend to increase in value when interest rates decline and decrease in value when interest rates increase and may also be affected by changes in the value of the underlying common stock into which the securities may be converted. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to the Fund.

Small and Medium Capitalizations Stock Risks: Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength. Small capitalization stocks may be traded over the counter or listed on an exchange.

Substantially similar risk. Please note certain changes in investment policies, as noted below, in particular that certain investment policies that were restricted as a matter of fundamental policy in the Predecessor Banking Fund are subject to non-fundamental limitations in the New Banking Fund and, as such, may be changed in the future without shareholder vote.

PREDECESSOR BANKING FUND	NEW BANKING FUND
Certain Investment Policies	Certain Investment Policies

As a matter of fundamental policy: 1. The Predecessor Banking Fund may not invest more

Substantially similar fundamental investment limitations,
except that certain fundamental investment policies of the
Predecessor Banking Fund, as well as the Banking Fund’s
policy to invest 80% of the value of its assets in stocks of companies principally engaged in the banking or financial
services industries, will become substantially similar non-
fundamental investment limitations of the New Banking
Fund, and as such, are subject to change without a
shareholder vote. In particular, as a non-fundamental
investment limitation, it is contrary to the New Banking
Fund’s policies to:

1. Purchase any illiquid security, including any securities
whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on
then-current value) would then be invested in such
securities;

2. Invest less than 80% of the value of the Fund’s assets
(net assets plus the amount of any borrowings for
investment purposes) in stocks of companies principally
engaged in the banking or financial services industries;

3. Invest in the securities of other investment companies
(except in no-load, open-end money market mutual
funds, and except in the case of acquiring such
companies through merger, consolidation or acquisition
of assets); the Fund will not invest more than 10% of its
total current assets in shares of other investment
companies nor invest more than 5% of its total current
assets in a single investment company; and

4. Purchase or hold the securities of any issuer if the
officers or trustees of the Fund or the Adviser
(i) individually own more than 0.5% of the outstanding
securities of the issuer, or (ii) collectively own more than
5% of the outstanding securities.

For a more complete discussion of the New Banking
Fund’s fundamental and non-fundamental investment
limitations, please refer to the Reorganization SAI,
Appendix A: Additional Information Regarding The New
Funds.

than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government), except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

2. The Predecessor Banking Fund may not invest more than 25% of total assets in one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry. For purposes of this restriction, companies principally engaged in the banking industry means U.S. commercial and industrial banking and savings institutions and their parent holding companies, and companies principally engaged in the financial services industry means commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies.

3. The Predecessor Banking Fund may not borrow money, except from a bank; such borrowing will be limited to no more than 5% of net assets.

4. The Predecessor Banking Fund may not issue or sell senior securities.

5. The Predecessor Banking Fund may not purchase or sell commodities, commodity contracts or futures contracts.

6. The Predecessor Banking Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

7. The Predecessor Banking Fund may not purchase or sell real estate, although each Fund may purchase securities which are secured by or represent interests in real estate that are issued or backed by the United States Government, its agencies or instrumentalities.

8. The Predecessor Banking Fund may not purchase or hold the securities of any issuer if the officers or trustees of the Fund or Emerald (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

9. The Predecessor Banking Fund may not acquire more than 10% of the voting securities of any issuer; or make investments for the purpose of gaining control of a company’s management.

10. The Predecessor Banking Fund may not invest in the securities of other investment companies (except in no-load, open-end money market mutual funds, and except in the case of acquiring such companies through merger, consolidation or acquisition of assets). Each Fund will not invest more than 10% of its total current assets in shares of other investment companies nor invest more than 5% of its total current assets in a single investment company. When investing in a money market mutual fund, each Fund will incur duplicate fees and expenses.

11. The Predecessor Banking Fund may not make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value). This policy does not prevent a Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent a Fund from purchasing debt obligations, entering into repurchase agreements, or investment in loans, including assignments and participation interests.

Performance Information.

Predecessor Growth Fund

The following bar chart and table illustrate the risks of investing in the Fund by showing the changes of the Predecessor Growth Fund’s performance from year to year. The bar chart shows the performance of the Predecessor Growth Fund’s Class A shares, which excludes the maximum sales load applicable to Class A shares. If the sales load had been included, the returns would have been lower. The accompanying table compares the Predecessor Growth Fund’s shares’ average annual total returns to those of a market index at one year, five years, ten years (if applicable) and since inception. A brief description of the market index is included in the footnotes below. As with all mutual funds, how the Predecessor Growth Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Performance may be obtained online at www.forwardfunds.com or by calling 800-999-6809.

Calendar Year Annual Returns – Class A

Best Quarter — June 30, 2003	23.46%
Worst Quarter — December 31, 2008	-25.77%

The following table compares the Predecessor Growth Fund’s average annual total returns over time to those of the Russell 2000 Growth Index.

Average Annual Total Returns

(for periods ended December 31, 2011)

	1 Year	5 Years	10 Years	Since Inception
Class A (Inception Date of 10/01/92)
Returns Before Taxes	-7.15%	0.29%	3.47%	9.43%
Returns After Taxes on Distributions*	-7.15%	-0.04%	3.04%	8.31%
Returns After Taxes on Distributions and Sale of Fund Shares*	-4.65%	0.23%	2.97%	8.02%
Russell 2000 Growth Index**	-2.91%	2.09%	4.48%	6.51%

Class C (Inception Date of 07/01/00)
Returns Before Taxes	-3.13%	0.83%	3.46%	1.61%
Russell 2000 Growth Index	-2.91%	2.09%	4.48%	0.66%

Investor Class (Inception Date of 5/2/2011)
Returns Before Taxes	N/A	N/A	N/A	-15.18%
Russell 2000 Growth Index	-2.91%	2.09%	4.48%	-13.04%

Institutional Class (Inception Date of 10/21/08)
Returns Before Taxes	-1.17%	N/A	N/A	13.61%
Russell 2000 Growth Index	-2.91%	2.09%	4.48%	15.01%

*	After-tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., retirement plans or Individual Retirement Accounts).
**	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Predecessor Banking Fund

The following bar chart and table illustrate the risks of investing in the Fund by showing the changes of the Predecessor Banking Fund’s performance from year to year. The bar chart shows the performance of the Predecessor Banking Fund’s Class A shares, which excludes the maximum sales load applicable to Class A shares. If the sales load had been included, the returns would have been lower. The accompanying table compares the Predecessor Banking Fund’s shares’ average annual total returns to those of a market index at one year, five years, ten years (if applicable) and since inception. A brief description of the market index is included in the footnotes below. As with all mutual funds, how the Predecessor Banking Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Performance may be obtained online at www.forwardfunds.com or by calling 800-999-6809.

Calendar Year Annual Returns – Class A

Best Quarter — September 30, 2008	22.64	%
Worst Quarter — March 31, 2009	-19.75	%

The following table compares the Predecessor Banking Fund’s average annual total returns over time to those of the Russell 2000 Index.

Average Annual Total Returns***

(for periods ended December 31, 2011)

	1 Year	5 Years	10 Years	Since Inception
Class A (Inception Date of 02/18/97)
Returns Before Taxes	-10.08%	-10.37%	2.72%	5.31%
Returns After Taxes on Distributions*	-10.08%	-10.79%	2.16%	4.72%
Returns After Taxes on Distributions and Sale of Fund Shares*	-6.55%	-8.42%	2.44%	4.63%
Russell 2000 Index**	-4.18%	0.15%	5.62%	6.15%

Class C (Inception Date of 07/01/00)
Returns Before Taxes	-6.08%	-9.90%	2.69%	5.35%
Russell 2000 Index	-4.18%	0.15%	5.62%	4.54%

Investor Class (Inception Date of 03/16/10)
Returns Before Taxes	-4.23%	N/A	N/A	-1.32%
Russell 2000 Index	-4.18%	0.15%	5.62%	6.31%

*	After-tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., retirement plans or Individual Retirement Accounts).

**

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

***	Returns of the Institutional Class are not presented because Institutional Class shares were not offered during the periods shown.

OTHER COMPARISONS BETWEEN THE FUNDS

Investment Advisers, Sub-Adviser and Portfolio Managers

Predecessor Funds

Forward Management serves as investment adviser to each of the Forward Funds. Forward Management is a registered investment adviser that supervises the activities of each sub-adviser and has the authority to engage the services of different sub-advisers with the approval of the Board of Trustees of each of the respective Funds and each Fund’s shareholders. Forward Management is located at 101 California Street, Suite 1600, San Francisco, California 94111. As of December 31, 2010, Forward Management had approximately $5.97 billion of assets under management. Forward Management has the authority to manage the Trust in accordance with the investment objectives, policies, and restrictions of the Funds, subject to general supervision of the Trust’s Board of Trustees. Forward Management has managed the Trust since September 1998 and the Forward Funds are its principal investment advisory clients.

Forward Management has engaged the services of Emerald to act as sub-adviser to the Forward Banking and Finance Fund and Forward Growth Fund. Emerald is located at 3175 Oregon Pike, Leola, Pa. 17540. Emerald is a wholly owned subsidiary of Emerald Advisers, Inc., the former investment adviser to these Funds, and is located at the same address as that of Emerald. As of November 30, 2011, Emerald Advisers, Inc. had approximately $1.4 billion in assets under management

The portfolio managers of the Forward Growth Fund are:

Kenneth G. Mertz II, CFA, is responsible for the day-to-day management of the Forward Growth Fund and makes the final investment decisions for the Fund. Mr. Mertz has been the Chief Investment Officer & President of Emerald since October 1992. Before joining Emerald, Mr. Mertz was the Chief Investment Officer to the Pennsylvania State Employees’ Retirement System. Mr. Mertz has managed the Fund since its inception in October 1992.

Stacey L. Sears is also responsible for the day-to-day management of the Forward Growth Fund. Ms. Sears is a Senior Vice President of Emerald Advisers, Inc. and a Vice President of Emerald. Ms. Sears was employed by Emerald’s parent company from 1992 to 2001, and from 1995 to 2000, served as a Research Analyst. She became an assistant portfolio manager to Mr. Mertz in 2001. In 2002, Ms. Sears became a Portfolio Manager and was named the portfolio manager of the Fund. Ms. Sears has managed the Fund since January 2002.

Joseph W. Garner is also responsible for the day-to-day management of the Forward Growth Fund. Mr. Garner is a Senior Vice President of Emerald Advisers, Inc. and a Vice President of Emerald, having worked with the Emerald organization since 2002. Mr. Garner's research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors.

The Forward Banking and Finance Fund is managed by Kenneth G. Mertz II, CFA, whose biographical information appears above. He has managed the Fund since its inception in February 1997.

New Funds

Emerald serves as investment adviser of the New Funds. The portfolio managers of the New Growth Fund are Kenneth G. Mertz II, CFA, Stacey L. Sears and Joseph W. Garner.

The portfolio managers of the New Banking Fund are Kenneth G. Mertz II, CFA and Steven E. Russell, Esq. Mr. Russell has served as a Senior Research Analysit for Emerald Advisers, Inc. since 2005 and was also an employee of Emerald Advisers, Inc prior to 2005. Past experience includes serving as the co-manager of the Emerald Select Banking Fund and Manager of the Emerald Technology Fund.

Advisory and Subadvisory Agreements and Fee Waivers

Predecessor Funds

Forward Management, LLC, subject to the general supervision of the Forward Funds Board of Trustees, is the Predecessor Funds’ investment adviser and is responsible for the overall management of its assets, including the appointment of Emerald as sub-adviser for the Predecessor Funds. In its role as sub-adviser, Emerald is responsible for the day-to-day management of the assets of the Predecessor Funds, including the purchase, retention and sale of securities, in accordance with the Predecessor Funds’ investment objectives and policies. This includes making investment decisions and buying and selling securities. Pursuant to an Investment Advisory Agreement between the Forward Funds and Forward Management, LLC, for its services, Forward Management, LLC receives an annual fee of 0.63% of the daily net assets of the Predecessor Growth Fund (after waivers) and an annual fee of 1.00% of the daily net assets of the Predecessor Banking Fund. The advisory fee is accrued daily and paid monthly. Fees are subject to the following breakpoints:

Forward Growth Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million
Forward Banking and Finance Fund	1.00% up to and including $100 million 0.90% over $100 million

The advisory fee is computed on the average daily net assets of the Predecessor Fund, subject to the commitment to cap the Predecessor Fund’s operating expenses as described below.

Forward Management, LLC has contractually agreed to limit the Predecessor Growth Fund’s total annual fund operating expenses (including acquired fund fees and expenses) to 1.34% of average daily net assets for the Investor Class shares and 0.99% of average daily net assets for the Institutional Class shares of the Predecessor Growth Fund, at least through April 30, 2012. This obligation excludes taxes, brokerage commissions and extraordinary expenses. If such expenses are incurred, Predecessor Growth Fund expenses would be higher. Forward is permitted to recoup the fees waived and/or expenses reimbursed within a three-year period to the extent of the expense limitation. This agreement may not be terminated prior to April 30, 2012 except with the approval of Forward Funds’ Board of Trustees.

New Funds

Emerald, subject to the general supervision of the FIT Board of Trustees (the “FIT Funds Board”), is the investment adviser of each of the New Funds and is responsible for the overall management of their assets. In its role as adviser, Emerald is responsible for the day-to-day management of the assets of each New Fund, including the purchase, retention and sale of securities, in accordance with the New Funds’ investment objective and policies. This includes making investment decisions and buying and selling securities. Pursuant to an Investment Advisory Agreement between FIT and Emerald, for its services, Emerald will receive (subject to waivers) a Management Fee annually of 1.00% for the Emerald Banking Fund and 0.75% for the Emerald Growth Fund of the average daily net assets of each New Fund. The advisory fee is accrued daily and paid monthly.

Fees are subject to the following breakpoints:

Emerald Growth Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million
Emerald Banking and Finance Fund	1.00% up to and including $100 million 0.90% over $100 million

Emerald has contractually agreed to waive its fees and/or reimburse the Emerald Growth Fund’s operating expenses at least through August 31, 2013 to the extent necessary to ensure that the total annual fund operating expenses, including acquired fund fees and expenses but excluding taxes, brokerage commissions and extraordinary expenses do not exceed 1.29% for Class A, 1.94% for Class C, 0.99% for Institutional Class and 1.34% for Investor Class of the Emerald Growth Fund’s average daily net assets attributable to each such Class in this expense cap commitment through a reduction in the amount of the fee otherwise payable by Emerald while Emerald is waiving a portion of its management fee or reimbursing the Emerald Growth Fund for its operating expenses. Any waivers or reimbursements have the effect of lowering the overall expense ratio for Classes of the Emerald Growth Fund and increasing the overall return to investors at the time any such amounts are waived and/or reimbursed.

Although no similar arrangement exists for the Predecessor Banking Fund, Emerald has contractually agreed to waive its fees and/or reimburse the Emerald Banking and Finance Fund’s operating expenses at least through August 31, 2014 to the extent necessary to ensure that the total annual fund operating expenses, including acquired fund fees and expenses but excluding taxes, brokerage commissions and extraordinary expenses do not exceed 1.84% for Class A, 2.49% for Class C, 1.54% for Institutional Class and 1.89% for Investor Class of the Emerald Banking and Finance Fund’s average daily net assets attributable to each such Class in this expense cap commitment through a reduction in the amount of the fee otherwise payable by Emerald while Emerald is waiving a portion of its management fee or reimbursing the Emerald Banking and Finance Fund for its operating expenses. Any waivers or reimbursements have the effect of lowering the overall expense ratio for Classes of the Emerald Banking and Finance Fund and increasing the overall return to investors at the time any such amounts are waived and/or reimbursed.

Emerald will be permitted to recover, on a class-by-class basis, expenses it has borne through the waiver-reimbursement arrangement with each New Fund described above to the extent that the respective New Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The New Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred.

Under the Investment Advisory Agreement, Emerald may delegate any of its duties to a sub-adviser, subject to approval by the FIT Funds Board, including a majority of the directors who are not “interested persons” (as defined under the Investment Company Act of 1940) of Emerald, and, if required, by the requisite vote of the shareholders of the New Fund. To date, neither of the New Funds has applied for an exemptive order.

Distribution/Service (12b-1) Fees. The Predecessor Funds adopted distribution plans with respect to their Class A, Class C and Investor Class shares. The plans authorizes payments by the Predecessor Funds in connection with the distribution of Investor Class at an annual rate of 0.25% of the Predecessor Funds’ average daily net asset value (“NAV”), 0.35% in connection with Class A Shares and 0.75% in connection with the distribution of Class C Shares. Payments may be made by the Predecessor Funds under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Predecessor Funds, as determined by the Board. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; and production and dissemination of prospectuses and sales and marketing materials. The Class A shares of the Predecessor Banking Fund, and the Class C and Institutional Class of both Predecessor Funds bear an additional non 12b-1 Services Fee (0.10%, 0.25% and 0.05%, respectively), that, in part, defrays the costs of platforms on which such shares are listed.

To the extent any activity is one which the applicable Predecessor Funds may finance without the plan, the Predecessor Fund may also make payments to finance such activity outside of the plan and not subject to its limitations. The plan is a “compensation plan” which means that payments under the plan are based upon a percentage of average daily net assets attributable to the Investor Class regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments.

Each New Fund has adopted a Rule 12b-1 distribution and services plan with respect to its Class A, Class C and Investor Class (at a rate of 0.35%. 0.75% and 0.25%, respectively). The plans allow the New Funds to use assets of a Class to pay fees in connection with the distribution and marketing of such Class shares and/or provision of shareholder services to its Investor Class shareholders. See comparative chart to see the payments permitted by the New Funds under Rule 12b-1. It is expected that the New Fund will pay the maximum amounts. This plan is also a compensation plan. Class C, Institutional Class and Investor Class shares of each New Fund additionally bear a non 12b-1 Services Fee(0.25%, 0.05% and 0.15%, respectively) that, in part, defrays the costs of platforms on which such shares are listed.

The Predecessor Funds’ Institutional Class shares and the New Funds’ Institutional Class shares are not subject to Rule 12b-1 plans.

Trustee and Officers. The trustees and officers of the Forward Funds (of which the Predecessor Funds are series) are different from those of FIT (of which each New Fund is a series). The following individuals comprise the Board of Trustees of Forward Funds: Haig G. Mardikian, Donald O’Connor, DeWitt F. Bowman, Cecilia S. Herbert, Julie Allecta, and J. Alan Reid, Jr. The following individuals comprise the Board of Trustees of FIT: Mary K. Anstine, Edmund J. Burke, John R. Moran, Jr., Jeremy W. Deems, Jerry G. Rutledge, and Michael “Ross” Shell.

Independent Registered Public Accounting Firms (“Auditors”). The Predecessor Funds’ Auditor is PricewaterhouseCoopers LLP. The New Fund’s Auditor is Deloitte & Touche LLP.

Other Service Providers. Forward Securities, LLC serves as principal underwriter of the Predecessor Funds’ shares. ALPS Fund Services, Inc. serves as administrator and transfer agent for the Predecessor Funds. ALPS Distributors, Inc. serves as principal distributor of the New Funds’ shares. ALPS Fund Services, Inc., serves as the administrator, transfer agent and bookkeeping and pricing agent for the New Funds. Brown Brothers Harriman & Co. serves as custodian of the Predecessor Funds. Union Bank, N.A., the custodian of other FIT Funds, will serve as custodian of the New Funds.

Charter Documents. The Predecessor Funds are each a series of Forward Funds, a Delaware statutory trust and each New Fund is a series of FIT, also a Delaware statutory trust. Each trust is governed by their respective governing instruments, by-laws and state law. Additional information about the governing documents of the Forward Funds and FIT is provided below.

Shares. The Forward Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value per share. FIT is authorized to issue an unlimited number of shares of beneficial interest, no par value, from an unlimited number of series of shares. FIT will offer four series of shares of each New Fund to the public. Shares of each series of FIT have no preemptive or conversion rights.

Voting Rights. Holders of shares of the Forward Funds have one vote for each share held, and a proportionate fraction of a vote for each fractional share. On any matter submitted to a vote of shareholders of the Forward Funds, shares are voted by series and not in the aggregate, except when voting in the aggregate is required by the 1940 Act or when the Forward Funds Board of Trustees determines that the matter affects one or more series or classes of a series. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

On each matter submitted to a vote of shareholders of the New Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. On any matter submitted to a vote of shareholders of FIT, shares are voted by series and not in the aggregate, except when voting in the aggregate is required by the 1940 Act or when the FIT Board of Trustees determines that the matter affects one or more series or classes of a series. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shareholder Meetings. As a series of a Delaware statutory trust, the New Funds are not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract. Meetings of shareholders of FIT may be called by the Board and must be called by the Board upon written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Provisions of the Predecessor Funds are substantially the same. Business transacted at any special meeting of shareholders shall be limited to the purpose stated in the notice.

Shareholder Liability. FIT’s trust instrument disclaims shareholder liability for the debts, liabilities, obligations and expenses of the Trust or FIT or any of their respective series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the New Funds. Provisions of the Predecessor Funds are substantially similar.

Director/Trustee and Officer Liability. The Forward Funds Declaration of Trust provides that the Forwards Funds will indemnify the Trustees of the Forward Funds and may indemnify its officers against liabilities and expenses incurred in connection with any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing contained in the Declaration of Trust shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Forward Funds, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

FIT indemnifies its trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that FIT does not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

The foregoing is a very general summary of certain provisions of the articles of incorporation, trust instruments, and by-laws and state law governing the Funds. It is qualified in its entirety by reference to the respective articles of incorporation, trust instruments, and by-laws.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

General. The shareholders of the Predecessor Funds are being asked to approve a Reorganization of the Predecessor Funds into the New Funds pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The Reorganization is structured as a transfer of all the assets of the Predecessor Funds to the New Funds in exchange for the assumption by the New Funds of all the liabilities of the corresponding Predecessor Fund and for the issuance and delivery to the Predecessor Fund of Reorganization Shares equal in value to the aggregate net asset value of the corresponding Predecessor Fund.

After receipt of the Reorganization Shares, each Predecessor Fund will distribute the Reorganization Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of the Predecessor Fund, and the legal existence of the Predecessor Fund as a series of the Trust will be terminated. Each Investor Class shareholder of a Predecessor Fund will receive the number of full and fractional shares of Investor Class of the New Fund, equal in value as of the Valuation Date (as defined in the Agreement) to the total value of their Predecessor Fund Investor Class shares held by that shareholder immediately prior to the Reorganization. Shareholders of the Institutional Class of the Predecessor Fund will receive the number of full and fractional shares of Institutional Class of the New Fund, equal in value as of the Valuation Date (as defined in the Agreement) to the total value of their Predecessor Fund Institutional Class shares held by that shareholder immediately prior to the Reorganization. Shareholders of the Class A of each Predecessor Fund will receive the number of full and fractional shares of Class A of the corresponding New Fund, equal in value as of the Valuation Date (as defined in the Agreement) to the total value of their corresponding Predecessor Fund Class A shares held by that shareholder immediately prior to the Reorganization. Shareholders of the Class C of each Predecessor Fund will receive the number of full and fractional shares of Class C of the corresponding New Fund, equal in value as of the Valuation Date (as defined in the Agreement) to the total value of their Predecessor Fund Class C shares held by that shareholder immediately prior to the Reorganization. Such shares will be held in an account with the corresponding New Fund identical in all material respects to the account currently maintained by the Predecessor Fund.

The Forward Funds Board has voted to approve the Agreement and the proposed Reorganization and to recommend that shareholders also approve the Agreement and the transactions it contemplates. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of the outstanding shares of the Predecessor Fund entitled to vote, cast in person or by proxy at the Special Meeting.

Reasons for the Reorganization. The Forward Funds Board considered the proposed Reorganizations of each Predecessor Fund into the corresponding New Fund at the request of the Predecessor Funds’ investment adviser (Forward) and Emerald. The Forward Funds Board first discussed the Reorganizations during its regular meeting on September 7, 2011. Following that discussion, a presentation and proposal regarding the Reorganizations were considered by the Board of Trustees at its regular meeting on December 14-15, 2011.

The Forward Funds Board was informed that the Reorganizations were being proposed in order to increase distribution opportunities for the Predecessor Funds and to enhance the potential for asset growth and facilitate distribution through additional channels, and that it was the view of Forward that the transition of the management of the Predecessor Funds to Emerald would present the best opportunity for potential growth of the Funds, and that the proposed Reorganizations were consistent with the long-term product strategy of the Forward Funds. The Board also considered that Emerald has historically been successful in serving the shareholder base of the Predecessor Funds, and that Forward Management is of the view that Emerald is best situated to serve and market to this shareholder base going forward, and to potentially increase the base of shareholders investing in the Funds.

At the September and December, 2011 meetings, the Forward Funds Board of Trustees was provided with information from Forward, ALPS and Emerald. The Board reviewed and discussed various information and materials in full session and in an executive session of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Forward Funds (the “Independent Trustees”), and engaged in further discussions with Forward. The review included consideration of, among other things, (a) a memorandum from counsel to the Independent Trustees regarding the proposed Reorganizations; (b) information about FIT; (c) a comparison of the Predecessor Funds’ proposed advisory fees and total expenses by class to those of the New Funds; (d) a comparison of the proposed investment advisory fees with fees of other comparable investment vehicles; (e) the current Form ADV of Emerald; (e) certain legal and regulatory matters; (f) certain financial information; (h) information regarding potential benefits of the Reorganizations to the various parties including potential compensation to be received by Forward from Emerald; and (i) alternatives to the Reorganizations. The Forward Funds Board also considered information about the fee structure of the New Funds, including the use of legacy classes for existing Predecessor Fund shareholders.

It was noted that Emerald agreed to cap total Emerald Growth Fund ordinary operating expenses for the Institutional Class, Investor Class, Class A and Class C shareholders at the expense levels currently in place for the corresponding classes of the Predecessor Growth Fund under the same terms as the existing expense cap agreement through at least August 31, 2013, which is more than one year longer than the current agreement with the investment adviser to the Predecessor Growth Fund. Further, it was noted that Emerald agreed to cap total Emerald Banking and Finance Fund ordinary operating expenses for the Institutional Class, Investor Class, Class A and Class C shareholders at the expense levels currently being experienced by the corresponding classes of the Predecessor Banking and Finance Fund for at least two years. The Forward Funds Board noted that the existing expense cap agreement for the Forward Growth Fund was due to expire on April 30, 2012, after which time total fund operating expenses of the Predecessor Growth Fund would go up if the expense cap agreement was not renewed. The Forward Board noted that the Forward Banking and Finance Fund does not currently operate under any expense cap, and that in light of the asset levels of that Fund, the expense cap being offered by Emerald constitutes a significant potential benefit to shareholders.

The Forward Funds Board of Trustees was also informed that the New Funds would be managed by Emerald with substantially the same portfolio management team that sub-advised the Predecessor Funds using substantially the same investment approach. Due to the fact that Emerald serves as sub-adviser to the Predecessor Funds, the Board of Trustees has had the opportunity to meet with and receive information about Emerald and its management over a period of several years, including detailed fee information regarding the Predecessor Funds at the September 7, 2011 meeting. Moreover, each New Fund would have the same investment objective and substantially similar principal investment strategies and limitations. The Board was also informed that Emerald and FIT (with respect to the composition of its board) would comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser or its affiliated persons to receive any amount or benefit in connection with the transfer of advisory arrangements, subject to the satisfaction of two conditions. First, for a period of at least three years following the Reorganizations, at least 75% of the board members of the successor investment company (in this case, FIT) must not be interested persons of the adviser or predecessor adviser or sub-adviser. Second, for a period of at least two years following the Reorganizations, no “unfair burden” may be placed on the investment company.

At the September and December, 2011 meetings, the Forward Funds Board of Trustees was also presented with other information regarding the proposed Reorganizations, including a summary of the information and documents provided pursuant to the Board’s request, as well as materials related to the legal format and tax consequences of the Reorganizations and the disclosure that will be provided to the Predecessor Funds’ shareholders. The materials included fee and expense comparisons, performance information, financial information and information regarding distribution strategies and the continuity of portfolio management and investment strategies following the Reorganization.

The Forward Funds Board of Trustees was informed that the shareholders of the Predecessor Funds would be receiving shares of the New Funds in the Reorganizations, which are intended to qualify as a tax-free “reorganization” under Section 368(a)(1)(F) of the Code and that as such no gain or loss will be recognized by Predecessor Fund, its shareholders, or the New Fund, and that the Predecessor Funds would receive an opinion of counsel regarding this matter. The Board noted that the Reorganizations would generally provide a more preferable result for shareholders as compared to a liquidation of the Predecessor Funds, which would be a taxable event and could result in capital gains distribution to shareholders, depending on their cost basis. The Board also received information regarding each Predecessor Fund’s capital loss carryforward positions, and the consequences of the Reorganizations to those positions.

The Forward Funds Board of Trustees considered the potential benefits of the Reorganization to Emerald and to Forward. The Board was informed that the Predecessor Funds and the New Funds would not bear any costs of the Reorganization, which costs would generally be borne by Emerald and Forward, and that the value of shares of the New Funds to be received by shareholders of the Predecessor Funds would be of equivalent NAV. Thus, the Reorganizations would not be dilutive to shareholders. In addition, the Independent Trustees of the Forward Funds received advice from independent legal counsel regarding Trustee duties in connection with considering the Reorganizations.

Section 15(f) of the 1940 Act provides that an investment adviser (such as Forward) to a registered investment company may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the new or former investment adviser; and (2) no “unfair burden” may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable to the transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). While no interest in Forward is being sold in connection with the Reorganizations, the Board of Trustees has been informed by Forward and Emerald that Forward, Emerald and FIT (with respect to the composition of its board) intend to comply with the section 15(f) safe harbor.

The Forward Funds Board of Trustees has been advised by Emerald and Forward that they are not aware of any circumstances arising from the Agreement and Plan of Reorganization that might result in an unfair burden being imposed on the New Funds or the Predecessor Funds. With respect to the other condition, the Forward Funds Board has been advised that the current FIT Board of Trustees is comprised of five independent trustees and one interested trustee, and that there is no current intention to change this composition.

In light of the above-described deliberations, in considering the proposed Reorganization, the Forward Funds Board of Trustees took into account a number of factors, including:

1.	The terms and conditions of the Agreement and Plan of Reorganization;

2.	The anticipated effect of the Reorganizations on per-share fees and expenses of each Predecessor Fund’s shareholders;

3.	Emerald’s commitment to cap ordinary expenses of the Emerald Growth Fund so that existing shareholders of the Predecessor Growth Fund would be subject to the same expense ratio under the same terms as the existing expense cap agreement until at least August 31, 2013, which is more than one year longer than the expense cap agreement currently in place for the Predecessor Growth Fund;

4.	Emerald’s commitment to cap ordinary expenses of the Emerald Banking and Finance Fund so that existing shareholders of the Predecessor Banking and Finance Fund would be subject to the same expense ratio currently being experienced by that Fund, under the terms of an expense cap agreement for at least two years, even though no comparable expense cap agreement is currently in place for the Predecessor Banking and Finance Fund;

5.	The continuity of portfolio management as a result of the Reorganizations, with Emerald and its investment team (which currently serve as sub-advisers to the Predecessor Funds) continuing to advise the New Funds;

6.	The continuity of the Predecessor Funds’ investment objectives, strategies, policies and restrictions following the Reorganizations;

7.	The historical investment performance of the Predecessor Funds relative to their benchmarks and their peer groups;

8.	The potential benefits to Predecessor Fund shareholders resulting from the New Funds’ access to the distribution network and capability of ALPS Distributors, Inc. and an increased role for Emerald in the promotion of the New Funds, which could result in a larger asset base and potentially reduced operating expenses over the long term;

9.	The U.S. federal tax consequences of the Reorganizations, including that each Reorganization is structured as a tax-free reorganization;

10.	The fact that the Predecessor Funds and the New Funds will not bear any expenses of the Reorganizations and that the costs of the Reorganizations will be borne by Emerald Forward;

11.	Emerald’s commitment to comply with Section 15(f) under the 1940 Act with respect to the New Funds;

12.	Possible alternatives to the Reorganizations, including the liquidation of the Predecessor Funds or the engagement of new advisers;

13.	The potential benefits of the Reorganizations to certain persons, including Forward and Emerald; and

14.	The Board of Trustees also considered the potential risks of the Reorganizations, primarily including the possibility that the assets of the New Funds may not grow or may decrease, and that this could have a negative impact on the portfolio management of the New Funds and the New Funds’ expenses could increase, all of which could have a negative impact on investment performance.

Based on the foregoing, at its December 14-15 meeting, the Forward Funds Trustees, including the Independent Trustees, through an exercise of their business judgment, unanimously concluded that, when considering the totality of the factors, each Reorganization is in the best interests of the respective Predecessor Fund and that the interests of respective Predecessor Fund shareholders would not be diluted as a result of the Reorganization. Accordingly, the Board determined to approve the Reorganizations and recommended that they be submitted to the Predecessor Fund shareholders for approval.

Agreement between Forward Management, LLC and Emerald

Pursuant to an Amended and Restated Master Agreement between Forward Management, LLC and Emerald, Emerald has agreed to pay to Forward Management, LLC a monthly fee in arrears at an annual rate of 0.15% (15 basis points) on the average daily net assets of each of the New Banking Fund and the New Growth Fund in exchange for facilitating and assisting in the transition of the advisory responsibilities related to the Predecessor Growth Fund and the Predecessor Banking Fund. Such amount is to be paid out of Emerald’s own resources and profits and not as an additional expense of the New Funds.

Forward Management, LLC has agreed to reduce the payments due from Emerald pursuant to the above arrangement to the extent that Emerald must waive its management fees to meet the expense cap agreement in place for the New Banking Fund.

Solely with respect to the New Banking Fund, for every two basis points of fee waiver by Emerald in favor of the New Banking Fund in excess of eight (8) basis points, the fee paid to Forward Management, LLC will be reduced by one (1) basis point, up to a maximum reduction of five (5) basis points. To the extent that there is a recoupment of any management fee in later years, such recoupment will be shared in a ratio of 1 dollar recouped by Forward Management, LLC to every 2 dollars recouped by Emerald.

After 5 years, either Forward Management, LLC or Emerald has an option to terminate this relationship in exchange for a payment made by Emerald.

Agreement and Plan of Reorganization. The proposed Reorganization will be governed by the Agreement, the form of which is attached as Appendix A. The Agreement provides that each Predecessor Fund will transfer all of its assets to the corresponding New Fund solely in exchange for the issuance of full and fractional Reorganization Shares and the assumption of all the corresponding Predecessor Fund’s liabilities. It is anticipated that the Reorganization Shares will be issued late in the first quarter of 2012 or such other date as may be agreed upon by the parties (the “Closing Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Each Predecessor Fund will transfer all of its assets to the corresponding New Fund, and in exchange, each New Fund will assume all liabilities of the corresponding Predecessor Fund and deliver to the corresponding Predecessor Fund the number of full and fractional shares of the appropriate class of the New Fund having an aggregate net asset value equal to the net asset value of the shares of the Predecessor Fund. On or as soon after the Closing Date as is possible (the “Liquidation Date”), each Predecessor Fund will distribute in complete liquidation of the Predecessor Fund, pro rata to its shareholders of record, all of the Reorganization Shares received by the Predecessor Fund. This distribution will be accomplished by the transfer of Reorganization Shares credited to the account of the Predecessor Fund on the books of the corresponding New Fund to open accounts on the share records of the New Fund in the name of corresponding Predecessor Fund shareholders, and representing the respective pro rata number of Reorganization Shares of the applicable class due such shareholders. All issued and outstanding shares of each Predecessor Fund will simultaneously be canceled on the books of the Predecessor Fund. As a result of the proposed transaction, each Predecessor Fund shareholder will receive a number of Reorganization Shares of the applicable class equal in value as of the Valuation Date to the value of the corresponding class of Predecessor Fund shares previously held by such shareholder.

The consummation of the Reorganization is subject to the terms and conditions and the representations and warranties set forth in the Agreement. The Agreement (as applicable to either Predecessor Fund) may be terminated by mutual agreement of Forward Funds (on behalf of the Predecessor Funds) and FIT on behalf of the New Funds. In addition, either the Predecessor Funds or FIT may at its option terminate the Agreement at or before the Closing Date due to (i) a material breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board of Forward Funds or the Board of FIT that the consummation of the transactions contemplated therein is not in the best interests of the Predecessor Fund or the corresponding New Fund, respectively.

The New Funds and the Predecessor Funds will pay no expenses associated with their participation in the Reorganization. Emerald or an affiliate will pay all reasonable legal counsel and other expenses (including board meeting fees and costs) of the New Funds incurred in connection with the Reorganization. Emerald or an affiliate will pay such expenses of the Predecessor Funds up to a maximum of $12,500. The Predecessor Funds’ expenses in excess of this amount will be paid by Forward Management, LLC.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Predecessor Fund’s shareholders in accordance with the Agreement as described above. The Reorganization Shares will be Institutional Class, Investor Class, Class A, and Class C of the New Fund. Investor Class Reorganization Shares have similar characteristics as the corresponding Investor Class shares of the Predecessor Fund. Institutional Class Reorganization Shares have similar characteristics as the corresponding Institutional Class shares of the Predecessor Fund. Class A Reorganization Shares have similar characteristics as the corresponding shares of Class A of the Predecessor Fund and Class C Reorganization Shares have similar characteristics as the corresponding shares of Class C of the Predecessor Fund. For more information on the characteristics of each class of the Reorganization Shares, please see the applicable prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Certain U.S. Federal Income Tax Consequences. It is a condition to each Fund’s obligation to consummate the Reorganization that the Funds receive a tax opinion (which opinion will be based on certain factual representations and certain customary assumptions), substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for U.S. federal income tax purposes:

(a)	The transfer of all the assets of the Predecessor Fund to the New Fund in exchange solely for Reorganization Shares and the assumption by the New Fund of all the liabilities of the Predecessor Fund followed by the pro rata distribution by the Predecessor Fund of all the Reorganization Shares to the Predecessor Fund shareholders in complete liquidation of the Predecessor Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and each Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)	No gain or loss will be recognized by the New Fund upon the receipt of all the assets of the Predecessor Fund solely in exchange for Reorganization Shares and the assumption by the New Fund of all the liabilities of the Predecessor Fund.

(c)	No gain or loss will be recognized by the Predecessor Fund upon the transfer of all its assets to the New Fund solely in exchange for Reorganization Shares and the assumption by the New Fund of all the liabilities of the Predecessor Fund or upon the distribution (whether actual or constructive) of such Reorganization Shares to the Predecessor Fund’s shareholders solely in exchange for such shareholders’ shares of the Predecessor Fund in complete liquidation of the Predecessor Fund.

(d)	No gain or loss will be recognized by the Predecessor Fund’s shareholders upon the exchange of their Predecessor Fund shares solely for Reorganization Shares in the Reorganization.

(e)	The aggregate basis of the Reorganization Shares received by each Predecessor Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Predecessor Fund shares exchanged therefor by such shareholder. The holding period of the Reorganization Shares received by each Predecessor Fund shareholder will include the period during which the Predecessor Fund shares exchanged therefor were held by such shareholder, provided such Predecessor Fund shares are held as capital assets at the time of the Reorganization.

(f)	The basis of the Predecessor Fund’s assets transferred to the New Fund will be the same as the basis of such assets to the Predecessor Fund immediately before the Reorganization. The holding period of the assets of the Predecessor Fund in the hands of the New Fund will include the period during which those assets were held by the Predecessor Fund.

(g)	The consummation of the Reorganization will not terminate the taxable year of the Predecessor Fund. The part of the taxable year of the Predecessor Fund before the effective time of the Reorganization and the part of the taxable year of the New Fund after the effective time will constitute a single taxable year of the New Fund.

Notwithstanding the above, no opinion will be expressed as to (1) the effect of the Reorganization on the Predecessor Fund or the New Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code; (2) any other U.S. federal tax issues (except those set forth above); (3) as a result of the transfer of the Predecessor Fund’s assets regardless of whether such transfer would otherwise be a non-taxable transaction; or (4) all state, local or foreign tax issues of any kind. In particular, no opinion will be expressed with respect to the taxable year of any Predecessor Fund shareholder.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

As of January 1, 2012, the Predecessor Growth Fund did not have any capital loss carryforwards, and the Predecessor Banking Fund had approximately $16.5 million in capital loss carryforwards, which will expire between the years 2016 and 2018 if unused. The New Fund that acquires the assets of the Predecessor Banking Fund will inherit the capital loss carryforwards of the Predecessor Banking Fund, subject to their current expiration dates. The utilization of such capital loss carryforwards of the Predecessor Banking Fund would also be subject to an annual limitation if the Predecessor Banking Fund were to undergo an “ownership change” as such term is defined under Section 382 of the Code. The Predecessor Banking Fund has not, to the knowledge of the Predecessor Banking Fund, undergone an ownership that would limit the use of its capital loss carryforwards, and is not anticipated to undergo such an ownership change in connection with the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of U.S. federal, state, local, non-U.S. or other tax laws.

Capitalization. The following table shows, as of December 1, 2011, the capitalization of each Fund and the pro forma combined capitalization of the New Fund, giving effect to the proposed Reorganization as of that date:

	Net Assets	Net Asset Value Per Share	Shares Outstanding

Forward Growth Fund
Class A	$38,231,680	$13.28	2,878,184
Class C	$2,566,558	$12.24	209,683
Investor Class	$867,515	$13.27	65,384
Institutional Class	$64,764,650	$13.42	4,825,785

Emerald Growth Fund
Class A	$0	$0	0
Class C	$0	$0	0
Investor Class	$0	$0	0
Institutional Class	$0	$0	0

Emerald Growth Fund (pro forma)
Class A	$38,231,680	$13.28	2,878,184
Class C	$2,566,558	$12.24	209,683
Investor Class	$867,515	$13.27	65,384
Institutional Class	$64,764,650	$13.42	4,825,785

	Net Assets	Net Asset Value Per Share	Shares Outstanding

Forward Banking and Finance Fund
Class A	$20,108,345	$14.58	1,379,086
Class C	$13,507,317	$13.53	998,282
Investor Class	$131,199	$13.94	9,409
Institutional Class	N/A	N/A	N/A

Emerald Banking and Finance Fund
Class A	$0	$0	0
Class C	$0	$0	0
Investor Class	$0	$0	0
Institutional Class	$0	$0	0

Emerald Banking and Finance Fund (pro forma)
Class A	$20,108,345	$14.58	1,379,086
Class C	$13,507,317	$13.53	998,282
Investor Class	$131,199	$13.94	9,409
Institutional Class	N/A	N/A	N/A

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General

The cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying proxy card and all other costs incurred in connection with the solicitation of proxies will be paid by Emerald or its affiliates. Shareholder votes will be solicited primarily by mail by certain officers and representatives of Forward Funds, officers, employees or agents of Forward Management, LLC or Emerald, and certain financial service firms and their representatives, who will receive no extra compensation for their services. Solicitations may also be made by telephone, facsimile, e-mail or in person. The Altman Group has been retained as proxy tabulator. The anticipated costs of the proxy solicitation are estimated to be $36,150.

As of December 31, 2011 (the “Record Date”), the Forward Banking and Finance Fund had 2,328,105.026 shares outstanding, and the Forward Growth Fund had 7,864,061.397 shares outstanding.

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.

Proposals of Shareholders

The Forward Funds is generally not required to hold annual meetings of shareholders and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Forward Funds hereafter called should send the proposal to the Secretary of the Forward Funds at the Forward Fund’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration.

Other Matters to Come Before the Special Meeting

The Board of Trustees of the Forward Funds is not aware of any matters that will be presented at the Special Meeting other than that set forth in this Prospectus/Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

Quorum

In order to transact business at the Special Meeting, a “quorum” must be present. Under the Forward Fund’s governing documents, a quorum is constituted by the presence, in person or by proxy, at the Special Meeting of at least one-third of the outstanding shares of each Series or Class, or one-third of the outstanding shares of the Forward Funds Trust, entitled to vote with respect to a proposal (or sub-proposal), as applicable, shall constitute a quorum for the transaction of business at a meeting of the shareholders with respect to such Series or Class, or with respect to the entire Forward Funds Trust, respectively. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that proposal.

For purposes of determining the presence of a quorum for the transaction of business at the Special Meeting, abstentions and broker “non-votes” will be treated as shares that are present, but which have not been voted. Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Accordingly, shareholders are urged to forward their voting instructions promptly.

If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares of the Predecessor Fund represented at the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the proposal against such adjournment.

Voting

Approval of a Reorganization by each Predecessor Fund will require the affirmative vote of (i) 67% or more of the respective Predecessor Fund voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of that Predecessor Fund, whichever is less.

Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the accompanying proxy card using the enclosed postage-paid envelope or by voting via the Internet or by telephone, as described below. You may also vote in person at the Special Meeting. Even if you intend to vote your shares in person at the Special Meeting, you are urged to complete and return the enclosed proxy card or to vote via the Internet or by telephone. Voting before the Special Meeting will not prevent you from voting at the Special Meeting if you desire to do so, as your vote by proxy is revocable at your option. If you vote via the Internet or telephone, you do not need to mail your proxy card.

If you choose to vote by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted “FOR” the Reorganization proposal and in accordance with the best judgment of the persons named as proxies on such other matters that may properly come before the Special Meeting.

To vote your proxy by phone or via the Internet, please refer to the instructions found on the enclosed proxy ballot.

For the Reorganization proposal, to the extent not designated, the shares will be voted “FOR” approval of the Reorganization. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Forward Funds (ii) by properly executing a later-dated proxy that is received by the Forward Funds at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person. Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.

In tallying votes, abstentions and broker non-votes will not count toward the number of votes in favor of the Reorganization proposal, which means they will have the effect of votes against the Reorganization proposal.

Share Ownership

As of the Record Date, the officers and directors/directors of each of the Trust and FIT as a group beneficially owned less than 1% of the outstanding shares of either of the Predecessor Funds. As of the date of this Prospectus/Proxy Statement, no shares of the New Funds have been issued.

As of December 1, 2011, the following persons owned of record or beneficially, as of December 1, 2011, 5% or greater of any class of the Fund's outstanding equity securities:

Forward Growth Fund

Name and Address of Shareholder	Class	Type of Ownership	Shares Beneficially Owned	Percentage Owned	Estimated Pro Forma Ownership After the Reorganization

Colorado State Bank & Trust	Investor	Beneficial	51,329	78.50%	78.50%
1600 Broadway
Denver, CO 80202

JP Morgan Retirement Plan Services	Institutional	Record	4,813,739	99.94%	99.94%
9300 Ward Parkway
Kansas City, MO 64114

Pershing, LLC	Class A	Record	515,930	17.93%	17.93%
P.O. Box 2052
Jersey City, NJ 07303-9998

Wells Fargo Investments, LLC	Class A	Record	273,445	9.50%	9.50%
608 2nd Avenue South
Minneapolis, MN 55749

National Financial Services Corp.	Class A	Record	251,667	8.75%	8.75%
200 Liberty Street One
One World Financial Center
New York, NY 10281

Charles Schwab & Co., Inc.	Class A	Record	188,042	6.53%	6.53%
101 Montgomery Street
San Francisco, CA 94104

First Clearing, LLC	Class C	Record	25,926	12.36%	12.36%
2801 Market Street
St. Louis, MO 63103

Citigroup Global Markets, Inc.	Class C	Record	24,780	11.82%	11.82%
333 West 34th Street, 3rd Floor
New York, NY 10001

Capital Securities Management	Class C	Record	18,638	8.89%	8.89%
P.O. Box 335
Linwood, NJ 08221

Merrill Lynch Pierce Fenner & Smith	Class C	Record	14,814	7.06%	7.06%
4800 Deer Lake Drive E, Floor 3
Jacksonville, FL 32246

Janney Montgomery Scott, LLC	Class C	Record	12,787	6.10%	6.10%
1801 Market Street
Philadelphia, PA 19103

Forward Banking and Finance Fund

Name and Address of Shareholder	Class	Type of Ownership	Shares Beneficially Owned	Percentage Owned	Estimated Pro Forma Ownership After the Reorganization

Colorado State Bank & Trust	Investor	Beneficial	7,955	84.55%	84.55%
1600 Broadway
Denver, CO 80202

Janney Montgomery Scott, LLC	Investor	Record	933	9.91%	9.91%
1801 Market Street
Philadelphia, PA 19103

Merrill Lynch Pierce Fenner & Smith	Class A	Record	306,299	22.21%	22.21%
4800 Deer Lake Drive E, Floor 3
Jacksonville, FL 32246

Pershing, LLC	Class A	Record	242,775	17.60%	17.60%
P.O. Box 2052
Jersey City, NJ 07303-9998

First Clearing, LLC	Class A	Record	183,782	13.33%	13.33%
2801 Market Street
St. Louis, MO 63103

LPL Financial Services	Class A	Record	87,983	6.38%	6.38%
9785 Towne Centre Drive
San Diego, CA 92121

First Clearing, LLC	Class C	Record	550,657	55.16%	55.16%
2801 Market Street
St. Louis, MO 63103

Merrill Lynch Pierce Fenner & Smith	Class C	Record	124,279	12.45%	12.45%
4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of         , 201   by Financial Investors Trust, a Delaware statutory trust (the “Acquiring Trust”), on behalf of the [Emerald Banking and Finance Fund] / [Emerald Growth Fund] (the “Acquiring Fund”); Forward Funds, a Delaware statutory trust (the “Selling Trust”), on behalf of the [Forward Banking and Finance Fund] / [Forward Growth Fund] (the “Selling Fund”) (the Acquiring Fund and Selling Fund referred to herein as a “Fund” and collectively, the “Funds”); Emerald Mutual Fund Advisors Trust (“Emerald”), the investment adviser to the Acquiring Fund (for purposes of Sections 5.11, 5.13, and 9.1 of the Agreement only); and Forward Management, LLC (“Forward”), the investment adviser to the Selling Fund (for purposes of Sections 5.13 and 9.1 of the Agreement only). The principal place of business of the Acquiring Trust is 1290 Broadway, Suite 1100, Denver, Colorado 80203; the principal place of business of the Selling Trust and Forward is 101 California Street, Suite 1600, San Francisco, California 94111; and the principal place of business of Emerald is 3175 Oregon Pike, Leola, Pennsylvania 17540.

This Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Selling Fund to the Acquiring Fund, in exchange solely for voting Class A, Class C, Institutional Class, and Investor Class shares of beneficial interest, no par value per share, of the Acquiring Fund (collectively, the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; immediately followed by (ii) the distribution of the Class A, Class C, Institutional Class, and Investor Class shares of the Acquiring Fund to the Class A, Class C, Institutional Class, and Investor Class shareholders, respectively, of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Selling Fund is a separate series of the Selling Trust, the Acquiring Trust and the Selling Trust are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Selling Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Selling Trust has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING

FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND’S LIABILITIES,

AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Class A, Class C, Institutional Class, and Investor Class Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2 ASSETS TO BE TRANSFERRED. The Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, as such term is defined in Section 3.1.

1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Notwithstanding the foregoing, the Acquiring Fund shall assume all liabilities of the Acquired Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is possible, but no later than six (6) months after the Closing Date (the “Liquidation Date”): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata by Class A, Class C, Institutional Class, and Investor Class, respectively, to its shareholders of record determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Selling Fund Shareholders”), all of the Class A, Class C, Institutional Class, and Investor Class Shares of the Acquiring Fund received by the Selling Fund pursuant to Section 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. All issued and outstanding shares of the Selling Fund will simultaneously be redeemed by the Selling Trust and canceled on its books. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued at the Closing to the Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Selling Fund Shareholders.

1.6 STATE FILINGS. Promptly following the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware to effect the termination of the Selling Fund, and shall file final tax returns with the State of California if required under applicable law.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 TERMINATION. The Selling Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date. The Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods set forth in Rule 17a-8 under the 1940 Act.

1.10 INITIAL SHARE. Prior to the Closing, the Acquiring Fund will issue one share of each of Class A, Class C, Institutional Class, and Investor Class Shares of the Acquiring Fund (the “Initial Shares”) to Emerald Mutual Fund Advisers Trust (the “Sole Shareholder”) in exchange for Ten Dollars ($10.00) per share for the sole purpose of allowing the Sole Shareholder to approve certain organizational items on behalf of the Acquiring Fund. The Initial Shares shall be redeemed and cancelled by the Acquiring Fund in exchange for Ten Dollars ($10.00) per share immediately prior to the Closing.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS AND LIABILITIES. The value of the Selling Fund’s net assets shall be the value of all the Selling Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”) after the declaration and payment of any dividends and/or other distributions on that date, less the amount of all the Selling Fund’s liabilities. The value of the Selling Fund’s assets and liabilities shall be determined by using the valuation procedures set forth in the Selling Trust’s Certificate of Trust, Declaration of Trust,

and Bylaws (the “Selling Trust Governing Documents”), the Selling Trust’s Pricing and Valuation Committee Procedures and the Selling Fund’s then-current prospectus and statement of additional information.

2.2 VALUATION OF SHARES. The aggregate net asset value of each class of Acquiring Fund Shares shall be the aggregate net asset value of the respective class of the Selling Fund on the Valuation Date, using the valuation procedures set forth in the Selling Trust Governing Documents and the Selling Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. Each Class A, Class C, Institutional Class, and Investor Class shareholder of the Selling Fund will receive, respectively, the number of full and fractional shares of Class A, Class C, Institutional Class, and Investor Class shares of the Acquiring Fund, equal as of the Valuation Date to the number of full and fractional Class A, Class C, Institutional Class, and Investor Class shares of the Selling Fund held by that shareholder immediately prior to the Reorganization.

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Closing shall occur on             , 2012 or such other date as the parties may agree in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the Valuation Date. The Closing shall be held immediately after the close of regular trading on the NYSE at the offices of ALPS Fund Services, Inc. in Denver, Colorado or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Selling Fund shall cause Brown Brothers Harriman & Co., as custodian for the Selling Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

3.3 TRANSFER AGENT’S CERTIFICATE. The Selling Fund shall cause ALPS Fund Services, Inc., as transfer agent for the Selling Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause ALPS Fund Services, Inc., its transfer agent, to issue and deliver to the Selling Fund (a) a certificate as to the opening of accounts in the Selling Fund Shareholders’ names on the Acquiring Fund’s share transfer books and (b) a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Selling Fund is a separate series of the Selling Trust duly authorized in accordance with the applicable provisions of the Selling Trust Governing Documents.

(c) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Selling Trust Governing Documents or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e) Except for conversion fees to be payable to the Selling Fund’s transfer agent and custodian in connection with the Reorganization, the Selling Fund has no material contracts or other commitments that will be terminated with liability to the Selling Fund before the Closing Date.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the

Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The [semi-annual] / [annual] financial statements of the Selling Fund [as of June 30, 2011 and for the fiscal year ended December 31, 2010] / [for the fiscal year ended December 31, 2011], have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of [June 30, 2011] / [December 31, 2011], and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i) All U.S. federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Selling Fund.

(j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

(k) At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(l) Other than approval by the Selling Fund Shareholders, the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and other laws and regulations.

(n) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Selling Trust or the Selling Fund, any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(o) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p) For each taxable year of its operations prior to the Closing Date, the Selling Fund (i) has elected to qualify, and has qualified, as a “regulated investment company” under Subchapter M of the Code (a “RIC”), (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, and (iii) has been, and will be as of the Closing Date treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Selling Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Selling Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Selling Fund to fail to qualify as a RIC under the Code.

(q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware state law, as applicable, for the execution of this Agreement by the Selling Trust on behalf of the Selling Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the Post-Effective Amendment (as defined in Section 8.6) and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in Section 5.2.

(r) The Selling Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Selling Trust.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:

(a) The Acquiring Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Revised Trust Instrument and Bylaws.

(c) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Acquiring Fund was formed solely for the purpose of effecting the Reorganization, has not commenced operations or engaged in any business and will not do so until after the Closing and, except with respect to the consideration received in exchange for the issuance of the Initial Share, has not owned any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Share issued to the Sole Shareholder in association with the organization of the Acquiring Fund. The Acquiring Fund will redeem and cancel such Initial Share immediately prior to the Closing in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Share so that the Acquiring Fund will own no assets at the time of the Closing.

(e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Trust’s Revised Trust Instrument or Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Trust or the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(g) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Share, constitute all of the issued and outstanding shares of the Acquiring Fund as of the Closing Date. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and other laws and regulations.

(j) The prospectus and statement of additional information of the Acquiring Fund filed as part of the Post-Effective Amendment (as defined in Section 8.6), which will become effective prior to the Closing Date, conform, and as of the effective date of the Post-Effective Amendment will conform, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and as of the effective date of the Post-Effective Amendment will not, include, with respect to the Acquiring Trust or the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(l) The Acquiring Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.

(m) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the Post-Effective Amendment (as defined in Section 8.6) and the filing of any documents that may be required under Delaware state law and except for the filing of any documents that may be required under the 1933 Act, the 1934 Act and the 1940 Act and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(o) The Acquiring Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Acquiring Trust.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND SELLING FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to Section 1.2, the Selling Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. The Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions contemplated by this Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 SHAREHOLDER APPROVAL. The Selling Fund will call a special meeting of Selling Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares as permitted by shareholder account registrations.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Selling Fund’s assets and otherwise to carry out the intent and purpose of this Agreement.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Trust’s Treasurer, a statement of the earnings and profits of the Selling Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Trust will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Selling Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of Selling Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Selling Fund.

5.9 SELLING FUND FINANCIAL STATEMENTS. The unaudited financial statements for the annual period ended December 31, 2011, will be prepared in accordance with generally accepted accounting principles, and such statements (copies of which will be furnished to the Acquiring Fund) will fairly reflect the financial condition of the Selling Fund as of December 31, 2011, and there will be no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

5.10 TAX STATUS OF REORGANIZATION. The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable [such counsel as shall be acceptable to the parties] to render the tax opinion contemplated in this Agreement.

5.11 COMPLIANCE WITH SECTION 15(f) OF THE 1940 ACT. (a) The Acquiring Trust agrees that for a period of three (3) years after the Closing Date, the Acquiring Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Fund or the Acquiring Trust, as applicable (or any successor) are not “interested persons” (as defined in the 1940 Act) of Emerald or Forward; and (b) Emerald agrees that for a period of two (2) years after the Closing Date, neither Emerald nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

5.12 STATEMENT OF ASSETS AND LIABILITIES. The Selling Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Trust.

5.13 CONFIDENTIALITY.

(a) The Acquiring Trust, the Acquiring Fund, the Selling Trust, the Selling Fund, Emerald and Forward (the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Protected Persons agree that they along with their board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

6.2 The Selling Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund substantially to the effect that:

(a) The Acquiring Fund is a legally designated, separate series of the Acquiring Trust, and the Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware, which, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d) The Registration Statement is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust’s Revised Trust Instrument or Bylaws.

(f) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Trust, on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. With respect to the opinion on the enforceability of this Agreement, Davis Graham & Stubbs LLP may assume without any independent investigations that the laws of the State of Delaware are identical in all respects to the corporate laws of the State of Colorado.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Selling Trust and the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Selling Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquiring Fund shall have received on the Closing Date an opinion from Dechert LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:

(a) The Selling Fund is a legally designated, separate series of the Selling Trust, and the Selling Trust is a corporation existing under the laws of the State of Delaware, which, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Selling Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except as have been obtained.

(d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Selling Trust’s Amended and Restated Articles of Incorporation (assuming approval of Selling Fund shareholders has been obtained) or its Bylaws.

(e) This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

Such opinion shall be based on customary assumptions and such representations as Dechert LLP may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

7.3 As of the Closing Date, the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund has identified to the Selling Fund at least two (2) business days prior to Closing as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Trust’s trust instrument or bylaws, or of investment restrictions disclosed in the Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law and the provisions of the Selling Trust Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1.

8.2 This Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Selling Trust, each in accordance with Rule 17a-8 under the 1940 Act, and each Fund shall have delivered to the other a copy of the resolutions approving this Agreement adopted by its Board, certified by the Secretary or equivalent officer.

8.3 The Acquiring Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.

8.4 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.5 All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.6 The post-effective amendment to the Acquiring Trust’s registration statement on Form N-1A relating to the Class A, Class C, Institutional Class, and Investor Class Shares of the Acquiring Fund under the 1933 Act and the 1940 Act, as applicable (the “Post-Effective Amendment”), shall have become effective, and any additional post-effective amendments to any such registration statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective; and no stop order suspending the effectiveness of such registration statement shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

8.7 The Funds shall have received an opinion of [such counsel as shall be acceptable to the parties] substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:

(a) The transfer of all the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund followed by the pro rata, by class, distribution by the Selling Fund of all the Acquiring Fund Shares to the Selling Fund Shareholders in complete liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.

(c) No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund in complete liquidation of the Selling Fund.

(d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e) The aggregate basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Selling Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

(g) The consummation of the Reorganization will not terminate the taxable year of the Selling Fund. The part of the taxable year of the Selling Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the taxable year of any Selling Fund shareholder, or (B) the Selling Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1 The Funds will pay no expenses associated with their participation in the Reorganization. Emerald or its affiliate will pay for all reasonable legal counsel and other expenses (including board meeting fees and costs) of the Acquiring Fund incurred in connection with the Reorganization. Emerald or an affiliate will pay for all reasonable legal counsel and other expenses (including board meeting fees and costs) of the Selling Fund incurred in connection with the Reorganization, as well as all such expenses of the Forward [Growth Fund] / [Banking and Finance Fund] incurred pursuant to Section 9.1 of that certain agreement and plan of reorganization by and among the Acquiring Trust, on behalf of the Emerald [Growth Fund] / [Banking and Finance Fund], the Selling Trust, on behalf of the Forward [Growth Fund] / [Banking and Finance Fund], Emerald, and Forward, dated as of [                ], up to a maximum total of $12,500 for the Selling Fund and the Forward [Growth Fund] / [Banking and Finance Fund] in the aggregate. The Selling Fund’s expenses in excess of this amount will be paid by Forward. Forward agrees not to engage a proxy solicitor without the written consent of Emerald, whose consent may not be unreasonably withheld. For the avoidance of doubt, the expense sharing agreement set forth in this Section 9.1 shall apply even in the event that this Agreement is terminated pursuant to Article XII.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Selling Fund or the Acquiring Fund, as the case may be, as a RIC. Selling Fund shareholders will pay their respective expenses, if any, incurred in connection with the Reorganization.

ARTICLE X

INDEMNIFICATION

10.1 The Acquiring Trust agrees to indemnify and hold harmless the Selling Trust, its directors and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.2 The Selling Trust agrees to indemnify and hold harmless the Acquiring Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Selling Trust or the Selling Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE XI

ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

11.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

11.2 Except for the covenants set forth in Sections 1.4, 1.9, 5.5, 5.6, 5.11, 5.12, 5.13, 9.1, 11.2 and Article X, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XII

TERMINATION

12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust and such termination may be effected by the Presidents of the Acquiring Trust and the Selling Trust in writing without further action by their respective Boards of Trustees. In addition, either the Acquiring Trust or the Selling Trust may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Selling Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Selling Fund, respectively.

12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Selling Trust, the Selling Fund, Emerald, Forward, or their respective board members, members, shareholders and officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XIII

AMENDMENTS

13.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Boards of Trustees,; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW;

ASSIGNMENT; LIMITATION OF LIABILITY

14.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Selling Trust personally, but shall bind only the property of the respective Fund, as provided in the trust instrument of the Acquiring Trust and the Selling Trust Governing Documents. Moreover, no series of the Selling Trust or Acquiring Trust other than the Selling Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Trust or Selling Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and the Board of Trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Acquiring Trust and the Selling Trust, respectively, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.

ARTICLE XV

NOTICES

15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Trust or to the Acquiring Trust at the applicable address set forth in the first paragraph of this Agreement, or to any other address that the Selling Trust or the Acquiring Trust shall have last designated by notice to the other party.

(The rest of this page intentionally left blank.)

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FINANCIAL INVESTORS TRUST, on behalf of Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

FORWARD FUNDS, on behalf of Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Sections 5.11, 5.13, and 9.1 only

EMERALD MUTUAL FUND ADVISERS TRUST

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Sections 5.13 and 9.1 only

FORWARD MANAGEMENT, LLC

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

Appendix B

Information Regarding The New Funds

On the date of the Reorganizations (the “Reorganization Date”), if the Proposals are approved, it is anticipated that the Predecessor Banking Fund and the Predecessor Growth Fund will each participate in a tax-free reorganization with and into the New Banking Fund and New Growth Fund respectively. Although the New Funds are not yet in operation, the following Appendix B to the Prospectus/Proxy Statement provides a description of how the New Funds are anticipated to operate upon successful completion of the Reorganizations.

EMERALD BANKING AND FINANCE FUND (the “Fund”)

Investment Objective

The Fund seeks long-term growth through capital appreciation. Income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expense information shown reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 31 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 34 of the Fund’s statement of additional information.

	Class A	Class C	Institutional Class	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	4.75% (1)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	0.00% (1)	1.00% (2)	None	None
Redemption Fee as percentage of exchange price or amount redeemed within days of purchase	0.00%	0.00%	0.00%	0.00%
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.35%	0.75%	N/A	0.25%
Shareholder Services Fees	0.00%	0.25%	0.05%	0.15%
Other Expenses(3)	0.72%	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses	2.07%	2.72%	1.77%	2.12%
Fee Waiver and Expense Reimbursement(4)	-0.23%	-0.23%	-0.23%	-0.23%
Net Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.84%	2.49%	1.54%	1.89%

(1) If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load).

(2) A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(3) Estimated amounts based on the current fiscal year.

(4) Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2014 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver, prior to August 31, 2014, without the approval by the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 years
Class A Shares	$653	$1,049	$1,494	$2,722
Class C Shares	$352	$799	$1,397	$3,102
Institutional Class Shares	$157	$511	$915	$2,042
Investor Class Shares	$192	$618	$1,095	$2,411

You would pay the following expenses if you did not redeem your shares:
Class A Shares	$653	$1,049	$1,494	$2,722
Class C Shares	$252	$799	$1,397	$3,012
Institutional Class Shares	$157	$511	$915	$2,042
Investor Class Shares	$192	$618	$1,095	$2,411

If you sell (redeem) your Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge (“CDSC”) of 1.00% which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have appreciated to $15,000, the CDSC will be assessed on your $10,000 purchase. If that same $10,000 purchase has depreciated to $5,000, the CDSC will be assessed on the $5,000 value.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Emerald Banking and Finance Fund has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks of companies principally engaged in the banking or financial services industries. This requirement is applied at the time the Fund invests its assets. The Emerald Banking and Finance Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Emerald Banking and Finance Fund of its 80% investment policy.

The Fund will usually emphasize smaller companies: those with a market capitalization of less than $1.5 billion. In addition, the Fund will invest not less than 25% of its net assets in securities of companies principally engaged in the banking industry and not less than 25% of its net assets in securities of companies principally engaged in the financial services industry. A company is defined as “principally engaged” in the banking or financial services industries if: (a) a majority of the revenues or earnings were derived from the creation, purchase or sale of banking or financial services products; or (b) a majority of the assets were devoted to such activities, based on the company’s most recent fiscal year.

Companies in the banking industry are defined to include U.S. commercial and industrial banking and savings institutions and their parent holding companies. Companies in the financial services industry are defined to include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies.

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) utilizes a growth approach to choosing securities based upon fundamental research which attempts to identify companies whose earnings growth rate exceeds that of their peer group, exhibit a competitive advantage in niche markets, or do not receive significant coverage from other institutional investors.

Principal Risks of the Fund

Any of the investments made by the Fund can result in an investment loss, which may be significant. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Banking- and Financial Services-Related Investment: The banking and financial services industries are comparatively narrow segments of the economy. Entities in these industries may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations. In addition, entities in these industries are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Concentration: The Fund concentrates its investments in issuers of one or more particular industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Equity Securities: The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Liquidity Risk: Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity. Derivative based securities and privately issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored guarantee, that are subject to substantial market and credit risk may have greater liquidity risk. Less liquid securities may trade infrequently, trade at a smaller volume, and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

Real Estate Securities and REITs: Real estate investment trusts or “REITs” are issuers that invest in interests in real estate, including mortgages. Investing in REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are subject to heavy cash flow dependency and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities.

Restricted and Illiquid Securities: Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized non-U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. If a security is illiquid, the Fund may not be able to sell the security at a time and/or price at which the Adviser might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity.

Securities Issued By Other Investment Companies: The Fund may invest in shares of other investment companies, including, but not limited to, other mutual funds, money market funds, ETFs, HOLDRs, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

Small and Medium Capitalization Stocks: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Managed Portfolio Risk: The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Please see “What are the Principal and Non-Principal Risks of Investing in Each Fund?” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The Fund was organized as a successor to the Forward Banking and Finance Fund (the “Predecessor Fund”), a series of the Forward Funds. Emerald, the Fund’s adviser, served as the sub-adviser to the Predecessor Fund, which had an identical investment objective and substantially similar investment strategies as the Fund. The performance shown for periods prior to the Reorganization Date reflects the performance of the Predecessor Fund’s Class A and Class C shares. Returns of the Institutional Class shares of the Predecessor Fund are not presented because Institutional Class shares were not offered during the periods shown.

The bar chart shows the performance of the Predecessor Fund’s Class A shares, which excludes the maximum sales load applicable to such Class A shares. The table compares the Predecessor Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar chart and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.emeraldmutualfunds.com or by calling 1-855-828-9909.

Calendar Year Annual Returns – Class A

Best Quarter — September 30, 2008	22.64%
Worst Quarter — March 31, 2009	-19.75%

Average Annual Total Returns (unaudited)

(for the period ended December 31, 2011)

	1 Year	5 Years	10 Years	Since Inception
Class A (Inception Date of 02/18/97)
Returns Before Taxes	-10.08%	-10.37%	2.72%	5.31%
Returns After Taxes on Distributions*	-10.08%	-10.79%	2.16%	4.72%
Returns After Taxes on Distributions and Sale of Fund Shares*	-6.55%	-8.42%	2.44%	4.63%
Russell 2000 Index**	-4.18%	0.15%	5.62%	6.15%

Class C (Inception Date of 07/01/00)
Returns Before Taxes	-6.08%	-9.90%	2.69%	5.35%
Russell 2000 Index	-4.18%	0.15%	5.62%	4.54%

Investor Class (Inception Date of 03/16/10)
Returns Before Taxes	-4.23%	N/A	N/A	-1.32%
Russell 2000 Index	-4.18%	0.15%	5.62%	6.31%

*

After-tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., retirement plans or Individual Retirement Accounts).

**

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

***	Returns of the Institutional Class are not presented because Institutional Class shares were not offered during the periods shown.

Investment Adviser

Emerald is the investment adviser to the Fund.

Portfolio Managers

Kenneth G. Mertz II, CFA, and Steven E. Russell, Esq. are responsible for the day-to-day management of the Fund’s portfolio and make the final investment decisions for the Fund. Mr. Mertz is President of Emerald. Mr. Russell is an Assistant Vice President of Emerald Advisers and an Assistant Vice President of Emerald, and an assistant Portfolio Manager of the Fund. Mr. Mertz and Mr. Russell have both managed the Fund from its inception.

Purchase and Sale of Fund Shares

The Fund offers investors four Classes of shares: Class A, Class C, Institutional Class and Investor Class. The minimum initial investment in Class A, Class C and Investor Class shares is $2,000 for non-qualified accounts and $1,000 for qualified accounts. The minimum initial investment in Institutional Class shares is $100,000. The minimum subsequent investment is $100 for Class A, Class C and Investor Class shares. There is no minimum subsequent investment for Institutional Class shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.

Purchases, exchanges and redemptions may be made directly or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

EMERALD GROWTH FUND (the “Fund”)

Investment Objective

The Fund seeks long-term growth through capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expense information shown reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 31 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 34 of the Fund’s statement of additional information.

	Class A	Class C	Institutional Class	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None(1)	1.00%(2)	None	None
Redemption Fee as percentage of exchange price or amount redeemed within days of purchase	0.00%	0.00%	0.00%	0.00%
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.35%	0.75%	N/A	0.25%
Shareholder Services Fees	0.00%	0.25%	0.05%	0.15%
Other Expenses(3)	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.43%	2.08%	1.13%	1.48%
Fee Waiver and Expense Reimbursement(4)	-0.14%	-0.14%	-0.14%	-0.14%
Net Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.29%	1.94%	0.99%	1.34%

(1) If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load.

(2) A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(3) Estimated amounts based on the current fiscal year.

(4) Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2013 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver, prior to August 31, 2013, without the approval by the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
Class A Shares	$600	$893	$1,206	$2,093
Class C Shares	$297	$638	$1,105	$2,396
Institutional Class Shares	$101	$345	$608	$1,361
Investor Class Shares	$136	$454	$794	$1,754

You would pay the following expenses if you did not redeem your shares:

Class A Shares	$600	$893	$1,206	$2,093
Class C Shares	$197	$638	$1,105	$2,396
Institutional Class Shares	$101	$345	$608	$1,361
Investor Class Shares	$136	$454	$794	$1,754

If you sell (redeem) your Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge (“CDSC”) of 1.00% which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have appreciated to $15,000, the CDSC will be assessed on your $10,000 purchase. If that same $10,000 purchase has depreciated to $5,000, the CDSC will be assessed on the $5,000 value.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

Under normal conditions, the Fund typically invests in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks.

The Fund utilizes a fundamental approach to choosing securities: the research staff of Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”), conducts company-specific research analysis to identify companies whose earnings growth rate exceeds that of their peer group. Companies with perceived leadership positions and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies, which are defined by the Adviser as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index.

Principal Risks of the Fund

Any of the investments made by the Fund can result in an investment loss, which may be significant. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Equity Securities: The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Portfolio Turnover: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Liquidity Risk: Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity. Derivative based securities and privately issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored guarantee, that are subject to substantial market and credit risk may have greater liquidity risk. Less liquid securities may trade infrequently, trade at a smaller volume, and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

Real Estate Securities and REITs: Real estate investment trusts or “REITs” are issuers that invest in interests in real estate, including mortgages. Investing in REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are subject to heavy cash flow dependency and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities.

Restricted and Illiquid Securities: Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized non-U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. If a security is illiquid, the Fund may not be able to sell the security at a time and/or price at which the Adviser might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity.

Securities Issued By Other Investment Companies: The Fund may invest in shares of other investment companies, including, but not limited to, other mutual funds, money market funds, ETFs, HOLDRs, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

Small and Medium Capitalization Stocks: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Managed Portfolio Risk: The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Please see “What are the Principal and Non-Principal Risks of Investing in Each Fund?” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The Fund was organized as a successor to the Forward Growth Fund (the “Predecessor Fund”), a series of the Forward Funds. Emerald, the Fund’s adviser, served as the sub-adviser to the Predecessor Fund, which had an identical investment objective and substantially similar investment strategies as the Fund. The performance shown for periods prior to the Reorganization Date reflects the performance of the Predecessor Fund’s Class A, Class C and Institutional Class shares. Returns for Investor Class shares are not presented because Investor Class shares were not offered during the periods shown.

The bar chart shows the performance of the Predecessor Fund’s Class A shares, which excludes the maximum sales load applicable to such Class A shares. The table compares the Predecessor Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar chart and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.emeraldmutualfunds.com or by calling 1-855-828-9909.

Calendar Year Annual Returns – Class A

Best Quarter — June 30, 2003	23.46%
Worst Quarter — December 31, 2008	- 25.77%

Average Annual Total Returns (unaudited)

(for the period ended December 31, 2011)

	1 Year	5 Years	10 Years	Since Inception
Class A (Inception Date of 10/01/92)
Returns Before Taxes	-7.15%	0.29%	3.47%	9.43%
Returns After Taxes on Distributions*	-7.15%	-0.04%	3.04%	8.31%
Returns After Taxes on Distributions and Sale of Fund Shares*	-4.65%	0.23%	2.97%	8.02%
Russell 2000 Growth Index**	-2.91%	2.09%	4.48%	6.51%

Class C (Inception Date of 07/01/00)
Returns Before Taxes	-3.13%	0.83%	3.46%	1.61%
Russell 2000 Growth Index	-2.91%	2.09%	4.48%	0.66%

Institutional Class (Inception Date of 10/21/08)
Returns Before Taxes	-1.17%	N/A	N/A	13.61%
Russell 2000 Growth Index	-2.91%	2.09%	4.48%	15.01%

Investor Class (Inception Date of 5/2/2011)
Returns Before Taxes	N/A	N/A	N/A	-15.18%
Russell 2000 Growth Index	-2.91%	2.09%	4.48%	-13.04%

*

After-tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., retirement plans or Individual Retirement Accounts).

**

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Investment Adviser

Emerald is the investment adviser to the Fund.

Emerald’s Portfolio Managers

The members of the team are: Kenneth G. Mertz II, CFA, President, Stacey L. Sears, Portfolio Manager, and Joseph W. Garner, Director of Research for Emerald and its affiliates. Mr. Mertz, Ms. Sears and Mr. Garner are responsible for the management of the Fund’s portfolio, and each has served as a portfolio manager of the Fund since inception

Purchase and Sale of Fund Shares

The Fund offers investors four Classes of shares: Class A, Class C, Institutional Class and Investor Class. The minimum initial investment in Class A, Class C and Investor Class shares is $2,000 for non-qualified accounts and $1,000 for qualified accounts. The minimum initial investment in Institutional Class shares is $100,000. The minimum subsequent investment is $100 for Class A, Class C and Investor Class shares. There is no minimum subsequent investment for Institutional Class shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.

Purchases, exchanges and redemptions may be made directly or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

EMERALD BANKING AND FINANCE FUND

EMERALD GROWTH FUND

(each a “Fund,” and collectively, the “Funds” or the “Emerald Funds”)

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

This section describes each Fund’s investment objective and principal investment strategies. See “More on Each Fund’s Investments and Related Risks” in this Prospectus/Proxy Statement (the “Prospectus”) and the Statement of Additional Information for more information about each Fund’s investments and the risks of investing.

What are the Funds’ Investment Objectives?

•	The Emerald Banking and Finance Fund seeks long-term growth through capital appreciation. Income is a secondary objective.
•	The Emerald Growth Fund seeks long-term growth through capital appreciation.

While there is no assurance that either Fund will achieve its investment objective, each Fund endeavors to do so by following the strategies and policies described in this Prospectus.

Each Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. Each Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are each Fund’s Principal Investment Strategies?

The Emerald Banking and Finance Fund

In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Emerald Banking and Finance Fund has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks of companies principally engaged in the banking or financial services industries. This requirement is applied at the time the Fund invests its assets. The Emerald Banking and Finance Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Emerald Banking and Finance Fund of its 80% investment policy.

For purposes of the Emerald Banking and Finance Fund’s 80% investment policy, “net assets” includes not only the amount of the Fund’s net assets attributable to the particular type of investment, but also the Fund’s net assets that are segregated or “earmarked” on the Fund’s books and records or being used for collateral, in accordance with procedures established by the Board of Trustees and applicable regulatory guidance, or otherwise used to cover such investment exposure.

The Fund will usually emphasize smaller companies: those with a market capitalization of less than $1.5 billion. In addition, the Fund will invest not less than 25% of its net assets in securities of companies principally engaged in the banking industry and not less than 25% of its net assets in securities of companies principally engaged in the financial services industry. A company is defined as “principally engaged” in the banking or financial services industries if: a majority of the revenues or earnings were derived from the creation, purchase or sale of banking or financial services products; or a majority of the assets were devoted to such activities, based on the company’s most recent fiscal year.

Companies in the banking industry are defined to include U.S. commercial and industrial banking and savings institutions and their parent holding companies. Companies in the financial services industry are defined to include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies.

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) utilizes a growth approach to choosing securities based upon fundamental research which attempts to identify companies whose earnings growth rate exceeds that of their peer group, exhibit a competitive advantage in niche markets, or do not receive significant coverage from other institutional investors.

The Emerald Growth Fund

Under normal conditions, the Fund typically invests in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks.

The Fund utilizes a fundamental approach to choosing securities: the research staff of Emerald conducts company-specific research analysis to identify companies whose earnings growth rate exceeds that of their peer group. Companies with perceived leadership positions and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies, which are defined by the Adviser as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index.

The Emerald Growth Fund is not subject to Rule 35d-1 under the 1940 Act.

MORE ON EACH FUND’S INVESTMENTS AND RELATED RISKS

Each Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about each Fund’s investment strategies and certain portfolio management techniques each Fund may use, as well as the principal and other risks that may affect each Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in Which Each Fund Invests?

Equity Securities and Convertible Securities

Equity securities, such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

Convertible securities are generally preferred stocks and other securities, including certain fixed-income securities and warrants that are convertible into or exercisable for common stock at a stated price. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock.

Real Estate-Related Company

A company is considered to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (“REITs”) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies, and financial institutions that issue or service mortgages.

A REIT is a type of U.S. real estate company that is dedicated to owning and usually operating income producing real estate or to financing real estate. REITs are not subject to U.S. corporate income tax provided they comply with a number of tax requirements, including the annual distribution to stockholders of at least 90% of their net income. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements.

Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Generally, a security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment.

Money Market Securities

Money market securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy certain of the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security’s maturity.

Exchange-Traded Funds (“ETFs”)

ETFs are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Securities Issued by Other Investment Companies

Investment companies are corporations, trusts, or partnerships that invest pooled shareholder dollars in securities appropriate to the organization’s objective. Mutual funds, closed-end funds, unit investment trusts and ETFs are examples of investment companies. The Emerald Growth Fund and the Emerald Banking and Finance Fund may invest in securities of other investment companies, but only in no-load, open-end money market mutual funds. By investing in another investment company, a Fund will indirectly bear any asset-based fees and expenses charged by the underlying investment company in which the Fund invests.

Restrictions on Investments in Other Investment Companies – Investments in securities of other investment companies are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, a Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

When-Issued, Delayed-Delivery and Forward Commitments

A Fund may purchase securities on a when-issued basis, may purchase and sell such securities on a delayed-delivery basis, and may enter into contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (i.e., forward commitments). Each Fund will segregate or “earmark” assets determined by the Adviser to be liquid in accordance with procedures established by the Board of Trustees to cover its obligations with respect to any when-issued securities, delayed-delivery securities or forward commitments. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions.

U.S. Government Securities

U.S. Government securities are high quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage-related securities may be U.S. Government securities or issued by a bank or other financial institution.

What are the Non-Principal Strategies of each Fund?

Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of a Fund. If successful, they may benefit a Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s objective.

Debt Securities

A Fund may invest in short- and/or long-term debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage- and other asset-backed securities.

Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include, but are not limited to, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts, and Brazilian Depositary Receipts. Depositary receipts may be sponsored or unsponsored.

Derivatives

A Fund may invest in derivatives, which are securities whose value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements, and similar instruments. Each Fund will segregate or “earmark” assets determined by the Adviser to be liquid in accordance with procedures established by the Board of Trustees to cover its derivative obligations.

Government-Sponsored Enterprises (“GSEs”)

GSEs are privately-owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students, and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government and are not guaranteed by the U.S. Government. As such, GSEs are different from “agencies,” which have the explicit backing of the U.S. Government.

Repurchase Agreements

A Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement, the Fund agrees to buy a security at one price and simultaneously agrees to sell it back at an agreed upon price on a specified future date. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Structured Notes

A structured note is a debt obligation that may contain an embedded derivative component with characteristics that adjust the security’s risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A structured note is a hybrid security that attempts to change its profile by including additional modifying structures. Certain Funds investing in commodities will effect such investment primarily through the purchase of a leveraged structured note. The Adviser will attempt to provide non-leveraged index-like exposure by investing a separate pool of assets in high quality bonds, such as those issued by the U.S. Treasury and U.S. Government agencies. The combination of the leveraged structured note and the separate pool of high quality bonds is designed to replicate the performance of the broad commodities markets and will be managed for the exposure to the commodities market. For example, if a Fund were to hold a structured note with 3 times exposure to a specified commodity index and the Adviser hoped to achieve $15 million in exposure, the Adviser would invest $5 million in the structured note and $10 million in high quality bonds. When the investment performance of the structured note and high quality bonds is viewed together, the total investment is designed to approximate the unleveraged performance of the index underlying the structured note.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on each Fund’s investments listed in this Prospectus will apply at the time of investment. Each Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Cash Position

Each Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested.

Lending of Portfolio Securities

In order to generate additional income, a Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Changes of Investment Policies

Certain of the Funds’ investment policies are non-fundamental investment policies, including the Emerald Banking and Finance Fund’s policy to invest at least 80% of its assets in stocks of companies principally engaged in the banking or financial services industries. Such non-fundamental investment policies may be changed at any time without shareholder approval by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by either Fund of its non-fundamental investment policies. Unless expressly stated otherwise in the Prospectus or the Statement of Additional Information, any other investment policies or restrictions contained in the Prospectus or Statement of Additional Information are non-fundamental.

Temporary Defensive Positions

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Market Risk

Securities markets are volatile and can decline significantly in response to issuer, political, market, and economic developments. Historically, markets have moved in cycles, and the value of a Fund’s securities may fluctuate drastically from day to day. A Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Fund has invested. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in a Fund.

Additional Information Regarding Investment Strategies

With respect to any percentage restriction on investment or use of assets discussed in the relevant “Fund Summary” sections above, if such a percentage restriction is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction. Any such changes in percentages do not require the sale of a security, but rather the Adviser will consider which action is in the best interest of a Fund and its shareholders, including the sale of the security.

Other Investments Techniques and Risks

Each Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject a Fund to additional risks. Please review the Statement of Additional Information (“SAI”) for more information about the additional types of securities in which each Fund may invest and their associated risks.

What are the Principal and Non-Principal Risks of Investing in Each Fund?

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in each Fund’s “Fund Summary” section above and further described following the table. The table below identifies the principal and non-principal risks of each Fund. Each Fund may be subject to additional risks other than those described because the types of investment made by a Fund may change over time. For additional information regarding risks of investing in a Fund, please see the SAI.

Risks	Emerald Banking and Finance Fund	Emerald Growth Fund
Banking and Financial Services	P	NP
Borrowing	NP	NP
Cash and Cash Equivalents	NP	NP
Concentration	P	N/A
Debt Securities	NP	NP
Depositary Receipts	NP	NP
Derivatives	NP	NP
Equity Securities	P	P
Government-sponsored Enterprises	NP	NP
Growth Stocks	P	P
Liquidity Risk	P	P

Real Estate Securities and REITs	P	P
Repurchase Agreements	NP	NP
Restricted and Illiquid Securities	P	P
Securities Issued By Other Investment Companies	P	P
Small and Medium Capitalization Stocks	P	P
Value Stocks	NP	NP

P = Principal Risk

NP = Non-Principal Risk

N/A = Not Applicable

Banking- and Financial Services-Related Investment

A Fund that concentrates in the banking and financial services industries may be subject to greater risks than a portfolio without such a concentration. Such a Fund will be particularly subject to the risks associated with regulatory developments in, or related to, the banking and financial services industries. The banking and financial services industries are comparatively narrow segments of the economy and, therefore, a Fund that concentrates its investments in these industries may experience greater volatility than funds investing in a broader range of industries.

In addition, companies in these industries may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the banking and financial services industries. The value of a Fund’s shares is particularly vulnerable to factors affecting the banking and financial services industries, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition.

Borrowing

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a Fund. Borrowing will exaggerate the effect of any increase or decrease in the market price of securities in a Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce a Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of a Fund.

Successful use of borrowing depends on the ability of the Adviser to correctly predict interest rates and market movements, and there is no assurance that the use of borrowing will be successful. Capital raised through leverage will be subject to interest costs, which may fluctuate with changing market rates of interest. A Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit) and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Some of a Fund’s portfolio securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may, under certain market conditions, reduce the net asset value of a Fund.

Cash and Cash Equivalents

The holding by a Fund of a substantial portion of its assets in cash and/or cash equivalents such as money market securities, U.S. government obligations and short-term debt securities, which may occur under certain market conditions, could have a negative effect on the Fund’s ability to achieve its investment objective.

Concentration Risk

Certain Funds may concentrate their investments in issuers of one or more particular industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact such Funds. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a mutual fund that does not concentrate its investments.

Debt Securities

A Fund may invest in short-term and/or long-term debt securities. Debt securities in which a Fund may invest are subject to several types of investment risk. They may have market or interest rate risk, which means their value will be affected by fluctuations in the prevailing interest rates. Bonds are subject to the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in bonds. Investments in these types of securities pose the risk that the Adviser’s forecast of the direction of interest rates might be incorrect.

Debt securities are subject to credit risk, which is the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. The credit quality of a bond or fixed-income holding could deteriorate as a result of a bankruptcy or extended losses. There is no guarantee that a sovereign government will support certain government sponsored entity securities and, accordingly, these securities involve a risk of non-payment of principal and interest. In addition, the value of a Fund’s debt securities will generally decline if the credit rating of the issuer declines, and an issuer whose credit rating has declined may be unable to make payments of principal and/or interest. Call or income risk exists with respect to corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or “called” by the issuer before they mature. A Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also be subject to event risk, which is the possibility that corporate debt securities held by the Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Debt securities generally increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security is, the greater the effect interest rate changes have on its market value.

Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include, but are not limited to, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts, and Brazilian Depositary Receipts. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives

A Fund may invest in derivatives, which are securities whose value is based on the value of another security or index. These instruments include options, futures contracts, forward currency contracts, swap agreements, and similar instruments. There is limited consensus as to what constitutes a “derivative.” For certain Funds’ purposes, derivatives may also include customized baskets or options (which may incorporate other securities directly and also various derivatives including common stock, options, and futures) structured as agreed upon by a counterparty, as well as specially structured types of mortgage- and asset-backed securities whose value is linked to foreign currencies. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. A Fund may use a variety of currency hedging techniques to attempt to hedge exchange rate risk or gain exposure to a particular currency. When used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes and there can be no assurance that a particular derivative position will be available when sought by the Adviser or, if available, that such techniques will be utilized by the Adviser.

The market value of derivative instruments and securities may be more volatile than that of other instruments, and each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track.

Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and the Adviser may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations), and counterparty risk (the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Finally, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of a Fund. If the Adviser inaccurately forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives, a Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by a Fund. A Fund may also have to buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The SAI provides a more detailed description of the types of derivative instruments in which a Fund may invest and their associated risks.

Equity Securities

A Fund may invest in equity securities, which include common, preferred, and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The price of equity securities can fluctuate, at times dramatically, based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate.

Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services, and a company’s performance may also be impacted by developments affecting the particular issuer or its industry or geographic sector. As a result, individual companies may not perform as anticipated. Furthermore, stock markets in which a Fund invests may experience periods of turbulence and instability and domestic and global economies may go through periods of decline and change, which may negatively impact the price of equity securities.

A Fund may invest in securities of varying market capitalizations. Investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations, like those with small market capitalizations, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace. Convertible securities, like fixed-income securities, tend to increase in value when interest rates decline and decrease in value when interest rates increase and may also be affected by changes in the value of the underlying common stock into which the securities may be converted. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to a Fund.

Government-Sponsored Enterprises (“GSEs”)

Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Growth Stocks

Growth-oriented stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In addition, if the market does not come to share the Adviser’s assessment of an investment’s long-term growth, a Fund may underperform other mutual funds or stock indexes.

Liquidity Risk

Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity. Derivative based securities and privately issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored guarantee, that are subject to substantial market and credit risk may have greater liquidity risk. Less liquid securities may trade infrequently, trade at a smaller volume, and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

Real Estate Securities and REITs

The Funds do not concentrate investments in opportunities in the real estate industry but may otherwise invest in real estate-related securities, which may pose certain risks associated with investments in entities focused on real estate activities. Real estate investment trusts or “REITs” are issuers that invest in interests in real estate, including mortgages. Investing in REITs may subject a Fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are subject to heavy cash flow dependency and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities. In addition, the organizational documents of a REIT may give the trust’s sponsors the ability to control the operation of the REIT even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the REIT difficult.

A Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks.

Repurchase Agreements

Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells a Fund a security at one price and agrees to repurchase that security at a higher price, normally within a seven day period. Each repurchase agreement entered into by a Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. If a seller becomes subject to bankruptcy or other insolvency proceedings or fails to repurchase a security from a Fund, the Fund may incur losses including as a result of (a) a possible decline in value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) a possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

Restricted and Illiquid Securities

Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized non-U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. If a security is illiquid, a Fund may not be able to sell the security at a time and/or price at which the Adviser might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale) may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Securities Issued By Other Investment Companies

A Fund may invest in shares of other investment companies, including, but not limited to, other mutual funds, money market funds, ETFs, HOLDRs, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in another investment company exposes a Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

Small and Medium Capitalization Stocks

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength. Small capitalization stocks may be traded over the counter or listed on an exchange.

Tax

The federal income tax treatment of the complex securities in which a Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for a Fund itself to comply with such rules. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Value Stocks

Although a Fund may invest in securities that the Adviser believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. In addition, the markets may favor growth stocks over stocks that are undervalued.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Funds’ SAI.

MANAGEMENT

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in 2005 and is registered with the Securities and Exchange Commission as an investment adviser. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540. Emerald is a wholly owned subsidiary of Emerald Advisers, Inc., the former investment advisor to these Funds, and is located at the same address as that of Emerald. As of November 30, 2011, Emerald Advisers, Inc. had approximately $1.4 billion in assets under management.

Pursuant to the Investment Advisory and Management Agreement (the “Advisory Agreement”), the Emerald Banking and Finance Fund pays the Adviser an annual management fee of 1% based on the Emerald Banking and Finance Fund’s average daily net assets and the Emerald Growth Fund pays the adviser an annual management fee of 0.75% based on the Emerald Growth Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be provided in the Funds’ annual report to shareholders for the period ended April 30, 2012.

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of each Fund.

More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Funds is included in the SAI.

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. Each of the persons listed below will serve as the Fund’s portfolio manager from the Fund’s inception. Where more than one portfolio manager is identified, the Fund’s portfolio managers collectively arrive at investment decisions.

FUND	PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE

Emerald Banking and Finance Fund	Kenneth G. Mertz II, CFA®*

Mr. Mertz has been the Chief Investment Officer & President of Emerald since October 1992. Before joining Emerald, Mr. Mertz was the Chief Investment Officer to the Pennsylvania State Employees’ Retirement System.

	Steven E. Russell, Esq.	Mr. Russell is an Assistant Vice President for Emerald and Assistant Vice President of Emerald Advisers, Inc. Prior to re-joining Emerald Advisers, Inc. in 2005, Mr. Russell founded a registered investment adviser and served as Managing Director of a private equity firm. Mr. Russell served as a portfolio manager and officer of Emerald Advisers, Inc. from 1998 to 2004. He has also served as a portfolio manager for the Pennsylvania Public School Employee’s Retirement System.

Emerald Growth Fund	Kenneth G. Mertz II, CFA®	Mr. Mertz’s biographical information appears above.

Stacey L. Sears

Ms. Sears is Vice President of Emerald Advisers, Inc. and of Emerald. Ms. Sears was employed by Emerald’s parent company from 1992 to 2001, and from 1995 to 2000, served as a Research Analyst. She became an assistant portfolio manager to Mr. Mertz in 2001. In 2002, Ms. Sears became a Portfolio Manager.

Joseph W. Garner

Mr. Garner is the Director of Research for Emerald Research, the research arm of Emerald Asset Management, Inc., a position he has held since January 1995. Mr. Garner has been employed by Emerald Advisers, Inc. since April 1994 as an analyst, focusing on small to mid-size firms. He holds an M.B.A.

*	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUNDS

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Funds’ administrator, fund accounting and transfer agent. ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor.

BUYING, EXCHANGING AND REDEEMING SHARES

Each Fund currently offers Class A, Class C, Institutional Class, and Investor Class shares. Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•	how long you expect to own the shares;

•	how much you intend to invest;

•	total expenses associated with owning shares of each class; and

•	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Class A and C shares are generally available directly or in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors and other financial intermediaries.

Institutional Class shares may be offered directly or through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who may require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan for Class A, Class C and Investor Class Shares

Each Fund has adopted a separate plan of distribution for its Class A, Class C, and Investor Class shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”).

The Plans allow each Fund, as applicable, to use Class A, Class C, and Investor Class assets to pay fees in connection with the distribution and marketing of Class A, Class C, and Investor Class shares and/or the provision of shareholder services to Class A, Class C, and Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A, Class C, and Investor Class shares of the Fund as their funding medium and for related expenses.

The Plans permit each Fund to make total payments at an annual rate of up to 0.35% of a Fund’s average daily net assets attributable to its Class A shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares, and 0.25% of a Fund’s average daily net assets attributable to its Investor Class shares. Because these 12b-1 fees are paid out of a Fund’s Class A, Class C, and Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C, and Investor Class shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plans, the Trust is authorized to make payments to ALPS Distributors Inc. (“ADI”) for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. ADI is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although ADI may, pursuant to a written agreement between ADI and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. ADI is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plan for Class C, Institutional Class and Investor Class Shares

Each Fund has each adopted a shareholder services plan (a “Services Plan”) with respect to the Fund’s Class C, Institutional Class and Investor Class shares. Under the Services Plan, a Fund is authorized to pay third party service providers, including but not limited to banks and their affiliates, other institutions, broker-dealers and Fund affiliates (“Participating Organizations”), for non-distribution related services to shareholders of each respective class.

Payments under the Shareholder Services Plans are calculated daily and paid monthly, and the aggregate fees on an annual basis are not to exceed 0.25% for Class C shares of the average daily net asset value of the Class C shares of either Fund, 0.05% for Institutional Class shares of the average daily net asset value of the Institutional Class shares of either Fund and 0.15% for Investor Class shares of the average daily net asset value of the Investor Class shares of either Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund as soon as practicable after the end of the fiscal year.

Because these shareholder services fees are paid out of assets attributable to each Fund’s Class C, Institutional Class and Investor Class shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

Payments to Financial Intermediaries

Emerald or its affiliates may enter into arrangements to make additional payments, also referred to as “revenue sharing,” to certain financial intermediaries or their affiliates. For purposes of these additional payments, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator, third-party administrator, insurance company and/or any other institutions having a selling, administration or any similar arrangement with either Emerald or its affiliates. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Revenue sharing arrangements occur when Emerald or its affiliates agree to pay out of their own resources (which may include legitimate profits from providing advisory or other services to the Funds) cash or other compensation to financial intermediaries, in addition to any sales charges, distribution fees, service fees or other expenses paid by the Funds or their shareholders as disclosed in each Fund’s Fees and Expenses tables in this Prospectus. Such additional payments are generally based on the average net assets of a Fund, assets held over a certain time period by a certain financial intermediary, and/or sales of a Fund’s shares through a particular financial intermediary. Furthermore, such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of shares of a Fund as disclosed in each Fund’s Fees and Expenses tables in this Prospectus.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis. These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Minimums

You can open an account and make an initial purchase of any class shares of the Funds directly from the Funds or through a financial intermediary that has established an agreement with the Funds’ distributor. Certain classes thereof may not be available for purchase in your state of residence. Please check with your financial intermediary to ensure your eligibility to purchase a Fund or a class of a Fund.

Purchases, exchanges and redemptions can generally be made directly or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange ( normally 4:00 p.m., Eastern Time ) in order to receive that day’s net asset value.

The minimum initial investment in Class A, Class C and Investor Class shares is $2,000 for non-qualified accounts and $1,000 for qualified accounts. The minimum initial investment in Institutional Class shares is $100,000. The minimum subsequent investment is $100 for Class A, Class C and Investor Class shares. There is no minimum subsequent investment for Institutional Class shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.

Each Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

Shares may be purchased, exchanged or redeemed directly or through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

With certain limited exceptions, each Fund is available only to U.S. citizens or residents.

Sales Charge When You Purchase Shares

Below is a summary of certain features of Class A and Class C shares:

	Class A	Class C
Initial Sales Charge	Up to 4.75%*	None
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than twelve months)	1.00% on redemptions within twelve months
Distribution and Service Fees	0.35% (Emerald Growth Fund) 0.45% (Emerald Banking and Finance Fund)	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors
*	based on the amount you invest in a Fund.

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below. The offering price is the net asset value (“NAV”) per share plus the front-end sales load. Sales charges are not applicable to reinvestments of dividends or other distributions.

Purchase Amount	Sales Charge as a Percentage of:		Dealer Concession as a Percentage of Offering Price
	Offering Price	NAV
Less than $50,000	4.75%	4.99%	4.25%
$50,000 to $249,999.99	3.75%	3.90%	3.25%
$250,000 to $499,999.99	2.75%	2.83%	2.50%
$500,000 to $999,999.99	2.25%	2.30%	2.00%
$1 million or greater	0.00%	0.00%	0.50%

Class C Shares

There is no sales load on the purchase of Class C shares. The offering price is the NAV per share. A contingent deferred sales charge or “CDSC” of 1.00% may apply to Class C shares redeemed within the first 12 months. See Section titled “Contingent Deferred Sales Charge” below. The maximum purchase amount for Class C shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because there is no CDSC for shares held less than 12 months and Class A shares’ annual expenses are lower.

Commissions may be paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. On such purchases, the investor will acquire Class A shares at net asset value without any sales charge imposition. The Distributor, however, may pay a selling broker/dealer up to 0.50% of the offering price from its own assets. Under such circumstances, if the shareholder redeems some or all of the subscription within thirteen months, the selling broker/dealer will be required to refund a proportionate amount of the fee paid by the Distributor for such shares. These purchases consist of purchases of $1 million or more; purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more.

Institutional Class and Investor Class Shares

Institutional Class and Investor Class shares do not charge an initial sales load.

Qualifying For A Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of a Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as a Fund, its agents, or your financial intermediary may not retain this information.

A Fund may waive Class A sales charges on investor purchases including shares purchased by:

•	Officers, directors, trustees and employees of the adviser and its affiliates;

•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the adviser;

•	Immediate family members of all such persons as described above; and

•	Financial intermediary supermarkets and fee-based platforms.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of a Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase an additional number of Class A shares over a 13-month period that would entitle you to a discount. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

•	solely controlled business accounts; and

•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class C Shares

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC will be based on the lower of the current market value or the cost of the shares being redeemed.

Waiver of CDSC

Each Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•

redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

•

required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of any of the following funds if such Fund is available for sale in your state and meets your investment criteria:

Emerald Banking and Finance Fund	Emerald Growth Fund

If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in “Investment Minimums” above.

Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of a single Fund are generally not considered a taxable transaction.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write each Fund for further details.

Redeeming Shares

Redemptions, like purchases, may generally be effected directly or through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

Each Fund reserves the right to make payment in-kind of securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part in-kind with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, each Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

None of the Funds currently imposes an account minimum. A Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements. Each Fund reserves the right to waive or change account balance minimums.

Share Certificates

None of the Funds issues share certificates.

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. The Funds do not accommodate short-term or excessive trading that interferes with the efficient management of a Fund, significantly increases transaction costs or taxes, or may harm a Fund’s performance. The Funds attempt to discover and discourage frequent trading in several ways. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to a Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Each Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, each Fund may consider trading done in multiple accounts under common ownership or control.

The Funds monitors trade activity monitoring (which may take into account transaction size), and fair value pricing (“Monitoring Methods”). Although these Monitoring Methods are designed to discourage frequent trading, there can be no guarantee that the Funds will be able to identify and restrict investors that engage in such activities. These Monitoring Methods are inherently subjective, and involve a significant degree of judgment in their application. The Funds and their service providers seek to make these judgments and apply these methods uniformly and in a manner that they believe is consistent with the interests of the Funds’ long-term shareholders. These frequent trading policies may be amended in the future to enhance the effectiveness of the program or in response to changes in regulatory requirements.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading. Trading activity is evaluated to determine whether such activity is indicative of market timing activity or is otherwise detrimental to a Fund. If the Funds believe that a shareholder of a Fund has engaged in short-term or excessive trading activity to the detriment of the Fund and its long-term shareholders, the Funds may, in their sole discretion, request the shareholder to stop such trading activities or refuse to process purchases or exchanges in the shareholder’s account. The Funds specifically reserve the right to reject any purchase or exchange order by any investor or group of investors indefinitely for any reason.

The Funds currently are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers’ investments in one account and to purchase, redeem and exchange Fund shares without the identity of a particular customer being known to a Fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ frequent trading policies. Although they attempt to do so, the Funds cannot assure that these policies will be enforced with regard to Fund shares held through such omnibus arrangements. The Funds have adopted procedures to fair value each Fund’s securities in certain circumstances when market prices are not readily available, including when trading in a security is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. By fair valuing securities, the Funds seek to establish prices that investors might expect to realize upon the current sales of these securities. For non-U.S. securities, fair valuation is intended to deter market timers who may take advantage of time zone differences between the close of the foreign markets on which a Fund’s portfolio securities trade and the U.S. markets that determine the time as of which the Fund’s NAV is calculated. The Funds make fair value determinations in good faith in accordance with the Funds’ valuation procedures. Because of the subjective and variable nature of fair value pricing, there can be no assurance that a Fund could obtain the fair value assigned to the security upon the sale of such security.

Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that a Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that a Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value each Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for each Fund to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). None of the Funds will value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Fund’s Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because each Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), each Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). Each Fund may also use fair value procedures if its Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, each Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, each Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Each Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, each Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

Each Fund normally pays dividends, if any, on a quarterly basis. Each Fund generally distributes capital gains, if any, on an annual basis with certain other distributions from time to time as permitted by the 1940 Act and the Code.

Income dividend distributions are derived from interest and other income each Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

Each Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;

(ii)	U.S. corporations;

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the SAI under “TAXES – Taxation of the Fund.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

The Funds intend to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a regulated investment company (“RIC”) and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Funds are not subject to U.S. federal income tax in general. If a Fund does not meet the distribution requirements, that Fund may be subject to significant excise taxes. This discussion assumes that the Funds will satisfy these distribution requirements.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to shareholders.

Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Funds do not expect a significant portion of their distributions to derive from “qualified dividend income,” which for taxable years beginning before January 1, 2013 will be taxed at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends received by a Fund; to the extent such dividends are received by a Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

Each Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, when it receives capital gain distributions from ETFs in which that Fund owns investments, or from transactions in section 1256 contracts, which may generate both short-term and long-term capital gains distributions. Each Fund may realize short-term capital gains from the sale of investments that such Fund owned for one year or less or from transactions in section 1256 contracts. Each Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by a Fund and from other sources.

For taxable years beginning before January 1, 2013, long-term capital gain rates applicable to individuals have been temporarily reduced – in general to a maximum rate of 15%. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is still taxable. You can avoid this, if you choose, by investing soon after such Fund has paid a dividend.

Sale of Fund Shares

A shareholder who redeems shares in a Fund generally will recognize a capital gain or loss. The gain or loss will be equal to the difference between the amount received in the redemption of the exchange (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of the Fund will generally recognize a gain or loss equal to the difference between the shareholder’s adjusted basis in the shares redeemed and the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees). In certain circumstances a loss realized upon a redemption of shares of the Fund for securities in kind may not be deducted currently under the rules governing “wash sales.” Persons redeeming shares should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of shares of the Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short term capital gain or loss if the Shares have been held for one year or less. In certain situations, a loss on the sale of shares held for six months or less will be a long term loss. For more information, see the SAI under “TAXES – Exchange or Redemption of Shares.”

Legislation passed by Congress in 2008 requires a fund (or its administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, each Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method that has not yet been determined. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and sold on and after that date.

Taxation of Certain Investments

Each Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that a Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. Each Fund makes no assurances regarding its ability or willingness to so elect. In addition, each Fund’s investments in foreign securities or foreign currencies may increase or accelerate such Fund’s recognition of ordinary income and may affect the timing or amount of such Fund’s distributions. For more information, see the SAI under “TAXES – Special Tax Considerations.”

Each Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, the original issue discount will be included in such Fund’s ordinary income. Even though payment of that amount is not received until a later time, related distributions will be taxed to shareholders as ordinary income. Each Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but each Fund may elect instead to currently include the amount of market discount as ordinary income even though such Fund does not receive payment of such amount at that time. Each Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause such Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Backup Withholding

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to certain information and certifications the Funds or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2012 and, under current law, will be 31%

for amounts paid after December 31, 2012. For more information regarding backup withholding and new U.S. federal income tax legislation, see the SAI under “TAXES – Backup Withholding” and “TAXES – Recently Enacted Legislation.”

You should consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the past years. The information reflects financial results for shares of the Forward Banking and Finance Fund and the Forward Growth Fund (each a “Predecessor Fund” and collectively the “Predecessor Funds”), each a series of Forward Funds, a Delaware statutory trust. The Forward Banking and Finance Fund is the Predecessor Fund to the Emerald Banking and Finance Fund, and the Forward Growth Fund is the Predecessor Fund to the Emerald Growth Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). On the Reorganization Date, the Predecessor Funds are expected to each participate in a tax-free reorganization. Through the reorganizations, each Predecessor Fund is expected to merge into the corresponding newly created Fund. Each Fund will carry over the historic performance and financial statements of the corresponding Predecessor Fund. The Forward Banking and Finance Fund commenced operations on February 18, 1997, and the Forward Growth Fund commenced operations on October 1, 1992.

Emerald Banking and Finance Fund

Institutional Class shares of the Predecessor Fund to the Emerald Banking and Finance Fund have not been offered for the periods shown. As a consequence, financial highlights for the Institutional Class are not provided here.

	CLASS A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008(a)	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of period	$15.89		$13.62	$15.39	$19.61	$28.81	$27.61
Income/(loss) from operations:(b)
Net investment income/(loss)	(0.01	)(c)	(0.04)	0.02 (c)	0.08	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments	(0.01)		2.31	(1.76)	(4.28)	(5.86)	2.78

Total from Investment Operations	(0.02)		2.27	(1.74)	(4.20)	(5.91)	2.74

Less distributions:
From investment income	–		–	(0.03)	(0.02)	–	–
From capital gains	–		–	–	–	(3.30)	(1.54)

Total Distributions	–		–	(0.03)	(0.02)	(3.30)	(1.54)

Redemption fees added to paid in capital	–		–	–	–	0.01	0.00 (d)

Net increase/(decrease) in net asset value	(0.02)		2.27	(1.77)	(4.22)	(9.20)	1.20

Net asset value, end of period	$15.87		$15.89	$13.62	$15.39	$19.61	$28.81

Total return(e)	(0.13	)%(f)	16.67%	(11.29)%	(21.41)%	(20.92)%	9.94%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$24,313		$26,756	$22,675	$48,460	$64,560	$164,164
Ratios to average net assets:
Net investment income/(loss)	(0.11	)%(g)	(0.22)%	0.15%	0.36%	(0.14)%	(0.13)%
Operating expenses	1.88	%(g)	1.95%	1.88%	1.65%	1.69%	1.62%
Portfolio turnover rate	16	%(f)	48%	43%	61%	29%	34%

(a)	Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.
(b)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)	Per share amounts are based upon average shares outstanding.
(d)	Amount represents less than $0.01 per share.
(e)	Total return does not reflect the effect of sales changes.
(f)	Not Annualized.
(g)	Annualized.

Emerald Banking and Finance Fund

	CLASS C
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008(a)	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of period	$14.82		$12.77	$14.52	$18.60	$27.71	$26.73
Income/(loss) from operations:(b)
Net investment loss	(0.05	)(c)	(0.18)	(0.19)	(0.19)	(0.29)	(0.22)
Net realized and unrealized gain/(loss) on investments	(0.01)		2.23	(1.56)	(3.89)	(5.53)	2.74

Total from Investment Operations	(0.06)		2.05	(1.75)	(4.08)	(5.82)	2.52

Less distributions:
From capital gains	–		–	–	–	(3.30)	(1.54)

Total Distributions	–		–	–	–	(3.30)	(1.54)

Redemption fees added to paid in capital	–		–	–	–	0.01	0.00 (d)

Net increase/(decrease) in net asset value	(0.06)		2.05	(1.75)	(4.08)	(9.11)	0.98

Net asset value, end of period	$14.76		$14.82	$12.77	$14.52	$18.60	$27.71

Total return(e)	(0.41	)%(f)	16.05%	(12.05)%	(21.94)%	(21.43)%	9.44%
Ratios/supplemental data:
Net assets, end of period (in 000s)	$15,962		$17,872	$16,907	$23,486	$41,441	$111,868
Ratios to average net assets:
Net investment loss	(0.65	)%(g)	(0.77)%	(0.47)%	0.30%	(0.79)%	(0.79)%
Operating expenses	2.43	%(g)	2.50%	2.49%	2.30%	2.34%	2.27%
Portfolio turnover rate	16	%(f)	48%	43%	61%	29%	34%

(a)	Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.
(b)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)	Per share amounts are based upon average shares outstanding.
(d)	Amount represents less than $0.01 per share.
(e)	Total return does not reflect the effect of sales changes.
(f)	Not Annualized.
(g)	Annualized.

Emerald Banking and Finance Fund

	Investor Class
	Six Months Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010(a)
Net asset value, beginning of period	$15.14		$14.85
Income/(loss) from operations:(b)
Net investment income/(loss)	0.10	(c)	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.10)		0.31
Total from Investment Operations	–		0.29
Net increase in net asset value	–		0.29
Net asset value, end of period	$15.14		$15.14
Total return	0.00	%(d)	1.95	%(d)
Ratios/supplemental data:
Net assets, end of period (in 000s)	$173		$4
Ratios to average net assets:
Net investment income/(loss)	1.35	%(e)	(0.20	)%(e)
Operating expenses	1.52	%(e)	1.83	%(e)
Portfolio turnover rate	16	%(d)	48	%(f)

(a)	The Fund began offering Investor Class shares on March 16, 2010.
(b)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)	Per share amounts are based upon average shares outstanding.
(d)	Not Annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

Emerald Growth Fund

	CLASS A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008(a)	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of period	$13.57		$10.63	$7.99		$12.73	$13.90	$13.57
Income/(loss) from operations:
Net investment loss	(0.08	)(b)	(0.12)	(0.11)		(0.11)	(0.13)	(0.14)
Net realized and unrealized gain/(loss) on investments	1.75		3.06	2.75		(4.59)	0.44	1.86

Total from Investment Operations	1.67		2.94	2.64		(4.70)	0.31	1.72

Less distributions:
From capital gains	–		–	–		(0.04)	(1.48)	(1.39)

Total Distributions	–		–	–		(0.04)	(1.48)	(1.39)

Redemption fees added to paid in capital	–		–	–		–	0.00 (c)	0.00 (c)

Net increase/(decrease) in net asset value	1.67		2.94	2.64		(4.74)	(1.17)	0.33

Net asset value, end of period	$15.24		$13.57	$10.63		$7.99	$12.73	$13.90

Total return(d)	12.31	%(e)	27.66%	33.04%		(36.91)%	1.97%	12.56%
Ratios/supplemental data:
Net Assets, End of Period (in 000s)	$47,516		$46,785	$51,177		$92,675	$174,019	$177,429
Ratios to average net assets:
Net investment loss including reimbursement/waiver	(1.08	)%(f)	(0.85)%	(1.03)%		(0.95)%	(0.96)%	(1.05)%
Operating expenses including reimbursement/waiver	1.29	%(f)	1.29%	1.29	%(g)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.35	%(f)	1.41%	1.38%		1.35%	1.36%	1.40%
Portfolio turnover rate	45	%(e)	78%	113%		108%	76%	84%

(a)	Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Amount represents less than $0.01 per share.
(d)	Total return does not reflect the effect of sales changes.
(e)	Not Annualized.
(f)	Annualized.
(g)	Effective January 1, 2009, the Advisor agreed to limit expenses at 1.29%.

Emerald Growth Fund

	CLASS C
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008(a)	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of period	$12.58		$9.92	$7.49		$12.03	$13.30	$13.06
Income/(loss) from operations:
Net investment loss	(0.12	)(b)	(0.03)	(0.36)		(0.48)	(0.23)	(0.24)
Net realized and unrealized gain/(loss) on investments	1.63		2.69	2.79		(4.02)	0.44	1.87

Total from Investment Operations	1.51		2.66	2.43		(4.50)	0.21	1.63

Less distributions:
From capital gains	–		–	–		(0.04)	(1.48)	(1.39)

Total Distributions	–		–	–		(0.04)	(1.48)	(1.39)

Redemption fees added to paid in capital	–		–	–		–	0.00 (c)	0.00 (c)

Net increase/(decrease) in net asset value	1.51		2.66	2.43		(4.54)	(1.27)	0.24

Net asset value, end of period	$14.09		$12.58	$9.92		$7.49	$12.03	$13.30

Total return(d)	12.00	%(e)	26.81%	32.44%		(37.40)%	1.31%	12.36%
Ratios/supplemental data:
Net Assets, End of Period (in 000s)	$2,873		$2,812	$2,555		$2,623	$8,593	$10,617
Ratios to average net assets:
Net investment loss including reimbursement/waiver	(1.73	)%(f)	(1.48)%	(1.68)%		(1.65)%	(1.61)%	(1.72)%
Operating expenses including reimbursement/waiver	1.94	%(f)	1.94%	1.94	%(g)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.00	%(f)	2.06%	2.04%		2.04%	2.01%	2.07%
Portfolio turnover rate	45	%(e)	78%	113%		108%	76%	84%

(a)	Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Amount represents less than $0.01 per share.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not Annualized.
(f)	Annualized.
(g)	Effective January 1, 2009, the Advisor agreed to limit expenses at 1.94%.

Emerald Growth Fund

	Institutional Class

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008(a)(b)
Net asset value, beginning of period	$13.67		$10.68	$8.00		$9.03
Income/(loss) from operations:
Net investment loss	(0.06	)(c)	(0.06)	(0.17)		(0.01)
Net realized and unrealized gain/(loss) on investments	1.78		3.05	2.85		(0.98)

Total from Investment Operations	1.72		2.99	2.68		(0.99)

Less distributions:
From capital gains	–		–	–		(0.04)

Total Distributions	–		–	–		(0.04)

Net increase/(decrease) in net asset value	1.72		2.99	2.68		(1.03)

Net asset value, end of period	$15.39		$13.67	$10.68		$8.00

Total return	12.58	%(d)	28.00%	33.50%		(10.95	)%(d)
Ratios/supplemental data:
Net Assets, End of Period (in 000s)	$77,502		$64,880	$47,091		$908
Ratios to average net assets:
Net investment loss including reimbursement/waiver	(0.78	)%(e)	(0.52)%	(0.73)%		(0.45	)%(e)
Operating expenses including reimbursement/waiver	0.99	%(e)	0.99%	0.99	%(f)	n/a
Operating expenses excluding reimbursement/waiver	1.05	%(e)	1.11%	1.08%		1.08	%(e)
Portfolio turnover rate	45	%(d)	78%	113%		108	%(g)

(a)	The Fund began offering Institutional Class shares on October 21, 2008.
(b)	Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Not Annualized.
(e)	Annualized.
(f)	Effective January 1, 2009, the Advisor agreed to limit expenses at 0.99%.
(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

Emerald Growth Fund

	Investor Class
	Period Ended June 30, 2011(a) (Unaudited)
Net asset value, beginning of period	$15.74
Income/(loss) from operations:
Net investment loss(b)	(0.02)
Net realized and unrealized loss on investments	(0.49)

Total from Investment Operations	(0.51)

Net decrease in net asset value	(0.51)

Net asset value, end of period	$15.23

Total return(c)	(3.24	)%(d)
Ratios/supplemental data:
Net Assets, End of Period (in 000s)	$871
Ratios to average net assets:
Net investment loss including reimbursement/waiver	(0.97	)%(e)
Operating expenses including reimbursement/waiver	1.34	%(e)
Operating expenses excluding reimbursement/waiver	1.42	%(e)
Portfolio turnover rate	45	%(f)

(a)	The Fund began offering Investor Class shares on May 2, 2011.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Total return does not reflect the effect of sales charges.
(d)	Not Annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated at the Fund level and represents the six months ended June 30, 2011.

ADDITIONAL INFORMATION ABOUT EACH FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about each Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about each Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Each Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about a Fund by contacting the Transfer Agent at 1-855-828-9909, by writing the Fund at 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling your financial consultant. This information is also available free of charge on a Fund’s website at www.emeraldmutualfunds.com.

You can also review a Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. Neither any Fund nor the Distributor is offering to sell shares of a Fund to any person to whom that Fund may not lawfully sell its shares.

STATEMENT OF ADDITIONAL INFORMATION

FINANCIAL INVESTORS TRUST

Emerald Growth Fund

Relating to the Acquisition of the Assets and Liabilities of

Forward Growth Fund

101 California Street, Suite 1600

San Francisco, CA 94111

1-800-999-6809

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated , February 1 2012 for use in connection with the Special Meeting of Shareholders (the “Special Meeting”) of the Forward Growth Fund (the “Predecessor Fund”), to be held on March 12, 2012. At the Special Meeting, shareholders of the Predecessor Fund will be asked to approve the Reorganization of the Predecessor Fund into the Emerald Growth Fund (the “New Fund”), a newly created series of Financial Investors Trust, as described in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing to the Predecessor Fund at the address shown above or by calling 1-800-999-6809.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Predecessor Fund is contained in its Statement of Additional Information dated May 1, 2011, as supplemented from time to time, which is incorporated herein by reference only insofar as it relates to such Fund. No other parts are incorporated by reference herein.

Additional information regarding the Emerald Growth Fund is included in this Statement of Additional Information as Appendix A: Additional Information Regarding The New Funds.

The audited financial statements, financial highlights and related independent registered public accounting firm’s reports for the Predecessor Fund are contained in its Annual Report for the fiscal year ended December 31, 2010, which is incorporated herein by reference only insofar as it relates to the Predecessor Fund. No other parts of the Annual Report are incorporated by reference herein.

The New Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the Predecessor Fund. For this reason, the financial statements of the New Fund and the pro forma financial statements of the New Fund have not been included herein.

The date of this Statement of Additional Information is February 1, 2012.

STATEMENT OF ADDITIONAL INFORMATION

FINANCIAL INVESTORS TRUST

Emerald Banking and Finance Fund

Relating to the Acquisition of the Assets and Liabilities of

Forward Banking and Finance Fund

101 California Street, Suite 1600

San Francisco, CA 94111

1-800-999-6809

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated February 1, 2012 for use in connection with the Special Meeting of Shareholders (the “Special Meeting”) of the Forward Banking and Finance Fund (the “Predecessor Fund”), to be held on March 12, 2012. At the Special Meeting, shareholders of the Predecessor Fund will be asked to approve the Reorganization of the Predecessor Fund into the Emerald Banking and Finance Fund (the “New Fund”), a newly created series of Financial Investors Trust, as described in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing to the Predecessor Fund at the address shown above or by calling 1-800-999-6809.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Predecessor Fund is contained in its Statement of Additional Information dated May 1, 2011, as supplemented from time to time, which is incorporated herein by reference only insofar as it relates to such Fund. No other parts are incorporated by reference herein.

Additional information regarding the Emerald Banking and Finance Fund is included in this Statement of Additional Information as Appendix A: Additional Information Regarding The New Funds.

The audited financial statements, financial highlights and related independent registered public accounting firm’s reports for the Predecessor Fund are contained in its Annual Report for the fiscal year ended December 31, 2010, which is incorporated herein by reference only insofar as it relates to the Predecessor Fund. No other parts of the Annual Report are incorporated by reference herein.

The New Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the Predecessor Fund. For this reason, the financial statements of the New Fund and the pro forma financial statements of the New Fund have not been included herein.

The date of this Statement of Additional Information is February 1, 2012.

Appendix A

Additional Information Regarding The New Funds

On the date of the Reorganizations (the “Reorganization Date”), if the Proposals are approved, it is anticipated that the Predecessor Banking Fund and the Predecessor Growth Fund will each participate in a tax-free reorganization with and into the New Banking Fund and New Growth Fund respectively. Although the New Funds are not yet in operation, the following Appendix A to the Statement of Additional Information provides a description of how the New Funds are anticipated to operate upon successful completion of the Reorganizations.

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES

Financial Investors Trust

This Statement of Additional Information (the “SAI”) includes information about the Emerald Banking and Finance Fund and the Emerald Growth Fund (each a “Fund” and collectively the “Funds”). Each Fund is a series of the Financial Investors Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on November 30, 1993. The Emerald Banking and Finance Fund and the Emerald Growth Fund are successors to the Forward Banking and Finance Fund and the Forward Growth Fund, respectively (each a “Predecessor Fund”).

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The following table shows each Fund’s classification:

Fund Name	Classification
Emerald Banking and Finance Fund	Diversified
Emerald Growth Fund	Diversified

What are the Funds’ Investment Objectives?

The following table indicates each Fund’s investment objective:

Fund Name	Investment Objective
Emerald Banking and Finance Fund	The Emerald Banking and Finance Fund seeks long-term growth through capital appreciation. Income is a secondary objective.
Emerald Growth Fund	The Emerald Growth Fund seeks long-term growth through capital appreciation.

While there is no assurance that each Fund will achieve its investment objective, each Fund endeavors to do so by following the strategies and policies described in the Prospectus/Proxy Statement (the “Prospectus”).

Each Fund’s Board of Trustees (the “Board”) may change its investment objective without a shareholder vote. Each Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s objective, you should consider whether the Fund remains an appropriate investment for you.

What are each Fund’s Principal Investment Strategies?

The Emerald Banking and Finance Fund

Under normal conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in a portfolio of equity securities (i.e., common stock, preferred stock, etc.) of companies principally engaged in the banking or financial services industries.

The Fund will usually emphasize smaller companies: those with a market capitalization of less than $1.5 billion. In addition, the Fund will invest not less than 25% of its net assets in securities of companies principally engaged in the banking industry and not less than 25% of its net assets in securities of companies principally engaged in the financial services industry. A company is defined as “principally engaged” in the banking or financial services industries if: a majority of the revenues or earnings were derived from the creation, purchase or sale of banking or financial services products; or a majority of the assets were devoted to such activities, based on the company’s most recent fiscal year.

Companies in the banking industry include U.S. commercial and industrial banking and savings institutions and their parent holding companies. Companies in the financial services industry include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies.

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) utilizes a growth approach to choosing securities based upon fundamental research which attempts to identify companies whose earnings growth rate exceeds that of their peer group, exhibit a competitive advantage in niche markets, or do not receive significant coverage from other institutional investors.

The requirement that the Fund invest at least 80% of its net assets plus borrowings in certain types of securities, pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. The Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy of the Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

The Emerald Growth Fund

Under normal conditions, the Fund typically invests in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks.

The Fund utilizes a fundamental approach to choosing securities: the research staff of Emerald conducts company-specific research analysis to identify companies whose earnings growth rate exceeds that of their peer group. Companies with perceived leadership positions and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies, which are defined by the Adviser as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index.

Both Funds

Each Fund’s Board of Trustees (the “Board”) may change its principal investment strategies without a shareholder vote. Each Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

INVESTMENT POLICIES AND RISKS APPLICABLE TO THE FUNDS

Both Funds

Cash Position

Each Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when the portfolio manager is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. When a Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if that Fund remained more fully invested in stocks or bonds.

Equity Securities

The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Managed Portfolio Risk

The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Small and Medium Capitalization Stocks

Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Emerald Banking and Finance Fund

Banking and Financial Services-Related Investment

The banking and financial services industries are comparatively narrow segments of the economy. Entities in these industries may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations. In addition, entities in these industries are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Concentration

The Emerald Banking and Finance Fund concentrates its investments in issuers of one or more particular industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Emerald Growth Fund

Portfolio Turnover

The Emerald Growth Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS APPLICABLE TO THE FUNDS

Each Fund may also invest in certain types of securities as discussed below. In addition, each Fund may be subject to additional risks in connection with its investments in such securities or as a result of each Fund’s investment strategies. The following is not meant to be an exclusive list of all the securities and instruments in which each Fund may invest, the investment strategies in which it may engage, or the risks associated with both. Each Fund may invest in instruments and securities and engage in strategies other than those listed below, and may be subject to risks that are not described here.

Bank Obligations

Bank obligations that may be purchased by each Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Sub-Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into. Each Fund’s investment process is biased toward value.

Credit Default Swaps

Each Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the Commodity Futures Trading Commission (“CFTC”), Securities Exchange Commission (“SEC”) or both. Both the CFTC and the SEC have issued guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) relating to the use of swaps. As they attempt to finalize various rulemakings mandated by the Dodd-Frank Act, either or both of the CFTC and SEC may issue additional guidance or relief to provide additional clarity. Further action by the CFTC or SEC may affect a Fund’s ability to use credit default swaps or may require additional disclosure by a Fund.

Credit Ratings

The securities in which either Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in either Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Taxes.”

The Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Adviser will evaluate the relative value of an investment compared with its perceived credit risk. A Fund’s ability to achieve its investment objective may be more dependent on the Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

Derivatives

Each Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, no Fund will be obligated to use derivatives and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which a Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and OTC put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of a Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Taxes.”

In connection with the use of certain derivatives, the Funds have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), and, therefore, are not subject to registration or regulation as a commodity pool operator under the CEA.

Equity Investments

Each Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by any Fund. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Similar instruments, used by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Each Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”). The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which a Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected. If such disruptions were to occur, that Fund could be required to reconsider the use of ETFs as part of its investment strategy.

Limitations of the 1940 Act, which prohibit any Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A

Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Fixed Income Securities

Each Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Floating and Variable Rate Instruments

Each Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which a Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Indexed Securities

Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Market Risk

The market price of securities owned by any Fund may go up or down, sometimes rapidly or unpredictably.

Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Equity securities generally have greater price volatility than fixed-income securities.

Money Market Instruments/Securities

Each Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, a Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, a Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, a Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Each of the Funds reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices

Each Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Funds may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index, and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Restricted Securities and Securities With Limited Trading Markets (Rule 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Board or by the Adviser pursuant to guidelines established by the Board. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

Each Fund may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets), and there are less than 500 shareholders. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

Securities Related Activities

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Short Sales

Each Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Use of Segregated and Other Special Accounts

Use of many derivatives by a Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

U.S. Government Securities

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. A Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

Warrants and Rights

Each Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

OTHER PRACTICES

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. Each Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of each Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Illiquid Securities

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that liquid assignments and loan participations that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable each Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Loans of Portfolio Securities

Each Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the

Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Temporary Defensive Positions

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

The following is a description of fundamental policies that may not be changed without the vote of a majority of a Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as each Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board. The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Emerald Banking and Finance Fund – Fundamental Investment Limitations

The Emerald Banking and Finance Fund may not:

(1) Purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

(2) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities), except that the Emerald Banking and Finance Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry. For purposes of this restriction, companies principally engaged in the banking industry means U.S. commercial and industrial banking and savings institutions and their parent holding companies, and companies principally engaged in the financial services industry means commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies;

(3) Borrow money, except from a bank, with such borrowing to be limited to more than 5% of net assets (see “Borrowing” above);

(4) Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value). This policy does not prevent the Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent a Fund from purchasing debt obligations, entering into repurchase agreements, or investment in loans, including assignments and participation interests;

(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(6) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, securities which represent interests in real estate, securities which are secured by or represent interests in real estate that are issued or backed by the United States government, its agencies or instrumentalities, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (3) and (8) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

For the purposes of Restriction (2), the Emerald Banking and Finance Fund currently intends to use the Standard Industrial Classification System (“SIC”). The Fund may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Fund. The Fund may use other classification titles, standards and systems from time to time.

Emerald Banking and Finance Fund - Non-Fundamental Investment Limitations

In addition, it is contrary to the Emerald Banking and Finance Fund’s present policy, which may be changed without shareholder vote, to:

(1) Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on then-current value) would then be invested in such securities;

(2) Invest less than 80% of the value of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) in stocks of companies principally engaged in the banking or financial services industries;

(3) Invest in the securities of other investment companies (except in no-load, open-end money market mutual funds, and except in the case of acquiring such companies through merger, consolidation or acquisition of assets); the Fund will not invest more than 10% of its total current assets in shares of other investment companies nor invest more than 5% of its total current assets in a single investment company;

(4) Purchase or hold the securities of any issuer if the officers or trustees of the Fund or the Adviser (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

For purposes of Restriction (1) above, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, which the Adviser has determined to be liquid under procedures approved by the Board.

Emerald Growth Fund – Fundamental Investment Limitations

The Emerald Growth Fund may not:

(1) Purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

(2) Purchase securities which would cause 15% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities);

(3) Borrow money, except from a bank, with such borrowing to be limited to more than 5% of net assets (see “Borrowing” above);

(4) Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value). This policy does not prevent the Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent a Fund from purchasing debt obligations, entering into repurchase agreements, or investment in loans, including assignments and participation interests;

(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(6) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, securities which represent interests in real estate, securities which are secured by or represent interests in real estate that are issued or backed by the United States government, its agencies or instrumentalities, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (3) and (8) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

For the purposes of Restriction (2), the Emerald Growth Fund currently intends to use the Standard Industrial Classification System (“SIC”). The Fund may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Fund. The Fund may use other classification titles, standards and systems from time to time.

Emerald Growth Fund - Non-Fundamental Investment Limitations

In addition, it is contrary to the Emerald Growth Fund’s present policy, which may be changed without shareholder vote, to:

(1) Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on then-current value) would then be invested in such securities;

(2) Invest in, write, or sell put or call options, straddles, spreads or combinations thereof;

(3) Make short sales;

(4) Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by Item (3) above, and then only pledge securities not exceeding ten percent (10%) of the Fund’s total assets (at current value);

(5) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

(6) Invest in the securities of other investment companies (except in no-load, open-end money market mutual funds, and except in the case of acquiring such companies through merger, consolidation or acquisition of assets); the Fund will not invest more than 10% of its total current assets in shares of other investment companies nor invest more than 5% of its total current assets in a single investment company;

(7) Purchase or hold the securities of any issuer if the officers or trustees of the Fund or the Adviser (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

For purposes of Restriction (1) above, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, which the Adviser has determined to be liquid under procedures approved by the Board.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by the Funds. The disclosure policy currently authorizes quarterly dissemination of full holdings of each Fund with a sixty (60) calendar day lag. However, the policy and procedures set forth below do not prevent the sharing of the Fund’s holdings under the specific exceptions to disclosure provided below:

(1) Disclosures that are required by law;

(2) Disclosures necessary for service providers, which includes but are not limited to the Adviser, administrator, custodian, accounting agent, technology providers or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Fund to perform legitimate business functions for the benefit of the Trust;

(3) Disclosures necessary for rating agencies to assess applicable fund ratings;

(4) Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting or other transactions in portfolio securities;

(5) Disclosures to the Fund’s or service providers’ regulatory authorities, accountants or counsel; and

(6) Disclosures to the Adviser of the Fund of compiled data concerning accounts managed by the Adviser.

The full holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed in Form N-Q; and (iii) portfolio holdings as of the end of each six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Partial portfolio holdings information will only be provided to the public and third parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided. These holdings may include any combination of the portfolio holdings information except for full portfolio holdings.

The Board will periodically review the list of entities that have received holdings of a Fund to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of a Fund’s holdings. In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Fund’s holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Emerald Mutual Fund Advisers Trust (Adviser)	Daily	None	Daily	Daily

ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily

Union Bank, N.A. (Custodian)	Daily	None	Daily	Daily
Deloitte & Touche LLP (Accountant)	As needed	None	As needed	As needed

Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed

Pepper Hamilton LLP (Counsel to the Adviser)	As needed	None	As needed	As needed

FactSet Research Systems	Daily	None	Daily	Daily

Electra Information Systems Inc.	Daily	None	Daily	Daily

Glass, Lewis & Co	As needed	None	As needed	As needed

Bloomberg, LP	Daily	None	Daily	Daily

The Board has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the portfolio securities. These policies and procedures are designed to protect the confidentiality of the portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

Disclosure of the portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser or to the Fund’s custodian, transfer agent, administrator and principal underwriter. In addition, to the extent permitted under applicable law, the Adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services, counsel and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Exceptions to these procedures may only be made if an officer of the Fund or the Chief Executive Officer of the Adviser determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.

The Adviser shall have primary responsibility for ensuring that the portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may by required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or sub-advisers of investment companies and other institutional investors receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives brokerage and research products and services from many broker-dealers with which the Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), an Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The following tables list the total amount of brokerage commissions paid by each Predecessor Fund for the fiscal year or period noted:

	Fiscal Year Ended 12/31/10	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/08
Forward Banking and Finance Fund	$92,147	$188,058	$257,934
Forward Growth Fund	$340,003	$591,930	$592,566

PURCHASE, EXCHANGE & REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase, exchange or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of each Fund are currently divided into four share classes – Class A, Class C, Institutional Class and Investor Class shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and Trust. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

Purchase of Shares

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Class A (Sales Charge)**	Class A Dealer Concession as a Percentage of Offering Price	Class C (Sales Charge)	Institutional Class (Sales Charge)	Investor Class (Sales Charge)
Less than $50,000	4.75%	4.25%	None*	None	None
$50,000 to $249,999.99	3.75%	3.25%	None*	None	None
$250,000 to $499,999.99	2.75%	2.50%	None*	None	None
$500,000 to $999,999.99	2.25%	2.00%	None*	None	None
$1 million or greater	0.00%	0.50%	None*	None	None

* A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months of purchase.

** Based on the amount you invest in a Fund; sales charge calculated as a percentage of the offering price and not NAV.

Class A shares are generally offered directly and through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A shares offer the ability for payment of up to 4.75% of the offering price for payment to financial intermediaries for the provision of general distribution services, up to 0.35% of net assets for 12b-1 distribution and services. In addition, the shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Broker-Dealers who make shares available through mutual fund wrap accounts may impose additional fees for services connected to the wrap account. Investments of $50,000 or more, either as a lump sum or though the Fund’s accumulation or letter of intent programs may be eligible for a waiver of all or part of the 4.75% initial sales charge (load).

Class C shares are generally offered directly and through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. A contingent deferred sales charge of 1.00% may apply to Class C shares redeemed within the first year after a purchase (see Redemption of Shares - Contingent Deferred Sales Charge (“CDSC”) below). Class C shares offer the ability for payment of up to 0.75% of net assets for 12b-1 distribution and services, and up to 0.25% of net assets for the provision of other shareholder services to financial intermediaries on behalf of their clients. In addition, the shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Broker-Dealers who make shares available through mutual fund wrap accounts may impose additional fees for services connected to the wrap account. The maximum purchase amount for Class C Shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because there is no CDSC for shares held less than 12 months and Class A shares’ annual expenses are lower.

Institutional Class shares are generally offered to institutional investors who invest at least $100,000.

Investor Class shares are offered to those investors who were investors in the Predecessor Funds prior to the effective date of the Transition of the Funds to the FIT Trust and who were not assigned to a broker-dealer distributor.

Dealer Commissions and Compensation

Class A Shares

Commissions may be paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. On such purchases, the investor will acquire Class A shares at net asset value without any sales charge imposition. The Distributor, however, may pay a selling broker/dealer up to 0.50% of the offering price from its own assets. Under such circumstances, if the shareholder redeems some or all of the subscription within thirteen months, the selling broker/dealer will be required to refund a proportionate amount of the fee paid by the Distributor for such shares. These purchases consist of purchases of $1 million or more; purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more.

Other Information

The minimum initial investments in each Fund are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to a Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of a Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date a Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 866.759.5679 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of a Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of any of the following funds if such Fund is available for sale in your state and meets your investment criteria:

Emerald Banking and Finance Fund	Emerald Growth Fund

If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in the applicable Fund’s prospectus.

Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of a Fund are generally not considered a taxable transaction.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write each Fund for further details.

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of a Fund, a Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until a Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Contingent Deferred Sales Charge (“CDSC”). Class C share purchases may be charged a CDSC of 1% if those shares are redeemed within 12 months of initial purchase. Each Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•

Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability: and

•

Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the Transfer Agent at 866.759.5679. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under

“Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither any Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each Fund may require personal identification codes.

Rule 12b-1 Plans

Each Fund has adopted a separate plan of distribution for its Class A, Class C and Investor Class shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”).

The Plans allow each Fund, as applicable, to use Class A, Class C and Investor Class assets to pay fees in connection with the distribution and marketing of Class A, Class C and Investor Class shares and/or the provision of shareholder services to Class A, Class C and Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A, Class C and Investor Class shares of the Fund as their funding medium and for related expenses.

The Plans permit each Fund to make total payments at an annual rate of up to 0.35% of a Fund’s average daily net assets attributable to its Class A shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.25% a Fund’s average daily net assets attributable to its Investor Class Shares. Because these 12b-1 fees are paid out of a Fund’s Class A, Class C and Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C and Investor Class shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Trust is authorized to make payments to ADI for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. ADI is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although ADI may, pursuant to a written agreement between ADI and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. ADI is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of a Fund. The Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of a Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plan and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

Shareholder Services Plan for Class C Shares

Each Fund has adopted a shareholder services plan (a “Class C Shareholder Services Plan”) with respect to the Fund’s Class C shares. Under the Class C Shareholder Services Plan, each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund as soon as practicable after the end of the fiscal year.

Shareholder Services Plan for Institutional Class Shares Each Fund has adopted a shareholder services plan (an “Institutional Class Shareholder Services Plan”) with respect to the Fund’s Institutional Class shares. Under the Institutional Class Shareholder Services Plan, each of the aforementioned Funds is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.05% for Institutional Class shares of the average daily net asset value of the Institutional Class shares of a Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund as soon as practicable after the end of the fiscal year.

Shareholder Services Plan for Investor Class Shares Each Fund has adopted a shareholder services plan (an “Investor Class Shareholder Services Plan”) with respect to the Fund’s Investor Class shares. Under the Investor Class Shareholder Services Plan, each of the aforementioned Funds is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Investor Class shares of the average daily net asset value of the Investor Class shares of a Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund as soon as practicable after the end of the fiscal year.

TRUSTEES AND OFFICERS

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, age 70	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	18	Ms. Anstine is a Trustee of ALPS ETF Trust (9 funds); Financial Investors Variable Insurance Trust (5 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., age 81	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	18	None.

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, age 34	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	18	Mr. Deems is a Trustee of ALPS ETF Trust (9 funds); Financial Investors Variable Insurance Trust (5 funds) and Reaves Utility Income Fund (1 fund).

Jerry G. Rutledge, age 67	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	18	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell , age 40	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	18	None.

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee

Edmund J. Burke, age 50	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	18	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Jeremy O. May, age 40	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.	Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Executive Vice President and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
JoEllen L. Legg, age 49	Secretary	Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President and Associate Counsel of ALPS, AAI, ADI and FDI. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of the Transparent Value Trust and Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Debt Fund and WesMark Funds and Vice President and Secretary of Oak Associates Funds.

Ted Uhl, age 36	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act.

Kimberly R. Storms, age 39	Assistant Treasurer	Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

Monette R. Nickels, age 41	Tax Officer	Ms. Nickels was elected Tax Officer of the Trust at the December 8, 2009 meeting of the Board of Trustees.	Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of ALPS Variable Insurance Trust, ALPS ETF Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Clough Global Equity Fund and Financial Investors Variable Insurance Trust.

*All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** The Fund Complex includes all series of the Trust and any other investment companies for which Emerald Mutual Fund Advisers Trust provides investment advisory services.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 21, 1997. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 11, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-President and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

John R. Moran, Jr.

Mr. Moran has been an Independent Trustee of the Trust since March 21, 1997, and lead Independent Trustee since 2010. Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business, financial services, and accounting experience.

Jerry G. Rutledge

Mr. Rutledge has been an Independent Trustee of the Trust since August 7, 2009. Mr. Rutledge is the President and owner of Rutledge’s Inc., an upscale men’s clothing store, which he opened in 1967. Mr. Rutledge has over 40 years of business experience. He served on the CU Board of Regents from 1995 to 2007 and currently serves on the Board of American National Bank. Mr. Rutledge is a graduate of the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business experience.

Michael “Ross” Shell

Mr. Shell has been an Independent Trustee of the Trust since August 7, 2009. In 2008, Mr. Shell founded Red Idea, LLC, a strategic consulting/early stage venture firm, for which he currently serves as CEO. From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency, during which time he also served as Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, he worked as a business strategy consultant, he was on the Global Client Services team of IDEO, and he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Edmund J. Burke

Mr. Burke has been an Interested Trustee of the Trust since August 7, 2009. Mr. Burke joined ALPS Fund Services, Inc., the Fund’s administrator, in 1991 and currently serves as its Chief Executive Officer and Director. He is also a Director of ALPS Holdings, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., the Fund’s principal underwriter, and FTAM Distributors, Inc. Mr. Burke has over 20 years of financial services and investment management experience. Before joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

None of the Independent Trustees own securities in the Adviser or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or Distributor.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, five of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Edmund J. Burke, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board from time to time. Mr. Moran serves as a lead Independent Trustee. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These characteristics include, but are not limited to, the Trust’s multiple series of fund shares, each fund’s single portfolio of assets, each fund’s net assets, the services provided by the funds’ service providers, the formal and informal functions of the various Independent Trustees both during and between Board meetings, the existence of the Trust for over 15 years and the long board service of some of the Independent Trustees, which in some cases date back to the inception of the Trust.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman), Moran, Rutledge and Shell. The Audit Committee met three times during the fiscal year ended April 30, 2011.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems, Moran, Rutledge and Shell. The Nominating and Corporate Governance Committee of the Board met once times during the fiscal year ended April 30, 2010.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2010, there were no outstanding shares of the Funds, and therefore, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Edmund J. Burke	None	None

As of December 31, 2010, there were no outstanding shares of the Funds, and therefore, the dollar range of equity securities in the Funds beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Mary K. Anstine	None	None

Jeremy W. Deems	None	None

John R. Moran, Jr.	None	None

Jerry G. Rutledge	None	None

Michael “Ross” Shell	None	None

Remuneration of Trustees. The Independent Trustees of the Trust receive an annual fee in the amount of $24,000 and an additional $2,000 for attending each Board meeting or standalone committee meeting, and $1,000 for special telephonic meetings. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended April 30, 2011, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*

Mary K. Anstine	$17,500	$0	$0	$17,500

Jeremy W. Deems	$17,500	$0	$0	$17,500

John R. Moran, Jr.	$17,500	$0	$0	$17,500

Jerry G. Rutledge	$17,500	$0	$0	$17,500

Michael “Ross” Shell	$17,500	$0	$0	$17,500

* The Fund Complex includes all series of the Trust and any other investment companies for which Emerald Mutual Fund Advisers Trust provides investment advisory services.

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGER

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in April of 2005 and is registered with the Securities and Exchange Commission as an investment adviser. Emerald is located at 3175 Oregon Pike, Leola, PA 17540. Emerald is a wholly owned subsidiary of Emerald Advisers, Inc., the former investment advisor to these Funds, and is located at the same address as that of Emerald. As of November 30, 2011, Emerald Advisers, Inc. had approximately $1.4 billion in assets under management.

Pursuant to the Investment Advisory and Management Agreement (the “Advisory Agreement”), the Emerald Banking and Finance Fund pays the Adviser an annual management fee of 1% based on the Emerald Banking and Finance Fund’s average daily net assets and the Emerald Growth Fund pays the adviser an annual management fee of 0.75% based on the Emerald Growth Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be provided in the Funds’ annual report to shareholders for the period ended April 30, 2012.

Emerald served as the sub-adviser to the Predecessor Funds. For the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, Emerald received subadvisory fees of $586,203.69, $338,849.98, and $265,797.87 from the Forward Banking and Finance Fund and $564,853.98, $349,821.71, and $348,539.60 from the Forward Growth Fund respectively.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Funds, the Adviser, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

Each Fund currently employs ALPS Fund Services, Inc. (an affiliate of ADI) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds. Information on the services provided by the Administrator and the fees paid to the Administrator is available in the Prospectus, which is incorporated by reference in this SAI.

ALPS has also served as administrator to the Predecessor Funds since September 12, 2005. For the fiscal years ended December 31, 2010, 2009, and 2008, ALPS received fees for administrative services to the Predecessor Funds totaling $19,167, $32,515, and $50,611 from the Forward Banking and Finance Fund and $48,461, $59,221, and $77,764 from the Forward Growth Fund, respectively.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that each Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are summaries of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Funds or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. When applicable, information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30, will be available without charge, (i) upon request, by calling 866.759.5679 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of a Fund’s outstanding equity securities. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Because the Funds are new, as of the date of this SAI, there were no principal nor control persons of the Fund, and the Trustees and Officers of the Trust as a group did not own any of the outstanding shares of the Fund.

EXPENSES

The Funds’ expenses include taxes, interest, fees and salaries of such Fund’s Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of December 1, 2011.

Other Accounts Managed by Portfolio Manager

The table below identifies as of December 1, 2011, for the portfolio manager of each Fund, the number of accounts (other than the Funds with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Emerald Banking and Finance Fund
Kenneth G. Mertz II, CFA®	2	$277	0	N/A	37	$1,020
Steven E. Russell, Esq	0	N/A	0	N/A	0	N/A

Emerald Growth Fund
Kenneth G. Mertz II, CFA®	2	$204	0	N/A	37	$1,020
Stacey L. Sears	2	$170	0	N/A	36	$1,018
Joseph W. Garner	2	$170	0	N/A	36	$1,018

Portfolio Manager Compensation

Emerald’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary: Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus: A significant portion of portfolio manager compensation takes the form of a quarterly incentive bonus tied to performance based on quarterly performance reviews and the manager’s relative performance against the Russell 2000 Growth Index for rolling quarter, year, and five year periods. Bonus payments are determined by a combination of factors, including pre-tax investment performance calculated as the average of all investment mandates for which the portfolio manager has responsibility compared against such mandates’ respective benchmarks, non-qualitative items relating to the portfolio manager’s fulfillment of his or her obligations and duties to each investment mandate as determined by senior management, and control of expenses by the portfolio manager taking into account income and gains of the investment mandates for which the portfolio manager has responsibility. Finally, the overall performance of Emerald Asset Management, Inc., the parent company of Emerald, is considered in determining any portfolio manager bonus.

Deferred Compensation Plans: Portfolio managers are eligible to participate in a 401(k) plan which provides matching contributions and profit sharing on a discretionary basis.

Conflicts of Interest with Other Accounts. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Emerald has adopted the following policies regarding the allocation and aggregation of securities transactions among client accounts:

Aggregation Policy: Aggregations of trades can produce meaningful cost savings to clients. Emerald’s policy is constructed to meet the requirements of the SEC. Specifically, Emerald’s policy is designed to address these issues:

1. Duty of Disclosure: Emerald will disclose fully to its clients the arrangements for aggregation of securities transactions.

2. Duty to Act Only in the Clients’ Best Interests: The aggregation of client transactions will be done only after client consent, consistent with each such client’s best interests.

3. Duty to Treat Each Client Fairly: Securities transactions will be done on a pro rata basis at the average share price, consistent with the specific conditions discussed below.

4. Duty to Seek Best Execution: Emerald recognizes its duty to aggregate and allocate securities transactions in a manner that ensures best execution. This is discussed more fully below.

Aggregation Procedures: Emerald will endeavor to bunch trades for clients in order to effect best execution at the lowest cost (commissions and spread) and to avoid disparities in execution prices for accounts that are managed similarly. The following bunching and trade aggregation procedures are designed to treat all client accounts equally. All client accounts with like mandates will participate in bunched trades, average pricing and pro rata execution. Emerald will allocate trades internally prior to any bunched trades based on the requirements of the various groups of accounts as determined by the firm’s portfolio managers (see “Block Trading” below).

Emerald manages certain accounts pursuant to differing client mandates. With respect to certain accounts, Emerald has full discretion with respect to investments and execution of portfolio transactions. For certain client accounts, specific brokerage firms have been designated, which prevents bunching trades with other accounts. These accounts would also prevent new or secondary issuance of stocks being equally divided across these types of accounts. Certain accounts may have directed investment policies and/or restrictions. These accounts may have different investment objectives and strategies, and therefore might invest in different individual stocks from other types of accounts and may have different sector allocation percentages, which would affect how Emerald allocates aggregated trades for such accounts. Certain funds with daily cash flow differences (usually mutual funds) would have different trading activity dictated by internal cash flows (or withdrawals), the timing and tax consequences of which require that trades be made in different percentages for each share.

Because of these differences in policies and strategies of the various accounts Emerald manages, Emerald’s portfolio managers will aggregate the number of shares determined to be desired for each account type and maintain a dated and time-stamped record of this pre-trade allocation. Each account will then average price pro-rata to the shares actually executed. If a client uses a particular directed broker-dealer, Emerald will execute these trades separately, which trades may be executed at prices different than the bunched trades due to number of share differences, use of DOT system, movement and volatility of stock trading, or other relevant factors. While these differences may be noticeable on a trade-by-trade basis, they should balance out over time.

The intention of this policy is that Emerald must make a trade allocation before the results of the actual trade have been determined. This policy will assure that the allocation cannot be affected by the results of the trade.

Block Trading: Emerald also has established Block Trading Procedures to ensure that no advisory or sub-advisory client account or group of client accounts, neither public nor private, nor corporate nor individual, will receive preferential trading execution pursuant to federal and state regulations.

Ownership of Securities

Because the Fund is new, as of the date of this SAI, the portfolio managers do not own any shares of the Fund.

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund’s Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 calendar days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is each Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains. It is also each Fund’s policy to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers as “capital gains dividends.”

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the applicable Fund. In order for a change to be in effect for any dividend or distribution, it must be received by such Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the applicable Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of such Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – such Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, such a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, such a Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the effected Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of the sum of net short-term capital losses and certain capital loss carryovers from prior years) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that a Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and to distribute all of its capital gains dividends in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such a Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of such a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital loss for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year.

A regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, such a Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2013, a Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the applicable Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both such Fund and its shareholders. No Fund expects a significant portion of distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder invested in that Fund (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends,” a designation which the Funds generally do not expect to make). Any gain resulting from the sale or exchange of

Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to a maximum rate of 15% – for taxable years beginning before January 1, 2013.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

Financial Products

Each Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by such Fund, defer such Fund’s losses, cause adjustments in the holding periods of such Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of a Fund’s investments, such as certain option transactions as well as futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40%

short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by a Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by a Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by such Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects. As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of such Fund as a regulated investment company.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by a Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of a Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between such Fund’s book income and taxable income. This difference may cause a portion of a Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require such Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

A Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though such Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, an effected Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. An effected Fund may realize gains or losses from such sales. In the event such Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

High-Risk Securities

Each Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that such Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

A Fund’s investments in REIT equity securities, if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, each Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the applicable Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the applicable Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax on such income. A Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish such Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. Under current law, the backup withholding tax rate will be 31% for amounts paid after December 31, 2012.

Recently Enacted Legislation

For tax years beginning after 2012, a surtax of up to 3.8% will apply to net investment income of an individual taxpayer earning over $200,000 ($250,000 for a joint return). Net investment income will include interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a trade or business). Net investment income will be reduced by deductions properly allocable to such income. The legislation that contains the 3.8% surtax is the subject of a number of constitutional challenges, and at least one court has held that the law is void. Holders of our common stock should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of our common stock. Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in section 1471 of the Code) unless they agree to collect and disclose to the IRS information regarding direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment in the Funds would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on November 30, 1993 and consists of eighteen separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or funds. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approval of the Investment Advisory Contract and Management Contracts are matters to be determined separately by each fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to such Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUNDS

Custodian. Union Bank, N.A. (the “Custodian”), located at 350 California Street, 6th Floor, San Francisco, California 94104, serves as the custodian for the Emerald Banking and Finance Fund and the Emerald Growth Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Funds. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of ADI.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP (“Deloitte”) serves as the Trust’s independent registered public accounting firm. Deloitte provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Deloitte is located at 555 17th St. #3600, Denver, Colorado 80202.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Funds and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202.

PERFORMANCE INFORMATION

Yield and Total Return. The Funds may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

Each Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing each Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of each Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in each Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

Because the Funds have not yet commenced operations as of the date of this Statement of Additional Information, there are no financial highlights for the Funds.

The financial statements of the Predecessor Funds for the fiscal year ended December 31, 2010 appearing in the annual reports to shareholders have been audited by PricewaterhouseCoopers LLP, the Predecessor Funds’ independent registered public accounting firm. Such financial statements are incorporated herein by reference to the Predecessor Funds’ annual reports as filed with the SEC on March 8, 2011 (Accession No. 0001193125-11-059382).

APPENDIX B

Emerald Advisers, Inc.

Proxy Voting Policy, Procedures and Guidelines

(as also adopted by Emerald Mutual Fund Advisers Trust and applicable to its voting of Proxies)

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors
2)	insuring that these directors have properly supervised management
3)	resolve issues of natural conflict between shareholders and managers
a.	Compensation
b.	Corporate Expansion
c.	Dividend Policy
d.	Free Cash Flow
e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.
f.	Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A. Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

• Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

• Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

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• Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

• Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

• Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

• Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

• Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

• Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B. Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C. Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D. Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E. Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G. Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation EAI will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

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B. Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors:

A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):

Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3. Unequal Voting Rights:

A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses:

These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions:

These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.

Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6. Increases in authorized shares and/or creation of new classes of common and preferred stock:

a. Increasing authorized shares.

EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.

Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b. Creation of new classes of stock.

Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without

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approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.

Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c. Directors and Management Liability and Indemnification.

These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.

Resolution: On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.

d. Compensation Plans (Incentive Plans)

Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.

Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e. Greenmail

EAI would not support management in the payment of greenmail.

Resolution: EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f. Cumulative Voting

Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.

Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g. Proposals Designed to Discourage Mergers & Acquisitions In Advance

These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h. Confidential Voting

A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

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i. Disclosure

Resolution: EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j. Sweeteners

Resolution: EAI will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k. Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case by case basis, EAI will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l. Equal Access to Proxy Statements

EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI will support any proposal calling for equal access to proxy statements.

m. Abstention Votes

EAI supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights
B.	Nuclear Issues
C.	Defense Issues
D.	Social Responsibility

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EAI, in general supports the position of management. Exceptions to this policy Include:

1.	South Africa

EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.	Northern Ireland

EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

EAI may manage a variety of corporate accounts that are publically traded. EAI will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.

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PART C. OTHER INFORMATION

Item 15.	Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article X of the Registrant’s Trust Instrument (Exhibit (1)(a) and (1)(b) to the Registration Statement), Section 1.10 of the Distribution Agreement (Exhibit (7)(a) to the Registration Statement) and Section 15 of the Distribution Agreement (Exhibit (7)(f) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 16.		Exhibits

(1)	(a)	Trust Instrument of Registrant.(1)

	(b)	Revised Trust Instrument of Registrant.(1)

	(c)	Amendment to Trust Instrument of Registrant dated August 7, 2009.(8)

(2)	(a)	By-Laws of Registrant.(1)

	(b)	Revised By-Laws of Registrant.(1)

	(c)	Amendment to By-Laws of Registrant dated April 25, 2008.(5)

(3)		Not applicable.

(4)	(a)	Form of Agreement and Plan of Reorganization among Registrant, on behalf of Emerald Banking and Finance Fund, Forward Funds, on behalf of Forward Banking and Finance Fund, and Emerald Mutual Fund Advisers Trust.(23)

	(b)	Form of Agreement and Plan of Reorganization among Registrant, on behalf of Emerald Growth Fund, Forward Funds, on behalf of Forward Growth Fund, and Emerald Mutual Fund Advisers Trust.(23)

(5)		Provisions of instruments defining rights of security holders are contained in Articles 2 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (1) of this filing).

(6)	(a)	Investment Advisory and Management Agreement dated October 1, 2007 between Registrant and ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.) with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

	(b)	Investment Sub-Advisory Agreement dated October 1, 2007 among Registrant, ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.) and Red Rocks Capital LLC with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

	(c)	Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).(16)

	(d)	Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Wellington Management Company, LLP with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).(16)

	(e)	Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund.(16)

	(f)	Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Clough Capital Partners, LP with respect to the Clough China Fund.(16)

	(g)	Investment Advisory Agreement between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

	(h)	Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund.(21)

	(i)	Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Jefferies Asset Management, LLC with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund.(21)

	(j)	Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(18)

	(k)	Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and RiverFront Investments, LLC with respect to the RiverFront Long-Term Growth Fund, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(18)

	(l)	Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Long-Term Growth Fund.(18)

	(m)	Investment Advisory Agreement dated January 20, 2011 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Kotak India Growth Fund.(17)

	(n)	Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Kotak Mahindra (UK) Limited with respect to the ALPS/Kotak India Growth Fund.(21)

	(o)	Form of Investment Advisory Agreement between Registrant and Aspen Partners Ltd. with respect to the Aspen Managed Futures Strategy Fund.(20)

	(p)	Form of Investment Advisory Agreement between Registrant and Disciplined Growth Investors, Inc. with respect to the Disciplined Growth Investors Fund.(19)

	(q)	Investment Advisory Agreement between Registrant and Grandeur Peak Global Advisors, LLC with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

	(r)	Form of Investment Advisory Agreement between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(23)

(7)	(a)	Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

	(b)	Amendment No. 1 dated August 31, 2009 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).(16)

	(c)	Amendment No. 3 dated January 15, 2010 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the Clough China Fund.(16)

	(d)	Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer.(10)

	(e)	Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm.(10)

	(f)	Form of Administrative Services Agreement between ALPS Distributors, Inc. and servicing firm.(3)

	(g)	Form of Fund-SERV Agreement between ALPS Distributors, Inc. and servicing firm.(10)

	(h)	Form of Trust Networking Agreement between ALPS Distributors, Inc. and servicing firm.(10)

	(i)	Distribution Agreement dated December 30, 2009 between Registrant and ALPS Distributors, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

	(j)	Amendment No. 4 dated March 9, 2010 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), ALPS/WMC Value Intersection (f/k/a Activa Value Fund) and ALPS/GNI Long-Short Funds.(14)

	(k)	Amendment dated June 15, 2010 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund.(18)

	(l)	Amendment dated August 2, 2010 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(18)

	(m)	Amendment dated September 27, 2010 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to RiverFront Long-Term Growth Fund.(18)

	(n)	Amendment dated January 20, 2011 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/Kotak India Growth Fund.(17)

	(o)	Form of Distribution Agreement between Registrant and ALPS Distributors, Inc. with respect to the Aspen Managed Futures Strategy Fund.(20)

	(p)	Form of Distribution Agreement between Registrant and ALPS Distributors, Inc. with respect to the Disciplined Growth Investors Fund.(19)

	(q)	Distribution Agreement between Registrant and ALPS Distributors, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(17)

	(r)	Form of Distribution Agreement between Registrant and ALPS Distributors, Inc. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(23)

(8)		None.

(9)	(a)	Custody Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(5)

	(b)	Foreign Custody Manager Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(5)

	(c)	Custodian Agreement dated August 3, 2009 between Registrant and Union Bank N.A. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).(16)

	(d)	Amendment No. 2 dated December 30, 2009 to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

	(e)	Amendment No. 2 dated December 30, 2009 to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

	(f)	Amendment to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund, RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(18)

	(g)	Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund, RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(18)

	(h)	Amendment to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the ALPS/Kotak India Growth Fund.(21)

	(i)	Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the ALPS/Kotak India Growth Fund.(21)

	(j)	Form of Amendment to Custodian Agreement between Registrant and Union Bank N.A. with respect to the Aspen Managed Futures Strategy Fund.(20)

	(k)	Form of Amendment to Custodian Agreement between Registrant and Union Bank N.A. with respect to the Disciplined Growth Investors Fund.(19)

	(l)	Amendment to Custodian Agreement between Registrant and Union Bank N.A. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

	(m)	Form of Amendment to Custodian Agreement between Registrant and Union Bank N.A. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(23)

(10)	(a)	Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), Class A.(4)

	(b)	Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), Class R.(4)

	(c)	Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), Class C.(14)

	(d)	Shareholder Services Plan – ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), Class C.(14)

	(e)	Distribution and Services Plan – ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund), Class A.(6)

	(f)	Distribution and Services Plan – ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund), Class C.(14)

	(g)	Shareholder Services Plan – ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund), Class C.(14)

	(h)	Distribution and Services Plan – Clough China Fund, Class A.(7)

	(i)	Distribution and Services Plan – Clough China Fund, Class C.(7)

	(j)	Shareholder Services Plan – Clough China Fund, Class C.(16)

	(k)	Distribution and Services Plan – Jefferies Asset Management Commodity Strategy Allocation Fund, Class A.(12)

	(l)	Distribution and Services Plan – Jefferies Asset Management Commodity Strategy Allocation Fund, Class C.(12)

	(m)	Shareholder Services Plan – Jefferies Asset Management Commodity Strategy Allocation Fund, Class A.(12)

	(n)	Shareholder Services Plan – Jefferies Asset Management Commodity Strategy Allocation Fund, Class C.(12)

	(o)	Distribution and Services Plan – RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds, Class A.(13)

	(p)	Distribution and Services Plan – RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds, Class C.(13)

	(q)	Distribution and Services Plan – RiverFront Long-Term Growth, Investor Class.(13)

(r)	Shareholder Services Plan – RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds, Class C.(13)

(s)	Distribution and Services Plan – ALPS/Kotak India Growth Fund, Class A.(17)

(t)	Distribution and Services Plan – ALPS/Kotak India Growth Fund, Class C.(17)

(u)	Shareholder Services Plan – ALPS/Kotak India Growth Fund, Class A.(17)

(v)	Shareholder Services Plan – ALPS/Kotak India Growth Fund, Class C.(17)

(w)	Distribution and Services Plan – Aspen Managed Futures Strategy Fund, Class A.(20)

(x)	Distribution and Services Plan – Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds, Investor Class.(22)

(y)	Distribution and Services Plan – Emerald Banking and Finance Fund, Class A.(23)

(z)	Distribution and Services Plan – Emerald Banking and Finance Fund, Class C.(23)

(aa)	Distribution and Services Plan – Emerald Banking and Finance Fund, Investor Class.(23)

(bb)	Distribution and Services Plan – Emerald Growth Fund, Class A.(23)

(cc)	Distribution and Services Plan – Emerald Growth Fund, Class C.(23)

(dd)	Distribution and Services Plan – Emerald Growth Fund, Investor Class.(23)

(ee)	Shareholder Services Plan – Emerald Banking and Finance Fund, Class C.(23)

(ff)	Shareholder Services Plan – Emerald Banking and Finance Fund, Institutional Class.(23)

(gg)	Shareholder Services Plan – Emerald Banking and Finance Fund, Investor Class.(23)

(hh)	Shareholder Services Plan – Emerald Growth Fund, Class C.(23)

(ii)	Shareholder Services Plan – Emerald Growth Fund, Institutional Class.(23)

(jj)	Shareholder Services Plan – Emerald Growth Fund, Investor Class.(23)

(kk)	Rule 18f-3 Plan – ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(14)

(ll)	Rule 18f-3 Plan – ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).(14)

(mm)	Rule 18f-3 Plan – Clough China Fund.(16)

(nn)	Rule 18f-3 Plan – Jefferies Asset Management Commodity Strategy Allocation Fund.(12)

(oo)	Rule 18f-3 Plan –RiverFront Long Term Growth, RiverFront Moderate Growth, RiverFront Long Term Growth & Income and RiverFront Moderate Growth & Income Funds.(13)

(pp)	Rule 18f-3 Plan – ALPS/Kotak India Growth Fund.(17)

(qq)	Rule 18f-3 Plan – Aspen Managed Futures Strategy Fund.(20)

	(rr)	Rule 18f-3 Plan – Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

	(ss)	Rule 18f-3 Plan – Emerald Banking and Finance Fund and Emerald Growth Fund.(23)

(11)	(a)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, as to legality of shares of the Emerald Banking and Finance Fund and the Emerald Growth Fund.(23)

(12)	(a)	Form of Tax Opinion of [ ], counsel to (to be filed by subsequent amendment).

(13)	(a)	Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

	(b)	Amendment No. 2 dated August 31, 2009 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).(16)

	(c)	Amendment No. 4 dated January 15, 2010 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Clough China Fund.(16)

	(d)	Amendment No. 5 dated March 9, 2010 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), ALPS/WMC Value Intersection (f/k/a Activa Value Fund)and ALPS/GNI Long-Short Funds.(14)

	(e)	Transfer Agency and Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

	(f)	Transfer Agency and Interactive Client Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

	(g)	Form of Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Managed Futures Strategy Fund.(20)

	(h)	Form of Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Disciplined Growth Investors Fund.(19)

	(i)	Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

	(j)	Amendment dated June 15, 2010 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund.(18)

	(k)	Amendment dated August 2, 2010 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007with respect to the RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(18)

	(l)	Amendment dated September 27, 2010 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007with respect to the RiverFront Long-Term Growth Fund.(18)

(m)	Amendment dated January 20, 2011 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007 with respect to the ALPS/Kotak India Growth Fund.(17)

(n)	Form of Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Banking and Finance Fund and Emerald Growth Fund.(23)

(o)	Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

(p)	Amendment No. 1 dated August 31, 2009 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).(16)

(q)	Amendment No. 3 dated January 15, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Clough China Fund.(16)

(r)	Amendment No. 4 dated March 9, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), ALPS/WMC Value Intersection (f/k/a Activa Value Fund)and ALPS/GNI Long-Short Funds.(16)

(s)	Amendment dated June 15, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund.(18)

(t)	Amendment dated August 2, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(18)

(u)	Amendment dated September 27, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Long-Term Growth Fund.(18)

(v)	Amendment dated January 20, 2011 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Kotak India Growth Fund.(17)

(w)	Form of Administration, Bookkeeping and Pricing Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Managed Futures Strategy Fund.(20)

(x)	Form of Administration, Bookkeeping and Pricing Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Disciplined Growth Investors Fund.(19)

(y)	Administration, Bookkeeping and Pricing Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

(z)	Form of Administration, Bookkeeping and Pricing Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(23)

(aa)	PFO Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(bb)	Chief Compliance Officer Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(cc)	Form of PFO Services Agreement among Registrant, ALPS Fund Services, Inc. and Aspen Partners Ltd. with respect to the Aspen Managed Futures Strategy Fund.(20)

(dd)	Form of Chief Compliance Officer Services Agreement among Registrant, ALPS Fund Services, Inc. and Aspen Partners Ltd. with respect to the Aspen Managed Futures Strategy Fund.(20)

(ee)	Form of PFO Services Agreement among Registrant, ALPS Fund Services, Inc. and Disciplined Growth Investors, Inc. with respect to the Disciplined Investors Growth Fund.(19)

(ff)	Form of Chief Compliance Officer Services Agreement among Registrant, ALPS Fund Services, Inc. and Disciplined Growth Investors, Inc. with respect to the Disciplined Investors Growth Fund.(19)

(gg)	PFO Services Agreement among Registrant, ALPS Fund Services, Inc. and Grandeur Peak Global Advisors, LLC with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

(hh)	Chief Compliance Officer Services Agreement among Registrant, ALPS Fund Services, Inc. and Grandeur Peak Global Advisors, LLC with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

(ii)	Form of PFO Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(23)

(jj)	Form of Chief Compliance Officer Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(23)

(kk)	Fee Waiver Letter Agreement between Registrant and ALPS Advisors, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).(21)

(ll)	Fee Waiver Letter Agreement between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund.(21)

(mm)	Fee Waiver Letter Agreement among Registrant, ALPS Advisors, Inc. and Red Rocks Capital LLC with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(21)

(nn)	Fee Waiver Letter Agreement between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(21)

(oo)	Fee Waiver Letter Agreement among Registrant, ALPS Advisors, Inc. and Jefferies Asset Management, LLC with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund.(21)

(pp)	Fee Waiver Letter Agreement between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(21)

(qq)	Fee Waiver Letter Agreement among Registrant, ALPS Advisors, Inc. and Kotak Mahindra (UK) Limited with respect to the ALPS/Kotak India Growth Fund.(21)

	(rr)	Fee Waiver Letter Agreement between Registrant and Aspen Partners Ltd. with respect to the Aspen Managed Futures Strategy Fund.(20)

	(ss)	Fee Waiver Letter Agreement between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(21)

	(tt)	Form of License Agreement among Registrant, ALPS Advisors, Inc., Kotak Mahindra Bank Limited and Kotak Mahindra (UK) Limited with respect to the ALPS/Kotak India Growth Fund.(17)

	(uu)	Fee Waiver Letter Agreement between Registrant and Grandeur Peak Global Advisors, LLC with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

	(vv)	Form of Fee Waiver Letter Agreement between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(23)

(14)	(a)	Consent of PricewaterhouseCoopers LLP, as Independent Registered Public Accounting Firm, with respect to the Forward Banking and Finance Fund and the Forward Growth Fund (filed herewith).

(15)		None.

(16)		Power of Attorney dated January 5, 2012.(24)

(17)	(a)	Code of Ethics for Registrant, revised as of March 13, 2006.(2)

	(b)	Code of Ethics for ALPS Holdings, Inc. (includes ALPS Advisors, Inc. and ALPS Distributors, Inc., each a subsidiary of ALPS Holdings, Inc.) revised as of May 1, 2010.(13)

	(c)	Code of Ethics for Red Rocks Capital LLC as of December 31, 2008, as amended.(6)

	(d)	Code of Ethics for Wellington Management Company, LLP as of October 1, 2008.(6)

	(e)	Code of Ethics for Clough Capital Partners LP as of May 2, 2007.(7)

	(f)	Code of Ethics for Vulcan Value Partners, LLC as of October 15, 2009.(11)

	(g)	Code of Ethics for Jefferies Asset Management, LLC.(12)

	(h)	Code of Ethics for RiverFront Investments, LLC.(15)

	(i)	Code of Ethics for Kotak Mahindra (UK) Limited.(17)

	(j)	Code of Ethics for Aspen Partners Ltd.(20)

	(k)	Code of Ethics for Disciplined Growth Investors, Inc.(19)

	(l)	Code of Ethics for Grandeur Peak Global Advisors, LLC.(22)

	(m)	Code of Ethics for Emerald Mutual Fund Advisers Trust.(23)

(1)	Incorporated by reference to the Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File No. 033-72424 (the “Registration Statement”), filed on August 28, 1997.
(2)	Incorporated by reference to the Post-Effective Amendment No. 30 to Registrant’s Registration Statement filed on August 28, 2006.
(3)	Incorporated by reference to the Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on September 5, 2007.

(4)	Incorporated by reference to the Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on November 20, 2007.
(5)	Incorporated by reference to the Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on May 6, 2008.
(6)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on June 12, 2009.
(7)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on August 20, 2009.
(8)	Incorporated by reference to the Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on August 28, 2009.
(9)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on July 30, 2010.
(10)	Incorporated by reference to the Post-Effective Amendment No. 43 to Registrant’s Registration Statement filed on October 13, 2009.
(11)	Incorporated by reference to the Post-Effective Amendment No. 46 to Registrant’s Registration Statement filed on December 29, 2009.
(12)	Incorporated by reference to the Post-Effective Amendment No. 52 to Registrant’s Registration Statement filed on June 15, 2010.
(13)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on June 25, 2010.
(14)	Incorporated by reference to the Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed on June 30, 2010.
(15)	Incorporated by reference to the Post-Effective Amendment No. 59 to Registrant’s Registration Statement filed on July 30, 2010.
(16)	Incorporated by reference to the Post-Effective Amendment No. 62 to Registrant’s Registration Statement filed on August 30, 2010.
(17)	Incorporated by reference to the Post-Effective Amendment No. 66 to Registrant’s Registration Statement filed on January 28, 2011.
(18)	Incorporated by reference to the Post-Effective Amendment No. 70 to Registrant’s Registration Statement filed on April 29, 2011.
(19)	Incorporated by reference to the Post-Effective Amendment No. 75 to Registrant’s Registration Statement filed on July 13, 2011.
(20)	Incorporated by reference to the Post-Effective Amendment No. 77 to Registrant’s Registration Statement filed on August 1, 2011.
(21)	Incorporated by reference to the Post-Effective Amendment No. 80 to Registrant’s Registration Statement filed on August 29, 2011.
(22)	Incorporated by reference to the Post-Effective Amendment No. 82 to Registrant’s Registration Statement filed on September 22, 2011.
(23)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14, File No. 333-178723, filed on December 23, 2011.
(24)	Incorporated by reference to Pre-Effective Amendment No.1 to Registrant’s Registration Statement on Form N-14, File No. 333-178723, filed on January 6, 2012.

Item 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file in a post-effective amendment to this registration statement a final tax opinion promptly subsequent to the closing of the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on February 1, 2012.

FINANCIAL INVESTORS TRUST
(Registrant)

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Edmund J. Burke	President, Trustee and Chairman	February 1, 2012

Edmund J. Burke

/s/ John R. Moran, Jr.	Trustee	February 1, 2012

John R. Moran, Jr.*

/s/ Jeremy W. Deems	Trustee	February 1, 2012

Jeremy W. Deems*

/s/ Mary K. Anstine	Trustee	February 1, 2012

Mary K. Anstine*

/s/ Jerry G. Rutledge	Trustee	February 1, 2012

Jerry G. Rutledge*

/s/ Michael “Ross” Shell	Trustee	February 1, 2012

Michael “Ross” Shell*

/s/ Jeremy O. May	Treasurer	February 1, 2012

Jeremy O. May

*	Signature affixed by JoEllen L. Legg pursuant to a power of attorney dated January 5, 2012.

The undersigned Shareholder(s) of Forward Growth Fund (the “Predecessor Fund”), hereby appoint(s) J. Alan Reid, Jr., Mary Curran and Judith M. Rosenberg (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Predecessor Fund to be held on February 27, 2012 at 10 a.m. Pacific time at the offices of Forward Management, LLC, 101 California Street, Suite 1600, San Francisco, CA 94111, and any adjournments thereof, to vote all of the shares of the Predecessor Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked on the reverse side.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed voting instructions are returned, such shares will be voted “FOR” the proposal. Please date, sign and return promptly.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-330-5897. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

SIGNATURE	DATE

SIGNATURE (if held jointly)	DATE

Title – if a corporation, partnership or other entity

THREE OPTIONS FOR VOTING YOUR PROXY

1. Internet

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

2. Phone

Simply dial toll-free 1-800-330-5897 to speak with a representative should you have any questions or to vote your shares. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

3. Mail	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

FORWARD GROWTH FUND

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

The Board of Trustees of the Forward Growth Fund recommends a vote “FOR” the proposal:

PROPOSAL:

FOR	AGAINST	ABSTAIN

1)    To Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Forward Growth Fund (the “Predecessor Fund”) to the Emerald Growth Fund (the “New Fund”), a newly created series of Financial Investors Trust, in exchange for shares of the New Fund and the assumption by the New Fund of all the liabilities of the predecessor Fund, and the distribution of such shares to the shareholders of the Predecessor Fund in complete liquidation and termination of the Predecessor Fund.

THANK YOU FOR VOTING

Important Notice Regarding the Availability of the Proxy Materials for the Special Meeting:

The Prospectus/Proxy Statement is available at: www.proxyonline.us/docs/forwardfunds.pdf

TAG ID:	BAR CODE	CUSIP: 123456789

The undersigned Shareholder(s) of Forward Banking and Finance Fund (the “Predecessor Fund”), hereby appoint(s) J. Alan Reid, Jr., Mary Curran and Judith M. Rosenberg (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Predecessor Fund to be held on February 27, 2012 at 10 a.m. Pacific time at the offices of Forward Management, LLC, 101 California Street, Suite 1600, San Francisco, CA 94111, and any adjournments thereof, to vote all of the shares of the Predecessor Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked on the reverse side.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed voting instructions are returned, such shares will be voted “FOR” the proposal. Please date, sign and return promptly.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-330-5897. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

SIGNATURE	DATE

SIGNATURE (if held jointly)	DATE

Title – if a corporation, partnership or other entity

THREE OPTIONS FOR VOTING YOUR PROXY

1. Internet

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

2. Phone

Simply dial toll-free 1-800-330-5897 to speak with a representative should you have any questions or to vote your shares. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

3. Mail	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

FORWARD BANKING AND FINANCE FUND

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

The Board of Trustees of the Forward Banking and Finance Fund recommends a vote “FOR” the proposal:

PROPOSAL:

FOR	AGAINST	ABSTAIN

1)    To Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Forward Banking and Finance Fund (the “Predecessor Fund”) to the Emerald Banking and Finance Fund (the “New Fund”), a newly created series of Financial Investors Trust, in exchange for shares of the New Fund and the assumption by the New Fund of all the liabilities of the predecessor Fund, and the distribution of such shares to the shareholders of the Predecessor Fund in complete liquidation and termination of the Predecessor Fund.

THANK YOU FOR VOTING

Important Notice Regarding the Availability of the Proxy Materials for the Special Meeting:

The Prospectus/Proxy Statement is available at: www.proxyonline.us/docs/forwardfunds.pdf

TAG ID:	BAR CODE	CUSIP: 123456789

Exhibit List

Exhibits.	Description
14(a)	Consent of PricewaterhouseCoopers LLP, as Independent Registered Public Accounting Firm, with respect to the Forward Banking and Finance Fund and the Forward Growth Fund.